TARGET/UNITED FUNDS, INC.

                               6300 Lamar Avenue

                                P. O. Box 29217

                      Shawnee Mission, Kansas  66201-9217

                                 (913) 236-2000
                                 (800) 366-5465

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                                  May 1, 1999

                                   PROSPECTUS

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     Target/United Funds, Inc. (the "Fund") is a management
investment company,
commonly known as a mutual fund, that has eleven separate
Portfolios, each with
separate goals and investment policies.

Asset Strategy Portfolio seeks high total return over the long term.

Balanced Portfolio seeks, as a primary goal, current income, with a secondary goal of long-term appreciation of capital.

Bond Portfolio seeks a reasonable return with more emphasis on preservation of capital.

Growth Portfolio seeks capital growth, with a secondary goal of current income.

High Income Portfolio seeks, as a primary goal, high current income with a secondary goal of capital growth.

Income Portfolio seeks maintenance of current income, subject to market conditions, with a secondary goal of capital growth.

International Portfolio seeks, as a primary goal, long-term appreciation of capital, with a secondary goal of current income.

Limited-Term Bond Portfolio seeks a high level of current income consistent with preservation of capital.

Money Market Portfolio seeks maximum current income consistent with stability of principal.

Science and Technology Portfolio seeks long-term capital growth.

Small Cap Portfolio seeks growth of capital.

     This Prospectus contains concise information about the Fund of which you should be aware before applying for certain variable life insurance policies and variable annuity contracts ("Policies") offered by Participating Insurance
Companies. This Prospectus should be read together with the Prospectus for the particular policy.

The Securities and Exchange Commission has not approved or disapproved the
Fund's securities, or determined whether this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

An Overview of the Portfolios

Asset Strategy Portfolio

Goal
Asset Strategy Portfolio seeks high total return over the long term.

Principal Strategies
The Portfolio seeks to achieve its goal by allocating its assets among stocks, bonds of any quality including junk bonds (rated BB and below by Standard &
Poor's ("S&P") and Ba and below by Moody's Investors Service, Inc. ("MIS")) and short-term instruments (debt instruments with remaining maturities of three years or less, including high-quality money market instruments), both in the
United States and abroad. The Portfolio can invest in securities of companies of any size. The Portfolio selects a mix which represents the way the
Portfolio's investments will generally be allocated over the long term as indicated in the box below. This mix will vary over shorter time periods as
Waddell & Reed Investment Management Company (the "Manager"), the Fund's investment manager, changes the Portfolio's holdings based on the Manager's current outlook for the different markets. These changes may be based on such factors as interest rate changes, security valuation levels and a rise in the potential for growth stocks.

Mix

_ Stocks 70% _ Bonds 25%
(can range (can range
 from       from
 0-100%)    0-100%)

_ Short-term 5%
(can range from
 0-100%)

Principal Risks of Investing in the Portfolio
Because the Portfolio owns different types of investments, a variety of factors can affect its investment performance, such as:

 . an increase in interest rates, which may cause the value of the Portfolio's fixed-income securities to decline;
 . prepayment of higher-yielding bonds held by the Portfolio; . the earnings performance, credit quality and other conditions of the
  companies whose securities the Portfolio holds;
 . adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline; and . the skill of the Manager in allocating the Portfolio's assets among different
  types of investments.

Market risk for small- or medium-sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Additionally, stock of smaller companies may experience volatile trading and price fluctuations. Investments by the Portfolio in "junk bonds" are more susceptible to the risk of non-payment or default, and their prices may be more volatile, than higher-rated bonds.

As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment.

Who May Want to Invest
Asset allocation funds are designed for investors who want to diversify among stocks, bonds and short-term instruments, in one fund. If you are looking for an investment that uses this technique in pursuit of high total return, this
Portfolio may be appropriate for you.

Performance

The chart and table below provide some indication of the risks of investing in the Asset Strategy Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for
1 year and the life of the Portfolio compare with those of a broad measure of market performance.

 . The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year.
 . The table shows average annual returns and compares them to the market indicators listed.
 . Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts.
If these sales
charges and expenses were included, the total returns shown would be lower.

                         CHART OF YEAR-BY-YEAR RETURNS
                        as of December 31 each year (%)

     1996                    6.05%
     1997                   14.01%
     1998                    9.95%

     In the period shown in the chart, the highest quarterly return was 10.50%
     (the third quarter of 1997) and the lowest quarterly return was -3.71% (the first quarter of 1997).

                            AVERAGE ANNUAL TOTAL RETURNS
                             as of December 31, 1998 (%)

                                     1 Year  Life of
Portfolio*

Shares of Asset Strategy Portfolio     9.95%       8.59%
S&P 500 Index                         28.70%      29.35%
Salomon Brothers Broad Investment
  Grade Index                          8.71%       9.06%
Salomon Brothers Short-Term Index for
  1 Month Certificates of Deposit      5.67%       5.70%

The indexes shown are broad-based, securities market indexes that are unmanaged.

*Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes
 (including income) are not available, investment in the indexes was effected as of April 30, 1995.

Balanced Portfolio

Goals
Balanced Portfolio seeks, as a primary goal, to provide current income to the extent that, in the Manager's opinion, market and economic conditions permit.
Secondarily, the Portfolio seeks long-term appreciation of capital.

Principal Strategies
Balanced Portfolio invests primarily in a mix of stocks, fixed-income securities and cash, depending on market conditions. In its equity investments, the
Portfolio invests primarily in medium to large, well-established companies. The majority of the Portfolio's debt holdings are either U.S.
Government securities
or investment grade corporate bonds.

Principal Risks of Investing in the Portfolio
Because Balanced Portfolio owns different types of investments, a variety of factors can affect its investment performance, such as:

 . an increase in interest rates, which may cause the value of the Portfolio's fixed-income securities to decline;
 . the credit quality, earnings performance and other conditions of the issuers whose securities the Portfolio holds;
 . adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline;
 . the Manager's skill in allocating the Portfolio's assets among different types of investments.

Also, the Portfolio can invest in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment.

Who May Want to Invest
The Portfolio is designed for investors seeking current income and the potential for long-term appreciation of capital. You should consider whether the
Portfolio fits your investment objectives.

Performance

The chart and table below provide some indication of the risks of investing in the Balanced Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and the life of the Portfolio compare with those of a broad measure of market performance.

 . The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year.
 . The table shows average annual returns and compares them to the market indicators listed.
 . Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts.
If these sales
charges and expenses were included, the total returns shown would be lower.

                         CHART OF YEAR-BY-YEAR RETURNS
                        as of December 31 each year (%)

     1995                   24.19%
     1996                   11.19%
     1997                   18.49%
     1998                    8.67%

     In the period shown in the chart, the highest quarterly return was 9.64%
     (the third quarter of 1997) and the lowest quarterly return was -6.14% (the third quarter of 1998).

                            AVERAGE ANNUAL TOTAL RETURNS
                             as of December 31, 1998 (%)

                                     1 Year  Life of
Portfolio*

Shares of Balanced Portfolio           8.67%      13.04%
S&P 500 Index                         28.70%      26.70%
Salomon Brothers Treasury/Government
  Sponsored/Corporate Index            9.45%       8.78%

The indexes shown are broad-based, securities market indexes that are unmanaged.

*Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes
 (including income) are not available, investment in the indexes was effected as of April 30, 1994.

Bond Portfolio

Goal
Bond Portfolio seeks a reasonable return with more emphasis on preservation of capital.

Principal Strategies
Bond Portfolio seeks to achieve its goal by investing primarily in domestic debt securities usually of investment grade (rated BBB and higher by S&P and Baa and higher by MIS). The Fund maintains no limitations regarding the maturity, duration or dollar weighted average of its holdings. In selecting the debt securities for the Portfolio, the Manager considers yield and relative safety and, in the case of convertible securities, the possibility of capital growth.
The Portfolio can invest in securities of companies of any size.

Principal Risks of Investing in the Portfolio

Because Bond Portfolio primarily owns different types of debt securities, a variety of factors can affect its investment performance, such as:
 . an increase in interest rates, which may cause the value of the Portfolio's fixed-income securities to decline;
 . prepayment of higher-yielding bonds held by the Portfolio; . the credit quality, earnings performance and other conditions of the
  companies whose securities the Portfolio holds;
 . changes in the maturities of bonds owned by the Portfolio; . adverse bond and stock market conditions, sometimes in response to general
  economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline;
 . the Manager's skill in evaluating and managing the interest rate and credit risks of the Portfolio.

Market risk for small- or medium-sized companies may be greater than for large companies. The Portfolio may invest in "junk bonds" (rated below BBB by S&P or below Baa by MIS), which are more susceptible to the risk of non-payment or default, and their prices may be more volatile than higher-rated bonds.

Also, the Portfolio can invest in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment.

Who May Want to Invest
Bond Portfolio is designed for investors who primarily seek current income while also seeking to preserve investment principal. You should consider whether the
Portfolio fits your particular investment objectives.

Performance

The chart and table below provide some indication of the risks of investing in the Bond Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5 and
10 years compare with those of a broad measure of market performance.

 . The chart presents the annual returns and shows how performance has varied from year to year over the past ten years.
 . The table shows average annual returns and compares them to the market indicator listed.
 . Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts.
If these sales
charges and expenses were included, the total returns shown would be lower.

                         CHART OF YEAR-BY-YEAR RETURNS
                        as of December 31 each year (%)

     1989                   11.82%
     1990                    7.03%
     1991                   16.19%
     1992                    7.67%
     1993                   12.37%
     1994                   -5.90%
     1995                   20.56%
     1996                    3.43%
     1997                    9.77%
     1998                    7.35%

     In the period shown in the chart, the highest quarterly return was 8.34%
     (the second quarter of 1993) and the lowest quarterly return was -3.64%
     (the first quarter of 1994).

                            AVERAGE ANNUAL TOTAL RETURNS
                             as of December 31, 1998 (%)

                                     1 Year    5 Years   10
Years

Shares of Bond Portfolio               7.35%     6.81%
8.83%
Salomon Brothers Broad Investment
   Grade Index                         8.71%     7.30%
9.31%

The index shown is a broad-based, securities market index that is unmanaged.

Growth Portfolio

Goals
Growth Portfolio seeks capital growth, with current income as a secondary goal.

Principal Strategies
Growth Portfolio seeks to achieve its goals by investing primarily in common stocks of U.S. and foreign companies. The Portfolio typically invests in companies having a market capitalization of at least $1 billion, although it may invest in companies of any size. The Portfolio generally emphasizes investments in the faster growing sectors of the economy, such as the technology, healthcare and consumer-oriented sectors.

Principal Risks of Investing in the Portfolio
Because Growth Portfolio owns different types of investments, a variety of factors can affect its investment performance, such as:

 . adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline;
 . the earnings performance, credit quality and other conditions of the companies whose securities the Portfolio holds;
 . the mix of securities in the Portfolio, particularly the relative weightings in (and exposure to) different sectors and industries;
 . an increase in interest rates, which may cause the value of the Portfolio's fixed-income securities to decline; and
 . the Manager's skill in evaluating and selecting securities for the Portfolio.

Also, the Portfolio may invest, to a lesser degree, in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

Market risk for small- and medium-sized companies may be greater than that for large companies. Stock of smaller companies, as well as stock of companies with high-growth expectations reflected in their stock price, may experience volatile trading and price fluctuations.

As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment.

Who May Want to Invest
The Portfolio is designed for investors seeking long-term capital appreciation from investment in fast-growing sectors of the economy. You should consider whether the Portfolio fits your particular investment objectives.

Performance

The chart and table below provide some indication of the risks of investing in the Growth Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5 and
10 years compare with those of a broad measure of market performance.

 . The chart presents the annual returns and shows how performance has varied from year to year over the past ten years.
 . The table shows average annual returns and compares them to the market indicator listed.
 . Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts.
If these sales
charges and expenses were included, the total returns shown would be lower.

                         CHART OF YEAR-BY-YEAR RETURNS
                        as of December 31 each year (%)

     1989                   27.61%
     1990                   -5.34%
     1991                   36.10%
     1992                   20.84%
     1993                   14.02%
     1994                    2.39%
     1995                   38.57%
     1996                   12.40%
     1997                   21.45%
     1998                   27.31%

     In the period shown in the chart, the highest quarterly return was 20.11%
     (the fourth quarter of 1998) and the lowest quarterly return was -12.63%
     (the third quarter of 1990).

                            AVERAGE ANNUAL TOTAL RETURNS
                             as of December 31, 1998 (%)

                                     1 Year    5 Years   10
Years

Shares of Growth Portfolio            27.31%    19.78%
18.77%
S&P 500 Index                         28.70%    24.08%
19.21%

The index shown is a broad-based, securities market index that is unmanaged.

High Income Portfolio

Goals
High Income Portfolio seeks as its primary goal high current income with a secondary goal of capital growth when consistent with its primary goal.

Principal Strategies
The Portfolio seeks to achieve its goals by investing primarily in high-yield, high-risk, fixed-income securities of U.S. and foreign issuers, the risks of which are, in the judgment of the Manager, consistent with the Portfolio's goals. The Portfolio invests primarily in lower quality bonds, commonly called
"junk bonds," which are bonds rated BB and below by S&P and Ba and below by MIS.
The Portfolio may also invest a significant portion of its assets in common or preferred stock in order to seek capital growth.

Principal Risks of Investing in the Portfolio
Because the Portfolio owns different types of investments, a variety of factors can affect its investment performance, such as:

 . the credit quality, earnings performance and other conditions of the companies whose securities the Portfolio holds;
 . junk bonds are more susceptible to the risk of nonpayment or default, and their prices may be more volatile than higher-rated bonds; . junk bonds may not be as liquid as higher-rated bonds;
 . an increase in interest rates, which may cause the value of a bond held by the Portfolio to decline;
 . changes in the maturities of bonds owned by the Portfolio; . adverse stock and bond market conditions, sometimes in response to general
  economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline; and . the skill of the Manager in evaluating and managing the interest rate and
  credit risks of the Portfolio.

The Portfolio can invest in companies of any size. Market risk for small- or medium-sized companies may be greater than that for large companies. For example, smaller companies may have limited financial resources, limited product lines or may have inexperienced management.

Investments in foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment.

Who May Want to Invest
The Portfolio is designed for investors who primarily seek a level of current income that is higher than is normally available with securities in the higher rated categories and, secondarily, seek capital growth where consistent with this income goal, through a diversified, actively managed portfolio. The
Portfolio is not suitable for all investors. You should consider whether the
Portfolio fits with your particular investment objectives.

Performance

The chart and table below provide some indication of the risks of investing in the High Income Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance.

 . The chart presents the annual returns and shows how performance has varied from year to year over the past ten years.
 . The table shows average annual returns and compares them to the market indicator listed.
 . Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts.
If these sales
charges and expenses were included, the total returns shown would be lower.

                         CHART OF YEAR-BY-YEAR RETURNS
                        as of December 31 each year (%)

     1989                   -4.19%
     1990                   -7.44%
     1991                   34.19%
     1992                   15.70%
     1993                   17.90%
     1994                   -2.55%
     1995                   18.19%
     1996                   12.46%
     1997                   14.04%
     1998                    1.95%

     In the period shown in the chart, the highest quarterly return was 12.98%
     (the third quarter of 1991) and the lowest quarterly return was -6.38% (the third quarter of 1998).

                            AVERAGE ANNUAL TOTAL RETURNS
                             as of December 31, 1998 (%)

                                     1 Year    5 Years   10
Years

Shares of High Income Portfolio        1.95%     8.54%
9.35%
Salomon Brothers High Yield
  Composite Index                      4.04%     9.55%
11.44%

The index shown is a broad-based, securities market index that is unmanaged.

Income Portfolio

Goals
Income Portfolio seeks, as a primary goal, the maintenance of current income, subject to market conditions. As a secondary goal, the Portfolio seeks capital growth.

Principal Strategies
Income Portfolio seeks to achieve its goals by investing primarily in common stocks of large U.S. and foreign companies that have a record of paying regular dividends on common stock or have the potential for capital appreciation, or that the Manager expects to resist market decline. The
Portfolio may invest in
securities of any size company.

Principal Risks of Investing in the Portfolio
Because Income Portfolio owns different types of investments, a variety of factors can affect its investment performance, such as:

 . adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline;
 . the earnings performance, credit quality and other conditions of the companies whose securities the Portfolio holds;
 . an increase in interest rates which may cause the value of the Portfolio's fixed-income securities to decline; and
 . the Manager's skill in evaluating and selecting securities for the Portfolio.

Market risk for small- to medium-sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stock of smaller companies may experience volatile trading and price fluctuations.

Also, investments in foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment.

Who May Want to Invest
Income Portfolio is designed for investors who seek dividend income with potential for capital growth. You should consider whether the Portfolio fits your investment objectives.

Performance

The chart and table below provide some indication of the risks of investing in the Income Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and the life of the Portfolio compare with those of a broad measure of market performance.

 . The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year.
 . The table shows average annual returns and compares them to the market indicator listed.
 . Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts.
If these sales
charges and expenses were included, the total returns shown would be lower.

                         CHART OF YEAR-BY-YEAR RETURNS
                        as of December 31 each year (%)

     1992                   13.78%
     1993                   17.30%
     1994                   -1.14%
     1995                   31.56%
     1996                   19.75%
     1997                   26.16%
     1998                   21.14%

     In the period shown in the chart, the highest quarterly return was 16.54%
     (the second quarter of 1995) and the lowest quarterly return was -6.98%
     (the second quarter of 1998).

                            AVERAGE ANNUAL TOTAL RETURNS
                             as of December 31, 1998 (%)

                                  1 Year    5 Years Life of
Portfolio*

Shares of Income Portfolio         21.14%    18.94%
17.91%
S&P 500 Index                      28.70%    24.08%
19.74%

The index shown is a broad-based, securities market index that is unmanaged.

*Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the S&P 500 Index
 (including income) are not available, investment in the index was effected as of July 31, 1991.

International Portfolio

Goals
International Portfolio seeks, as a primary goal, long-term appreciation of capital. As a secondary goal, the Portfolio seeks current income.

Principal Strategies
International Portfolio seeks to achieve its goals by investing primarily in common stocks of foreign companies that the Manager believes have the potential for long-term growth. The Portfolio may also invest in preferred stocks, fixed-income securities and convertible securities.

Principal Risks of Investing in the Portfolio
Because International Portfolio owns different types of investments, a variety of factors can affect its investment performance, such as:

 . adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline;
 . changes in foreign exchange rates, which may affect the value of the securities the Portfolio holds;
 . the earnings performance, credit quality and other conditions of the issuers whose securities the Portfolio holds; and . the Manager's skill in evaluating and selecting securities for the Portfolio.

Investing in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country.
Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the Portfolio's assets might be more volatile than would be the case with other investments.

As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment.

Who May Want to Invest
The Portfolio is designed for investors seeking long-term appreciation of capital by investing primarily in securities issued by foreign companies and governments. You should consider whether the Portfolio fits your investment objectives.

Performance

The chart and table below provide some indication of the risks of investing in the International Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for
1 year and the life of the Portfolio compare with those of a broad measure of market performance.

 . The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year.
 . The table shows average annual returns and compares them to the market indicator listed.
 . Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts.
If these sales
charges and expenses were included, the total returns shown would be lower.

                         CHART OF YEAR-BY-YEAR RETURNS
                        as of December 31 each year (%)

     1995                    7.28%
     1996                   15.11%
     1997                   16.70%
     1998                   33.89%

     In the period shown in the chart, the highest quarterly return was 26.67%
     (the first quarter of 1998) and the lowest quarterly return was -16.58%
     (the third quarter of 1998).

                            AVERAGE ANNUAL TOTAL RETURNS
                             as of December 31, 1998 (%)

                                     1 Year    Life of
Portfolio*

Shares of International Portfolio     33.89%      15.19%
Morgan Stanley E.A.FE. Index          20.00%       8.11%

The index shown is a broad-based, securities market index that is unmanaged.

*Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the Morgan Stanley
 E.A.FE. Index (including income) are not available, investment in the index was effected as of April 30, 1994.

Limited-Term Bond Portfolio

Goal
Limited-Term Bond Portfolio seeks to provide a high level of current income consistent with preservation of capital.

Principal Strategies
Limited-Term Bond Portfolio seeks to achieve its goal by investing primarily in investment-grade debt securities of U.S. issuers, including
U.S. Government
securities. The Portfolio maintains a dollar-weighted average portfolio maturity of not less than two years and not more than five years.

Principal Risks of Investing in the Portfolio
Because Limited-Term Bond Portfolio primarily owns different types of debt securities, a variety of factors can affect its investment performance, such as:

 . an increase in interest rates, which may cause the value of the Portfolio's fixed-income securities to decline;
 . the credit quality, earnings performance and other conditions of the issuers whose securities the Portfolio holds;
 . prepayment of higher-yielding bonds held by the Portfolio; . adverse bond and stock market conditions, sometimes in response to general
  economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline; and . the Manager's skill in evaluating and managing the interest rate and credit
  risks of the Portfolio.

As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment.

Who May Want to Invest
The Portfolio is designed for investors seeking a high level of current income consistent with preservation of capital. You should consider whether the
Portfolio fits your investment objectives.

Performance

The chart and table below provide some indication of the risks of investing in the Limited-Term Bond Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and the life of the Portfolio compare with those of a broad measure of market performance.

 . The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year.
 . The table shows average annual returns and compares them to the market indicator listed.
 . Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts.
If these sales
charges and expenses were included, the total returns shown would be lower.

                         CHART OF YEAR-BY-YEAR RETURNS
                        as of December 31 each year (%)

     1995                   14.29%
     1996                    3.79%
     1997                    6.85%
     1998                    6.66%

     In the period shown in the chart, the highest quarterly return was 5.36%
     (the second quarter of 1995) and the lowest quarterly return was -0.45%
     (the first quarter of 1997).

                            AVERAGE ANNUAL TOTAL RETURNS
                             as of December 31, 1998 (%)

                                     1 Year Life of
Portfolio*

Shares of Limited-Term Bond Portfolio  6.66%       6.73%
Salomon Brothers Treasury/Government
  Sponsored/Corporate 1-5 Year Index   7.65%       7.09%

The index shown is a broad-based, securities market index that is unmanaged.

*Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes
 (including income) are not available, investment in the indexes was effected as of April 30, 1994.

Money Market Portfolio

Goal
Money Market Portfolio seeks maximum current income consistent with stability of principal.

Principal Strategies
Money Market Portfolio seeks to achieve its goal by investing in U.S. dollar-denominated, high-quality money market obligations and instruments.

Principal Risks of Investing in the Portfolio
Because Money Market Portfolio owns different types of money market obligations and instruments, a variety of factors can affect its investment performance, such as:

 . an increase in interest rates, which can cause the value of the Portfolio's holdings to decline;
 . the credit quality and other conditions of the issuers whose securities the
  Portfolio holds;
 . adverse bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline; and
 . the Manager's skill in evaluating and managing the interest rate and credit risks of the Portfolio.

An investment in the Portfolio is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency. Although the
Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Who May Want to Invest
The Portfolio is designed for investors who are risk-averse and seek to preserve principal while earning current income and saving for short-term needs. You should consider whether the Portfolio fits your particular investment objectives.

Performance

The chart and table below provide some indication of the risks of investing in the Money Market Portfolio by showing changes in the Portfolio's performance from year to year and by showing the Portfolio's average annual returns for 1, 5 and 10 years.

 . The chart presents the annual returns and shows how performance has varied from year to year over the past ten years.
 . The table shows average annual returns.
 . Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts.
If these sales
charges and expenses were included, the total returns shown would be lower.

                         CHART OF YEAR-BY-YEAR RETURNS
                        as of December 31 each year (%)

     1989                    8.91%
     1990                    7.82%
     1991                    5.49%
     1992                    3.29%
     1993                    2.63%
     1994                    3.72%
     1995                    5.56%
     1996                    5.01%
     1997                    5.13%
     1998                    5.04%

     As of December 31, 1998 the 7-day yield was equal to 4.72%. Yields are computed by annualizing the average daily dividend per share during the time period for which the yield is presented.

                             AVERAGE ANNUAL TOTAL RETURNS
                             as of December 31, 1998 (%)

                                     1 Year    5 Years   10
Years

Shares of Money Market Portfolio       5.04%     4.88%
5.23%

Science and Technology Portfolio

Goal
Science and Technology Portfolio seeks long-term capital growth.

Principal Strategies
Science and Technology Portfolio seeks to achieve its goal by concentrating its investments primarily in science and technology securities of U.S. and foreign companies. Science and technology securities are securities of companies whose products, processes or services, in the Manager's opinion, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries.
The Portfolio may
invest in companies of any size.

Principal Risks of Investing in the Portfolio
Because Science and Technology Portfolio owns different types of investments, a variety of factors can affect its investment performance, such as:

 . the mix of securities in the Portfolio, particularly the relative weightings in, and exposure to, different sectors of the science and technology industries;
 . rapid obsolescence of products or processes of companies in which the
  Portfolio invests;
 . governmental regulation in the science and technology industry;
 . the earnings performance, credit quality and other conditions of the companies whose securities the Portfolio holds;
 . adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline; and . the Manager's skill in evaluating and selecting securities for the Portfolio.

Market risk for small- to medium-sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stock of smaller companies may experience volatile trading and price fluctuations.

Investments in foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment.

Who May Want to Invest
Science and Technology Portfolio is designed for investors who seek long-term capital growth by investing in an actively managed portfolio concentrating in science and technology securities. This Portfolio is not suitable for all investors. You should consider whether the Portfolio fits with your investment objectives.

Performance

The chart and table below provide some indication of the risks of investing in the Science and Technology Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and the life of the Portfolio compare with those of a broad measure of market performance.

 . The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year.
 . The table shows average annual returns and compares them to the market indicator listed.
 . Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts.
If these sales
charges and expenses were included, the total returns shown would be lower.

                         CHART OF YEAR-BY-YEAR RETURNS
                        as of December 31 each year (%)

     1998                   46.05%

     In the period shown in the chart, the highest quarterly return was 19.42%
     (the first quarter of 1998) and the lowest quarterly return was -14.25%
     (the third quarter of 1998).

                            AVERAGE ANNUAL TOTAL RETURNS
                             as of December 31, 1998 (%)

                                     1 Year   Life of
Portfolio*

Shares of Science and
  Technology Portfolio                46.05%      35.49%
S&P 400 Index                         33.85%      35.85%

The index shown is a broad-based, securities market index that is unmanaged.

*Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the S&P 400 Index are not available, investment in the index was effected as of March 31, 1997.

Small Cap Portfolio

Goal
Small Cap Portfolio seeks growth of capital.

Principal Strategies
Small Cap Portfolio seeks to achieve its goal by investing primarily in common stocks of companies that are relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or in emerging industries where the opportunity for rapid growth is above average.

Principal Risks of Investing in the Portfolio
Because Small Cap Portfolio owns different types of investments, a variety of factors can affect its investment performance, such as:

 . the earnings performance, credit quality and other conditions of the companies whose securities the Portfolio holds;
 . adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline; and . the Manger's skill in evaluating and selecting securities for the Portfolio.

Market risk for small-sized companies may be greater than that for medium-sized and large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Stock of smaller companies may experience volatile trading and price fluctuations.

Also, the Portfolio may invest in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment.

Who May Want to Invest
The Portfolio is designed for investors willing to accept
greater risks than are
present with many other mutual funds.  It is not intended
for those investors
who desire assured income and conservation of capital.   You
should consider
whether the Portfolio fits your investment objectives.

Performance

The chart and table below provide some indication of the risks of investing in the Small Cap Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and the life of the Portfolio compare with those of a broad measure of market performance.

 . The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year.
 . The table shows average annual returns and compares them to the market indicator listed.
 . Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts.
If these sales
charges and expenses were included, the total returns shown would be lower.

                         CHART OF YEAR-BY-YEAR RETURNS
                        as of December 31 each year (%)

     1995                   32.32%
     1996                    8.50%
     1997                   31.53%
     1998                   10.87%

     In the period shown in the chart, the highest quarterly return was 24.46%
     (the third quarter of 1997) and the lowest quarterly return was -13.88%
     (the third quarter of 1996).

                            AVERAGE ANNUAL TOTAL RETURNS
                             as of December 31, 1998 (%)

                                     1 Year   Life of
Portfolio*

Shares of Small Cap Portfolio         10.87%      22.03%
Nasdaq Industrials Index               6.82%      12.12%

The index shown is a broad-based, securities market index that is unmanaged.

*Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the Nasdaq
Industrials Index are not available, investment in the index was effected as of
April 30, 1994.

The Investment Principles of the Portfolios

Investment Goals, Principal Strategies and Other Investments

Asset Strategy Portfolio

The goal of Asset Strategy Portfolio is high total return over the long term.
The Portfolio seeks to achieve its goal by allocating its assets among a diversified portfolio of stocks, bonds, and short-term instruments. There is no guarantee that the Portfolio will achieve its goal.

Allocating assets among different types of investments allows the Portfolio to take advantage of opportunities wherever they may occur, but also subjects the
Portfolio to the risks of a given investment type. Stock values generally fluctuate in response to the activities of individual companies and general market and economic conditions. The values of bonds and short-term instruments generally fluctuate based on changes in interest rates and in the credit quality of the issuer.

The Manager regularly reviews the Portfolio's allocation of assets and makes changes to favor investments that it believes provide the best opportunity to achieve the Portfolio's goal. Although the Manager uses its expertise and resources in choosing investments and in allocating assets, the Manager's decisions may not always be beneficial to the Portfolio.

The Portfolio allocates its assets among the following classes, or types, of investments.

 . The stock class includes equity securities of all types
(including preferred
  stock), although the Manager typically emphasizes a blend of value and growth potential in selecting stocks. Value stocks are those that the Manager believes are currently selling below their true worth.
Growth stocks are
  those whose earnings the Manager believes are likely to grow faster than the economy.
 . The bond class includes all varieties of fixed-income instruments, such as corporate or U.S. Government debt securities, with maturities of more than three years (including adjustable rate preferred stocks).
This asset class
  may include a significant amount of junk bonds which are rated BB and below by S&P and Ba and below by MIS.
 . The short-term class includes all types of short-term instruments with remaining maturities of three years or less, including high-quality money market instruments.
 . Within each of these classes, the Portfolio may invest in both domestic and foreign securities.

The Portfolio's mix shows the benchmark for its combination of investments in each class over time. The Manager may change the mix within the specified ranges from time to time depending on the Manager's assessment of the market for each asset class in general. The range and approximate percentage of the mix for each asset class are stated below. Some types of investments, such as indexed securities, can fall into more than one asset class.

Mix       Range
---------   ------
Stock
class          0-100%
70%
Bond
class          0-100%
25%
Short-term
class           0-100%
5%

The Manager tries to balance the Portfolio's investment risks against potentially higher total returns by reducing the stock class allocation during stock market down cycles and increasing the stock class allocation during periods of strongly positive market performance. Typically, the Manager makes asset shifts among classes gradually over time. The Manager considers various factors when it decides to sell a security, such as an individual security's performance and/or if it is an appropriate time to vary the Portfolio's mix.

As a defensive measure, the Portfolio may increase its holdings in the bond or short-term classes when the Manager believes that there is a potential bear market, prolonged downturn in stock prices or significant loss in stock value.
The Manager may also, as a temporary defensive measure, invest up to all of the Portfolio's assets in:

 . money market instruments rated A-1 by S&P, or Prime 1 by MIS, or unrated securities judged by the Manager to be of equivalent quality; or
 . precious metals.

Although the Manager may seek to preserve appreciation in the Portfolio by taking a defensive position, doing so likely will reduce the potential for further appreciation.

Balanced Portfolio

The primary goal of Balanced Portfolio is current income.
As a secondary goal,
the Portfolio seeks long-term capital appreciation.  The
Portfolio seeks to
achieve these goals by investing primarily in a diversified mix of stocks, fixed-income securities and cash depending on market conditions. There is no guarantee that the Portfolio will achieve its goals.

The Manager usually purchases securities because of the dividends and interest paid on them and may also purchase securities because they may increase in value. The Portfolio ordinarily invests at least 25% of its total assets in fixed-income senior securities.

When the Manager believes that a temporary defensive position is desirable, the
Portfolio may invest up to all of its assets in common stocks or other securities that are not fixed-income senior securities, or both. Taking a defensive position may reduce the Portfolio's yield and/or potential for appreciation.

Bond Portfolio

The goal of Bond Portfolio is a reasonable return with more emphasis on preservation of capital. The Portfolio seeks to achieve this goal by investing primarily in a diversified portfolio of debt securities of any quality, including non-investment grade securities, convertible securities and debt securities with warrants attached. There is no guarantee that the Portfolio will achieve its goal.

The Portfolio limits its acquisition of securities so that at least 90% of its assets will consist of debt securities. These debt securities primarily include corporate bonds, mostly of investment grade, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
The Portfolio may
invest in debt securities with varying maturities.

In selecting debt securities for the Portfolio, the Manager may look at many factors. These include the issuer's past, present and estimated future:

 . financial strength;
 . cash flow;
 . management;
 . borrowing requirements; and
 . responsiveness to changes in interest rates and business conditions.

The Manager may also consider the maturity of the obligation and the size or nature of the bond issue.

When the Manager believes that a defensive position is desirable, due to present or anticipated market or economic conditions, the Manager may take a number of actions. The Portfolio may:

 . sell longer-term bonds and buy shorter-term bonds or money market instruments with the sales proceeds;
 . buy bonds with put options or exercise put options on bonds held; and
 . buy money market instruments.

By taking a defensive position, the Portfolio's yield may be reduced.

Growth Portfolio

The primary goal of Growth Portfolio is capital growth. As a secondary goal, the Portfolio seeks current income. The Portfolio seeks to achieve these goals by investing primarily in a diversified portfolio of common stocks, or securities convertible into common stocks, of U.S. and foreign companies.
Generally, the Portfolio may invest in a wide range of marketable securities that, in the Manager's opinion, offer the potential for growth. There is no guarantee that the Portfolio will achieve its goals.

The Manager looks for high-quality, industry-leading companies with superior long-term growth prospects by considering many factors.
These may include a
company's:

 . market position and competitive advantages;
 . stability and predictability of earnings growth; and . management capability and track record.

When the Manager believes that a temporary defensive position is desirable, the
Portfolio may invest up to all of its assets in cash or fixed-income securities or in common stocks chosen for their relative stability rather than for growth potential. Taking a defensive position may reduce the potential for appreciation in the Portfolio.

High Income Portfolio

The primary goal of the Portfolio is to earn a high level of current income. As a secondary goal, the Portfolio seeks capital growth when consistent with its primary goal. The Portfolio seeks to achieve these goals by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, the risks of which are, in the judgment of the Manager, consistent with the
Portfolio's goals. There is no guarantee that the Portfolio will achieve its goals.

There are three main types of securities that the Portfolio owns: debt securities, preferred stock and common stock. The Portfolio may also own convertible securities. In general, the high income that the Portfolio seeks is paid by debt securities rated in the lower rating categories of the established rating services or unrated securities that are determined by the Manager to be of comparable quality; these are securities rated BBB or lower by S&P, or Baa or lower by MIS and unrated securities. Lower-quality debt securities (which include "junk bonds") are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness.
The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty. As well, the Portfolio may own bonds with varying maturities.

The Portfolio will normally invest at least 80% of its total assets to seek a high level of current income. The Portfolio limits its acquisition of common stock so that no more than 20% of its assets will consist of common stock and no more than 10% of its assets will consist of non-dividend-paying common stock.
The Manager may look at a number of factors in selecting securities for the
Portfolio. These include an issuer's past, current and estimated future:

 . financial strength;
 . cash flow;
 . management;
 . borrowing requirements; and
 . responsiveness to changes in interest rates and business conditions.

When the Manager believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions, the
Manager may take any one or more of the following steps with respect to up to all of the assets in the Portfolio:

 . shorten the average maturity of the Portfolio's debt holdings;
 . hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit) in varying amounts designed for defensive purposes; and
 . emphasize high-grade debt securities.

Taking a temporary defensive position in any one or more of these manners might reduce the yield on the Portfolio's holdings. As an alternative to taking a temporary defensive position or in order to more quickly participate in anticipated market changes or market conditions, the Portfolio may invest in options and futures.

Income Portfolio

Income Portfolio's primary goal is to maintain current income subject to market conditions. As a secondary goal, the Portfolio seeks capital growth. The
Portfolio seeks to achieve its goals by investing, during normal market conditions, primarily in a diversified portfolio of income-producing securities, typically the stocks of large, high-quality U.S. companies that are well known and have been consistently profitable. There is no guarantee that the Portfolio will achieve its goals.

The Manager attempts to select securities with income and growth possibilities by looking at many factors, including the company's:

 . dividend payment history;
 . profitability record;
 . history of improving sales and profits;
 . management;
 . leadership position in its industry; and . stock price value.

When the Manager views stocks with high yields as less attractive than other common stocks, the Portfolio may hold lower-yielding common stocks because of their prospects for appreciation. When the Manager believes that the return on debt securities and preferred stocks is more attractive than the return on common stocks, or that a temporary defensive position is desirable, the
Portfolio may seek to achieve its goals by investing up to all of its assets in debt securities (typically, investment grade) and preferred stocks. Taking a defensive position may reduce the Portfolio's yield and/or the potential for appreciation in the Portfolio.

International Portfolio

The primary goal of the International Portfolio is long-term capital appreciation, with current income as a secondary goal. The Portfolio seeks to achieve these goals by investing primarily in a diversified portfolio of common stocks, preferred stocks and debt securities (mostly of investment grade) of foreign issuers. There is no guarantee that the Portfolio will achieve its goals.

Under normal conditions, the Portfolio invests at least 80% of its assets in foreign securities and at least 65% of its assets in issuers of at least three foreign countries. The Portfolio generally limits its holdings so that no more than 75% of its assets are invested in issuers of a single foreign country and no more than 25% of its assets are invested in securities issued by the government of a foreign country.

The Portfolio only purchases foreign securities that are:

 . exchange-traded or quoted on an automated quotations system (except warrants, rights or restricted securities which need not be exchange-traded or quoted);
 . represented by U.S.-traded American Depository Receipts;
or
 . issued or guaranteed by a foreign government (or any of its subdivisions, agencies or instrumentalities).

When the Manager believes that a temporary defensive position is desirable, the
Portfolio may invest up to all of its assets in debt securities (including commercial paper or short-term U.S. Government securities) or preferred stocks, or both. Taking a defensive position may reduce the potential for appreciation in the Portfolio. As well, the Manager may attempt to protect the value of the
Portfolio's holdings by hedging the currencies in which the securities are denominated.

Limited-Term Bond Portfolio

The goal of Limited-Term Bond Portfolio is to provide a high level of current income consistent with preservation of capital. The Portfolio seeks to achieve its goal by investing primarily in a diversified portfolio of investment-grade, intermediate-term debt securities of U.S. issuers, including U.S. Government securities, collateralized mortgage obligations and other asset-backed securities. There is no guarantee that the Portfolio will achieve its goal.

The maturity of an asset-backed security is the estimated average life of the security, based on certain prescribed models or formulas used by the Manager.
The maturity of other types of debt securities is the earlier of the call date or the maturity date, as appropriate. The Portfolio may also own common stocks and convertible securities, including convertible preferred stock in certain circumstances.

When the Manager believes that a temporary defensive position is desirable, the
Portfolio may, with respect to any or all of its assets:

 . shorten the average maturity of its investments;
 . hold short-term investments,cash or cash equivalents;
 . emphasize debt securities of a higher quality than those it would ordinarily hold; or
 . invest in convertible preferred stock.

Taking a defensive position may reduce the Portfolio's yield.

Money Market Portfolio

The goal of Money Market Portfolio is maximum current income consistent with stability of principal. The Portfolio seeks to achieve its goal by investing in a diversified portfolio of high-quality money market instruments in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). There is no guarantee that the Portfolio will achieve its goal.

The Portfolio invests only in the following U.S. dollar-denominated money market obligations and instruments:

 . U.S. government obligations (including obligations of U.S.
government
  agencies and instrumentalities);
 . bank obligations and instruments secured by bank obligations, such as letters of credit;
 . commercial paper;
 . corporate debt obligations, including variable amount master demand notes;
 . Canadian government obligations; and
 . certain other obligations (including municipal obligations) guaranteed as to principal and interest by a bank in whose obligations the Portfolio may invest or a corporation in whose commercial paper the Portfolio may invest.

The Portfolio only invests in bank obligations if they are obligations of a bank subject to regulation by the U.S. Government (including branches of these banks) or obligations of a foreign bank having total assets of at least $500 million, and instruments secured by any such obligation. The
Portfolio only invests in
securities with a remaining maturity of not more than 397 calendar days.

You will find more information in the Statement of Additional Information
("SAI") about the Portfolio's valuation.

Science and Technology Portfolio

The goal of Science and Technology Portfolio is long-term capital growth. The
Portfolio seeks to achieve this goal by investing primarily in science and technology securities. Science and technology securities are securities of companies whose products, processes or services, in the Manager's opinion, are being, or are expected to be, significantly benefited by the use or commercial application of scientific or technological discoveries. There is no guarantee that the Portfolio will achieve its goal.

The Portfolio invests in such areas as:

 . aerospace and defense electronics;
 . cable and broadband access;
 . communications and electronic equipment;
 . computer systems;
 . computer software and services;
 . electronics;
 . electronic media;
 . business machines;
 . office equipment and supplies;
 . biotechnology;
 . medical and hospital supplies and services;
 . medical devices and drugs; and
 . internet and internet-related services.

The Fund primarily owns common stock, however, it may also invest in preferred stock, debt securities and convertible securities.

The Manager typically emphasizes growth potential in selecting stocks. A stock has growth potential if, in the Manager's opinion, the earnings of the company are likely to grow faster than the economy.

Under normal economic and market conditions, the Portfolio will not invest more than 20% of its total assets in securities other than science or technology securities. At times, as a temporary defensive measure, the Portfolio may invest up to all of its assets in U.S. Government securities or other debt securities, mostly of investment grade. Taking a defensive position in any manner may reduce the potential for appreciation in the Portfolio.

Small Cap Portfolio

The goal of Small Cap Portfolio is growth of capital.  The
Portfolio seeks to
achieve its goal by investing primarily in a diversified portfolio of common stocks, or securities convertible into common stocks, of companies whose market capitalizations do not exceed $1.5 billion at the time of purchase by the
Portfolio. There is no guarantee that the Portfolio will achieve its goal.

In selecting companies, the Manager may look at a number of factors relating to a company, such as:

 . aggressive or creative management;
 . technological or specialized expertise;
 . new or unique products or services;
 . entry into new or emerging industries; and . special situations arising out of government priorities or programs.

The Portfolio may occasionally invest in securities of larger companies that, in the Manager's opinion, are being fundamentally changed or revitalized, have a position that is considered strong relative to the market as a whole or otherwise offer unusual opportunities for above average growth.

In addition to common stocks, the Portfolio may also invest in preferred stocks and debt securities (mostly of investment grade). The
Portfolio may buy foreign
securities, but only those that are:

 . exchange-traded or quoted on an automated quotations system (except warrants, rights or restricted securities which need not be exchange-traded or quoted);
 . represented by U.S.-traded American Depository Receipts;
or
 . issued or guaranteed by a foreign government (or any of its subdivisions, agencies or instrumentalities).

When the Manager believes that a temporary defensive position is desirable, the
Portfolio may invest up to all of its assets in debt securities (including commercial paper or short-term U.S. Government securities) or preferred stocks, or both. Taking a defensive position may reduce the potential for appreciation in the Portfolio.

Additional Investment Considerations

The goal(s) and investment policies of each Portfolio may be changed by the
Directors of the Fund without a vote of the Portfolio's shareholders, unless a policy or restriction is otherwise described.

Each Portfolio may also invest in other types of securities and use certain other instruments in seeking to achieve its goal(s). For example, a Portfolio
(other than Money Market Portfolio) may invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. You will find more information in the SAI about each Portfolio's permitted investments and strategies, as well as the restrictions that apply to them.

Risk Considerations of Principal Strategies and Other
Investments
Risks exist in any investment. Each Portfolio is subject to market risk, financial risk and, in some cases, prepayment risk.

o Market risk is the possibility of a change in the price of the security because of market factors, including changes in interest rates. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease. Because of market risk, the share price of each Portfolio will likely change as well.
o Financial risk is based on the financial situation of the issuer of the security. To the extent the Portfolio invests in debt securities, the
  Portfolio's financial risk depends on the credit quality of the securities in which it invests. For an equity investment, a Portfolio's financial risk may depend, for example, on the earnings performance of the company issuing the stock.
o Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

Because the Portfolios own different types of investments, their performance will be affected by a variety of factors. In general, the value of each
Portfolio's investments and the income it may generate will vary from day to day, generally due to changes in market conditions, interest rates and other company and economic news. Performance will also depend on the Manager's skill in selecting investments.

Asset Strategy Portfolio and Science and Technology
Portfolio may actively trade
securities in seeking to achieve its goals. Doing so may increase transaction costs, which may reduce performance.

Certain types of each Portfolios' authorized investments and strategies (such as foreign securities, "junk bonds" and derivative instruments) involve special risks. Depending on how much the Portfolio invests or uses these strategies, these special risks may become significant. For example, foreign investments may subject a Portfolio to restrictions on receiving the investment proceeds from a foreign country, foreign taxes, and potential difficulties in enforcing contractual obligations, as well as fluctuations in foreign currency values and other developments that may adversely affect a foreign country. Junk bonds
(bonds rated BB and below by S&P and Ba and below by MIS) pose a greater risk of nonpayment of interest or principal than higher-rated bonds. Derivative instruments may expose a Portfolio to greater volatility than an investment in a more traditional stock, bond or other security.

Year 2000 and Euro Issues
Like other mutual funds, financial institutions, business organizations and individuals around the world, each Portfolio could be adversely affected if the computer systems used by the Manager and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Manager is taking steps that it believes are reasonably designed to address year 2000 computer-related problems with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other, major service providers. Although there can be no assurances, the Manager believes that these steps will be sufficient to avoid any adverse impact on any of the Portfolios. Similarly, the companies and other issuers in which a Portfolio invests, particularly foreign companies and issuers, could be adversely affected by year
2000 computer-related
problems, and there can be no assurance that the steps taken, if any, by these issuers will be sufficient to avoid any adverse impact on a Portfolio.

Also, certain of the Portfolios may be adversely affected by the conversion of certain European currencies into the Euro. This conversion, which is under way, is scheduled to be completed in 2002. However, problems with the conversion process and delays could increase volatility in world capital markets and affect
European capital markets in particular.

                           Target/United Funds, Inc.
                              Financial Highlights

     The following information is to help you understand the financial performance of the Portfolio's shares for the fiscal periods shown. Certain information reflects financial results for a single Portfolio share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions.
This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Portfolio's financial statements for the fiscal year ended December 31, 1998, is included in the SAI, which is available upon request.

                (For a share outstanding throughout each period)

                            ASSET STRATEGY PORTFOLIO

                                                    For the
        For the fiscal year ended December 31,    period
ended
          ------------------------------------    December
31,
                     1998      1997       1996      1995*
                     ----      ----       ----      --------
--
Per-Share Data
Net asset value,
 beginning of
 period  ...       $5.1969    $5.1343    $5.0137    $5.0000
                    ------     ------     ------     ------
Income from investment
 operations:
 Net investment
  income ...        0.1391     0.1915     0.1814     0.0717
 Net realized and
  unrealized gain
  on investments    0.3779     0.5277     0.1206     0.0193
                    ------     ------     ------     ------
Total from investment
 operations         0.5170     0.7192     0.3020     0.0910
                    ------     ------     ------     ------
Less distributions:
 From net investment
  income ...       (0.1391)   (0.1919)   (0.1814)   (0.0713)
 From capital
  gains ....       (0.1880)   (0.4647)   (0.0000)   (0.0060)
                    ------     ------     ------     ------
Total
 distributions     (0.3271)   (0.6566)   (0.1814)   (0.0773)
                    ------     ------     ------     ------
Net asset value,
 end of period     $5.3868    $5.1969    $5.1343    $5.0137
                    ======     ======     ======     ======
Total return          9.95%     14.01%      6.05%      1.80%
Ratios/Supplemental Data
Net assets, end of
 period (in
 millions)             $14        $10         $8         $4
Ratio of expenses
 to average net
 assets  ...          1.07%      0.93%      0.93%      0.91%
Ratio of net investment
 income to average
 net assets           2.97%      3.55%      3.92%      4.42%
Portfolio turnover
 rate  .....        189.02%    222.50%     49.92%    149.17%

*Asset Strategy Portfolio's inception date is February 14,
1995; however, since
 this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from May 1, 1995 (initial offering) through December
 31, 1995.  Ratios have been annualized.

                           Target/United Funds, Inc.
                              Financial Highlights

     The following information is to help you understand the financial performance of the Portfolio's shares for the fiscal periods shown. Certain information reflects financial results for a single Portfolio share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions.
This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Portfolio's financial statements for the fiscal year ended December 31, 1998, is included in the SAI, which is available upon request.

                (For a share outstanding throughout each period)

                               BALANCED PORTFOLIO

                                                        For
the

period
               For the fiscal year ended December 31,
ended
               --------------------------------------
December 31,
                     1998       1997    1996     1995
1994*
                     ----       ----    ----     -----------
---
Per-Share Data
Net asset value,
 beginning of
 period  ...........$6.7686    $6.1967 $5.9000  $4.9359
$5.0000
                     ------     ------  ------   ------  ---
---
Income from investment
 operations:
 Net investment
   income .......... 0.1865     0.1805  0.1594   0.1333
0.0460
 Net realized and
   unrealized gain (loss)
   on investments .. 0.4003     0.9650  0.5003   1.0611
(0.0641)
                     ------     ------  ------   ------  ---
---
Total from investment
 operations  ....... 0.5868     1.1455  0.6597   1.1944
(0.0181)
                     ------     ------  ------   ------  ---
---
Less distributions:
 From net investment
   income ..........(0.1865)   (0.1805)(0.1594)
(0.1333)(0.0460)
 From capital gains (0.0608)   (0.3931)(0.2036)
(0.0970)(0.0000)
                     ------     ------  ------   ------  ---
---
Total distributions (0.2473)   (0.5736)(0.3630)
(0.2303)(0.0460)
                     ------     ------  ------   ------  ---
---
Net asset value,
 end of period  ....$7.1081    $6.7686 $6.1967  $5.9000
$4.9359
                     ======     ======  ======   ======
======
Total return .......   8.67%     18.49%  11.19%   24.19%  -
0.37%
Ratios/Supplemental Data
Net assets, end of period
 (in millions)  ....    $92        $68     $42      $24
$9
Ratio of expenses
 to average net
 assets  ...........   0.74%      0.67%   0.70%    0.72%
0.95%
Ratio of net investment
 income to average
 net assets  .......   2.92%      3.06%   3.18%    3.22%
3.14%
Portfolio turnover
 rate  .............  54.62%     55.66%  44.23%   62.87%
19.74%

*Balanced Portfolio's inception date is April 28, 1994;
however, since this
 Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from May 3, 1994 (initial offering) through December
 31, 1994. Ratios and portfolio turnover rate have been annualized.

                           Target/United Funds, Inc.
                              Financial Highlights

     The following information is to help you understand the financial performance of the Portfolio's shares for the fiscal periods shown. Certain information reflects financial results for a single Portfolio share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions.
This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Portfolio's financial statements for the fiscal year ended December 31, 1998, is included in the SAI, which is available upon request.

                (For a share outstanding throughout each period)

                                 BOND PORTFOLIO

                           For the fiscal year ended
December 31,
                      --------------------------------------
----------
                          1998      1997      1996      1995
1994
                          ----      ----      ----      ----
----
Per-Share Data
Net asset value,
 beginning of
 period ............   $5.3686   $5.2004   $5.3592   $4.7393
$5.4045
                       -------   -------   -------   -------
-------
Income from investment
 operations:
 Net investment
  income ...........    0.3180    0.3400    0.3407    0.3556
0.3507
 Net realized and
  unrealized gain
  (loss) on
  investments ......    0.0765    0.1682   (0.1588)   0.6202
(0.6652)
                       -------   -------   -------   -------
-------
Total from investment
 operations ........    0.3945    0.5082    0.1819    0.9758
(0.3145)
                       -------   -------   -------   -------
-------
Less distributions:
 From net investment
  income ...........   (0.3180)  (0.3400)  (0.3407)
(0.3559)  (0.3507)
 From capital gains    (0.0000)  (0.0000)  (0.0000)
(0.0000)  (0.0000)
                       -------   -------   -------   -------
-------
Total distributions    (0.3180)  (0.3400)  (0.3407)
(0.3559)  (0.3507)
                       -------   -------   -------   -------
-------
Net asset value,
 end of period .....   $5.4451   $5.3686   $5.2004   $5.3592
$4.7393
                       =======   =======   =======   =======
=======
Total return .......      7.35%     9.77%     3.43%
20.56%    -5.90%
Ratios/Supplemental Data
Net assets, end of
 period (in
 millions) .........      $114       $99       $92       $89
$74
Ratio of expenses
 to average net
 assets ............      0.67%     0.58%     0.59%
0.60%     0.62%
Ratio of net investment
 income to average
 net assets ........      5.99%     6.35%     6.39%
6.73%     6.73%
Portfolio turnover
 rate ..............     32.75%    36.81%    64.02%
71.17%   135.82%

                           Target/United Funds, Inc.
                              Financial Highlights

     The following information is to help you understand the financial performance of the Portfolio's shares for the fiscal periods shown. Certain information reflects financial results for a single Portfolio share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions.
This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Portfolio's financial statements for the fiscal year ended December 31, 1998, is included in the SAI, which is available upon request.

                (For a share outstanding throughout each period)

                                GROWTH PORTFOLIO

                           For the fiscal year ended
December 31,
                      --------------------------------------
----------
                          1998      1997      1996      1995
1994
                          ----      ----      ----      ----
----
Per-Share Data
Net asset value,
 beginning of
 period ............   $7.5679   $6.7967   $6.8260   $5.8986
$6.1962
                       -------   -------   -------   -------
-------
Income from investment
 operations:
 Net investment
  income ...........    0.0456    0.0574    0.0990    0.0903
0.1211
 Net realized and
  unrealized gain
  on investments ...    2.0215    1.4003    0.7478    2.1842
0.0268
                       -------   -------   -------   -------
-------
Total from investment
 operations ........    2.0671    1.4577    0.8468    2.2745
0.1479
                       -------   -------   -------   -------
-------
Less distributions:
 From net investment
  income ...........   (0.0456)  (0.0570)  (0.0990)
(0.0903)  (0.1211)
 From capital gains    (0.2905)  (0.6295)  (0.7771)
(1.2568)  (0.3244)
                       -------   -------   -------   -------
-------
Total distributions    (0.3361)  (0.6865)  (0.8761)
(1.3471)  (0.4455)
                       -------   -------   -------   -------
-------
Net asset value,
 end of period .....   $9.2989   $7.5679   $6.7967   $6.8260
$5.8986
                       =======   =======   =======   =======
=======
Total return .......     27.31%    21.45%    12.40%
38.57%     2.39%
Ratios/Supplemental Data
Net assets, end of
 period (in
 millions)  ........      $825      $639      $513      $419
$277
Ratio of expenses
 to average net
 assets ............      0.80%     0.72%     0.73%
0.75%     0.77%
Ratio of net investment
 income to average
 net assets ........      0.55%     0.75%     1.44%
1.35%     2.07%
Portfolio turnover
 rate ..............     75.58%   162.41%   243.00%
245.80%   277.36%

                           Target/United Funds, Inc.
                              Financial Highlights

The following information is to help you understand the financial performance of the Portfolio's shares for the fiscal periods shown.
Certain information
reflects financial results for a single Portfolio share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Portfolio's financial statements for the fiscal year ended December 31,
1998, is included in the SAI, which is available upon request.

                (For a share outstanding throughout each period)

                             HIGH INCOME PORTFOLIO

                           For the fiscal year ended
December 31,
                      --------------------------------------
----------
                          1998      1997      1996      1995
1994
                          ----      ----      ----      ----
----
Per-Share Data
Net asset value,
 beginning of
 period ............   $4.7402   $4.5750   $4.4448   $4.1118
$4.6373
                       -------   -------   -------   -------
-------
Income from investment
 operations:
 Net investment
  income ...........    0.4185    0.4098   0.4216     0.4165
0.4106
 Net realized and
  unrealized gain
  (loss) on
  investments ......   (0.3259)   0.2324   0.1302     0.3330
(0.5255)
                       -------   -------   -------   -------
-------
Total from investment
 operations ........    0.0926    0.6422   0.5518     0.7495
(0.1149)
                       -------   -------   -------   -------
-------
Less distributions:
 From net investment
  income ...........   (0.4185)  (0.4098) (0.4216)
(0.4165)  (0.4106)
 From capital gains    (0.0000)  (0.0672) (0.0000)
(0.0000)  (0.0000)
                       -------   -------   -------   -------
-------
Total distributions    (0.4185)  (0.4770) (0.4216)
(0.4165)  (0.4106)
                       -------   -------   -------   -------
-------
Net asset value,
 end of period .....   $4.4143   $4.7402  $4.5750    $4.4448
$4.1118
                       =======   =======  =======    =======
=======
Total return .......      1.95%    14.04%   12.46%
18.19%    -2.55%
Ratios/Supplemental Data
Net assets, end of
 period (in
 millions) .........      $126      $120      $97        $87
$73
Ratio of expenses
 to average net
 assets ............      0.77%     0.70%    0.71%
0.72%     0.74%
Ratio of net investment
 income to average
 net assets ........      8.76%     8.79%    9.10%
9.25%     9.03%
Portfolio turnover
 rate ..............     63.64%    65.28%   58.91%
41.78%    37.86%

                           Target/United Funds, Inc.
                              Financial Highlights

     The following information is to help you understand the financial performance of the Portfolio's shares for the fiscal periods shown. Certain information reflects financial results for a single Portfolio share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions.
This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Portfolio's financial statements for the fiscal year ended December 31, 1998, is included in the SAI, which is available upon request.

                (For a share outstanding throughout each period)

                              INCOME PORTFOLIO

                           For the fiscal year ended
December 31,
                      --------------------------------------
----------
                          1998      1997      1996      1995
1994
                          ----      ----      ----      ----
----
Per-Share Data
Net asset value,
 beginning of
 period ............  $11.9615  $10.1373  $ 8.6756   $6.7689
$6.9180
                       -------   -------   -------   -------
-------
Income from investment
 operations:
 Net investment
  income ...........    0.1752    0.0916    0.0856    0.0839
0.0703
 Net realized and
  unrealized gain
  (loss) on
  investments ......    2.3532    2.5598    1.6280    2.0525
(0.1491)
                       -------   -------   -------   -------
-------
Total from investment
 operations ........    2.5284    2.6514    1.7136    2.1364
(0.0788)
                       -------   -------   -------   -------
-------
Less distributions:
 From net investment
  income ...........   (0.1752)  (0.0915)  (0.0856)
(0.0839)  (0.0703)
 From capital gains    (1.9796)  (0.7357)  (0.1663)
(0.1457)  (0.0000)
 In excess of
  capital gains ....   (0.0000)  (0.0000)  (0.0000)
(0.0001)  (0.0000)
                       -------   -------   -------   -------
-------
Total distributions    (2.1548)  (0.8272)  (0.2519)
(0.2297)  (0.0703)
                       -------   -------   -------   -------
-------
Net asset value,
 end of period .....  $12.3351  $11.9615  $10.1373   $8.6756
$6.7689
                      ========  ========  ========   =======
=======
Total return .......     21.14%    26.16%    19.75%
31.56%    -1.14%
Ratios/Supplemental Data
Net assets, end of
 period (in
 millions) .........      $811      $637      $462      $331
$219
Ratio of expenses
 to average net
 assets ............      0.80%     0.72%     0.73%
0.77%     0.77%
Ratio of net investment
 income to average
 net assets ........      1.35%     0.80%     0.97%
1.13%     1.16%
Portfolio turnover
 rate ..............     62.84%    36.61%    22.95%
15.00%    23.32%

                           Target/United Funds, Inc.
                              Financial Highlights

     The following information is to help you understand the financial performance of the Portfolio's shares for the fiscal periods shown. Certain information reflects financial results for a single Portfolio share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions.
This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Portfolio's financial statements for the fiscal year ended December 31, 1998, is included in the SAI, which is available upon request.

                (For a share outstanding throughout each period)

                            INTERNATIONAL PORTFOLIO

                                                        For
the

period
                       For the fiscal year ended December
31,ended
                     ------------------------------------
December 31,
                     1998       1997    1996     1995
1994*
                     ----       ----    ----     ----  -----
-----
Per-Share Data
Net asset value,
 beginning of
 period  ...........$6.3842    $5.9990 $5.2790  $4.9926
$5.0000
                   ------    ------- -------  -------  -----
-
Income from investment
 operations:
 Net investment
   income .......... 0.0353     0.0485  0.0644   0.0846
0.0207
 Net realized and
   unrealized gain (loss)
   on investments .. 2.1283     0.9534  0.7329   0.2790
(0.0074)
                   ------    ------- -------  -------  -----
-
Total from investment
 operations  ....... 2.1636     1.0019  0.7973   0.3636
0.0133
                   ------    ------- -------  -------  -----
-
Less distributions:
 From net investment
   income ..........(0.0353)   (0.0463)(0.0644)
(0.0772)(0.0207)
 From capital gains (0.6949)   (0.5704)(0.0129)
(0.0000)(0.0000)
                   ------    ------- -------  -------  -----
-
Total distributions (0.7302)   (0.6167)(0.0773)
(0.0772)(0.0207)
                   ------    ------- -------  -------  -----
-
Net asset value,
 end of period .... $7.8176    $6.3842 $5.9990  $5.2790
$4.9926
                  =======    ======= =======  =======
======
Total return .......33.89%     16.70%  15.11%    7.28%
0.26%
Ratios/Supplemental Data
Net assets, end of
 period (in
 millions)  ........ $169       $115     $80      $50
$26
Ratio of expenses
 to average net
 assets  ........... 1.02%      0.98%   1.00%    1.02%
1.26%
Ratio of net investment
 income to average
 net assets  ....... 0.47%      0.79%   1.42%    1.99%
1.36%
Portfolio turnover
 rate  .............88.84%    117.37%  75.01%   34.93%
23.23%

*International Portfolio's inception date is April 28, 1994;
however, since this
 Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from May 3, 1994 (initial offering) through December
 31, 1994. Ratios and portfolio turnover rate have been annualized.

                           Target/United Funds, Inc.
                              Financial Highlights

     The following information is to help you understand the financial performance of the Portfolio's shares for the fiscal periods shown. Certain information reflects financial results for a single Portfolio share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions.
This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Portfolio's financial statements for the fiscal year ended December 31, 1998, is included in the SAI, which is available upon request.

                (For a share outstanding throughout each period)

                          LIMITED-TERM BOND PORTFOLIO

                                                        For
the

period
                         For the fiscal year ended December
31,ended
                    ------------------------------------
December 31,
                     1998       1997    1996     1995
1994*
                     ----       ----    ----     -----------
---
Per-Share Data
Net asset value,
 beginning of
 period  ...........$5.1882    $5.1639 $5.2521  $4.8611
$5.0000
                   ------     ------  ------   ------  -----
-
Income from investment
 operations:
 Net investment
   income .......... 0.2935     0.3086  0.2842   0.2841
0.1507
 Net realized and
   unrealized gain (loss)
   on investments .. 0.0522     0.0451 (0.0870)  0.4122
(0.1375)
                   ------     ------  ------   ------  -----
-
Total from investment
 operations  ....... 0.3457     0.3537  0.1972   0.6963
0.0132
                   ------     ------  ------   ------  -----
-
Less distributions:
 From net investment
   income ..........(0.2935)   (0.3086)(0.2842)
(0.2841)(0.1507)
 From capital gains (0.0112)   (0.0208)(0.0012)
(0.0212)(0.0014)
                   ------     ------  ------   ------  -----
-
Total distributions (0.3047)   (0.3294)(0.2854)
(0.3053)(0.1521)
                   ------     ------  ------   ------  -----
-
Net asset value,
 end of period  ....$5.2292    $5.1882 $5.1639  $5.2521
$4.8611
                   ======     ======  ======   ======
======
Total return ....... 6.66%      6.85%   3.79%   14.29%
0.26%
Ratios/Supplemental Data
Net assets, end of
 period (in
 millions)  ........   $5         $4      $4       $3
$2
Ratio of expenses
 to average net
 assets  ........... 0.79%      0.73%   0.76%    0.71%
0.93%
Ratio of net investment
 income to average
 net assets  ....... 5.65%      5.93%   5.92%    6.22%
5.89%
Portfolio turnover
 rate  .............47.11%     35.62%  15.81%   18.16%
93.83%

*Limited-Term Bond Portfolio's inception date is April 28,
1994; however, since
 this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from May 3, 1994 (initial offering) through December
 31, 1994. Ratios and portfolio turnover rate have been annualized.

                           Target/United Funds, Inc.
                              Financial Highlights

     The following information is to help you understand the financial performance of the Portfolio's shares for the fiscal periods shown. Certain information reflects financial results for a single Portfolio share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions.
This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Portfolio's financial statements for the fiscal year ended December 31, 1998, is included in the SAI, which is available upon request.

                (For a share outstanding throughout each period)

                             MONEY MARKET PORTFOLIO

                           For the fiscal year ended
December 31,
                      --------------------------------------
----------
                          1998      1997      1996      1995
1994
                          ----      ----      ----      ----
----
Per-Share Data
Net asset value,
 beginning of
 period ............   $1.0000   $1.0000   $1.0000   $1.0000
$1.0000
                       -------   -------   -------   -------
-------
Net investment
 income ............    0.0492    0.0503    0.0486    0.0542
0.0368
Less dividends
 declared ..........   (0.0492)  (0.0503)  (0.0486)
(0.0542)  (0.0368)
                       -------   -------   -------   -------
-------
Net asset value,
 end of period .....   $1.0000   $1.0000   $1.0000   $1.0000
$1.0000
                       =======   =======   =======   =======
=======
Total return .......      5.04%     5.13%     5.01%
5.56%     3.72%
Ratios/Supplemental Data
Net assets, end of
 period (in
 millions) .........       $54       $43       $37       $37
$31
Ratio of expenses
 to average net
 assets ............      0.68%     0.58%     0.61%
0.62%     0.65%
Ratio of net investment
 income to average
 net assets ........      4.90%     5.04%     4.87%
5.42%     3.72%

                           Target/United Funds, Inc.
                              Financial Highlights

     The following information is to help you understand the financial performance of the Portfolio's shares for the fiscal periods shown. Certain information reflects financial results for a single Portfolio share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions.
This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Portfolio's financial statements for the fiscal year ended December 31, 1998, is included in the SAI, which is available upon request.

                (For a share outstanding throughout each period)

                        SCIENCE AND TECHNOLOGY PORTFOLIO

                For the
                 fiscal      For the
                   year period ended
                  ended  December 31,
               12-31-98        1997*
                 ------  -----------
Per-Share Data
Net asset value,
 beginning of
 period  ...       $5.7726    $5.0000
                    ------     ------
Income from investment
 operations:
 Net investment
   income ..        0.0032     0.0146
 Net realized and
   unrealized gain
   on investments   2.6551     0.7971
                    ------     ------
Total from investment
 operations         2.6583     0.8117
                    ------     ------
Less distributions:
 From net investment
  income .....     (0.0032)   (0.0146)
 From capital
  gains ......     (0.1527)   (0.0245)
                    ------     ------
Total
 distributions     (0.1559)   (0.0391)
                    ------     ------
Net asset value,
 end of period     $8.2750    $5.7726
                    ======     ======
Total return         46.05%     16.24%
Ratios/Supplemental Data
Net assets, end of
 period (in
 millions)             $35        $10
Ratio of expenses
 to average net
 assets ....          0.92%      0.94%
Ratio of net investment
 income to average
 net assets           0.07%      0.64%
Portfolio turnover
 rate  .....         64.72%     15.63%

*Science and Technology Portfolio's inception date is March
13, 1997; however,
since this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from April 4, 1997 (initial offering) through December 31, 1997. Ratios have been annualized.

                           Target/United Funds, Inc.
                              Financial Highlights

     The following information is to help you understand the financial performance of the Portfolio's shares for the fiscal periods shown. Certain information reflects financial results for a single Portfolio share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions.
This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Portfolio's financial statements for the fiscal year ended December 31, 1998, is included in the SAI, which is available upon request.

                (For a share outstanding throughout each period)

                              SMALL CAP PORTFOLIO

                                                      For
the

period
                For the fiscal year ended December 31,
ended
                     --------------------------------
December 31,
                     1998       1997    1996     1995
1994*
                     ----       ----    ----     -----------
---
Per-Share Data
Net asset value,
 beginning of
 period  ...........  $8.3316  $8.0176 $7.6932  $5.9918
$5.0000
                       ------   ------  ------   ------  ---
---
Income from investment
 operations:
 Net investment
  income ..........    0.0798   0.0279  0.0170   0.0900
0.0376
 Net realized and
   unrealized gain
   on investments ..   0.8255   2.5004  0.6367   1.8470
1.0086
                       ------   ------  ------   ------  ---
---
Total from investment
 operations  .......   0.9053   2.5283  0.6537   1.9370
1.0462
                       ------   ------  ------   ------  ---
---
Less distributions:
 From net investment
   income ..........  (0.0798) (0.0282)(0.0170)
(0.0900)(0.0376)
 From capital gains   (1.2027) (2.1861)(0.3123)
(0.1456)(0.0168)
 In excess of capital
   gains ...........  (0.0525) (0.0000)(0.0000)
(0.0000)(0.0000)
                       ------   ------  ------   ------  ---
---
Total distributions   (1.3350) (2.2143)(0.3293)
(0.2356)(0.0544)
                       ------   ------  ------   ------  ---
---
Net asset value,
 end of period  ....  $7.9019  $8.3316 $8.0176  $7.6932
$5.9918
                       ======    =====   =====    =====
======
Total return .......    10.87%   31.53%   8.50%   32.32%
20.92%
Ratios/Supplemental Data
Net assets, end of
 period (in
 millions)  ........     $181     $148     $97      $56
$16
Ratio of expenses
 to average net
 assets  ...........     0.97%    0.90%   0.91%    0.96%
1.08%
Ratio of net investment
 income to average
 net assets  .......     0.94%    0.32%   0.25%    1.77%
2.35%
Portfolio turnover
 rate  .............   177.32%  211.46% 133.77%   43.27%
21.61%

*Small Cap Portfolio's inception date is April 28, 1994;
however, since this
 Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from May 3, 1994 (initial offering) through December
 31, 1994. Ratios and the portfolio turnover rate have been annualized.

Information regarding the performance of the Portfolios is contained in the
Fund's annual report to shareholders which may be obtained without charge by request to the Fund at the address and phone number shown on the cover of this
Prospectus.

The Management of the Portfolios

Portfolio Management

     The Portfolios are managed by the Manager, subject to the authority of the
Fund's Board of Directors. The Manager provides investment advice to each of the Portfolios and supervises each Portfolio's investments.
The Manager and its
predecessors have served as investment manager to the Fund since its inception and to each of the registered investment companies in the United Group of Mutual
Funds and Waddell & Reed Funds, Inc. since 1940 or the inception of the investment company, whichever was later.. The Manager is located at 6300 Lamar
Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

     Michael L. Avery is primarily responsible for the management of the equity portion of the Asset Strategy Portfolio. Mr. Avery has held his responsibilities for the Asset Strategy Portfolio since January 1997. He is
Senior Vice President of the Manager, Vice President of the
Fund and Vice
President of other investment companies for which the Manager serves as investment manager. From March 1995 to March 1998, Mr. Avery was Vice President of, and the Director of Research for, Waddell & Reed Asset Management Company, a former affiliate of the Manager. Mr. Avery has served as the portfolio manager for investment companies managed by the Manager since February 1, 1994, has served as the Director of Research of the Manager since August 1987, and has been an employee of the Manager since June 1981.

     Daniel J. Vrabac is primarily responsible for the management of the fixed-income portion of the Asset Strategy Portfolio. Mr. Vrabac has held his responsibilities for the Asset Strategy Portfolio since January 1997. He is
Vice President of the Fund and Vice President of other investment companies managed by the Manager. From May 1994 to March 1998, Mr. Vrabac was Vice
President of, and a portfolio manager for, Waddell & Reed
Asset Management
Company. Mr. Vrabac has been an employee of the Manager and has served as an investment analyst with the Manager since May 1994.

     Cynthia P. Prince-Fox is primarily responsible for the management of the portfolio of Balanced Portfolio. Ms. Prince-Fox has held her responsibilities for Balanced Portfolio since July 1994, the Portfolio's inception. She is Vice
President of the Manager, Vice President of the Fund and Vice President of another investment company for which the Manager serves as investment manager.
From January 1993 to March 1998, Ms. Prince-Fox was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Ms. Prince-Fox has served as the portfolio manager for investment companies managed by the
Manager since January 1993. She has been an employee of the Manager and has served as an investment analyst with the Manager since February 1983.

     James C. Cusser is primarily responsible for the management of the portfolio of Bond Portfolio. Mr. Cusser has held his responsibilities for Bond
Portfolio since August 1992.  He is Vice President of the
Manager, Vice
President of the Fund and Vice President of other investment companies for which the Manager serves as investment manager. Mr. Cusser has been an employee of the Manager and has served as the portfolio manager for investment companies managed by the Manager since August 1992.

     Philip J. Sanders is primarily responsible for the management of the portfolio of Growth Portfolio. Mr. Sanders has held his Fund responsibilities since August 1998. He is Vice President of the Manager and Vice President of the Fund. Mr. Sanders has been an employee of the
Manager since August 1998.  Mr. Sanders was formerly Lead
Manager with
Tradestreet Investment Associates.

     William M. Nelson is primarily responsible for the management of the portfolio of High Income Portfolio. Mr. Nelson has held his responsibilities for High Income Portfolio since January 1999. He is Vice President of the
Manager and Vice President of the Fund. Mr. Nelson has been an employee of the
Manager since January 1995. From January 1988 to December 1994, Mr. Nelson was an Investment Manager with Xerox Credit Corporation.

     Russell E. Thompson and James D. Wineland are primarily responsible for the management of the portfolio of Income Portfolio. Mr. Thompson has held his responsibilities for Income Portfolio since July 1991, the Portfolio's inception. He is Senior Vice President of the Manager. He is Vice President of the Fund and Vice President of other investment companies for which the Manager serves as investment manager. From January 1992 to March 1998, Mr. Thompson was
Senior Vice President of, and a portfolio manager for, Waddell & Reed Asset
Management Company. Mr. Thompson has served as the portfolio manager for investment companies managed by the Manager since January 1976 and has been an employee of the Manager since March 1971.

     Mr. Wineland has held his Fund responsibilities since
July 1, 1997.  He is
Vice President of the Manager, Vice President of the Fund and Vice President of other investment companies for which the Manager serves as investment manager.
From March 1995 to March 1998, Mr. Wineland was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Wineland has served as the portfolio manager for investment companies managed by the
Manager since January 1988 and has been an employee of the Manager since
November 1984.

     Thomas A. Mengel is primarily responsible for the management of the portfolio of International Portfolio. Mr. Mengel has been an employee of the
Manager and has held his responsibilities for International
Portfolio since May
1, 1996.  He is Vice President of the Manager, Vice
President of the Fund and
Vice President of other investment companies for which the Manager serves as investment manager. From 1993 to May 1, 1996, Mr. Mengel was the President of
Sal. Oppenheim jr. & Cie. Securities, Inc.

     Patrick W. Sterner is primarily responsible for the management of the portfolio of Limited-Term Bond Portfolio. Mr. Sterner has held his responsibilities for Limited-Term Bond Portfolio since July 1994, the
Portfolio's inception. He is Vice President of the Manager, Vice President of the Fund and Vice President of another investment company for which the Manager serves as investment manager. From August 1992 to March 1998, Mr. Sterner was
Vice President of, and a portfolio manager for, Waddell &
Reed Asset Management
Company. Mr. Sterner has served as the portfolio manager for investment companies managed by the Manager since September 1992 and has been an employee of the Manager since August 1992.

     Mira Stevovich is primarily responsible for the management of the portfolio of Money Market Portfolio. Ms. Stevovich has held her responsibilities for
Money Market Portfolio since May 1998.  She is Vice
President of the Manager,
Vice President and Assistant Treasurer of the Fund and Vice
President and
Assistant Treasurer of other investment companies for which the Manager serves as investment manager. Ms. Stevovich has served as the Assistant Portfolio
Manager for investment companies managed by the Manager since January 1989 and has been an employee of the Manager since March 1987.

     Abel Garcia is primarily responsible for the management of the portfolio of
Science and Technology Portfolio. Mr. Garcia has held his responsibilities for
Science and Technology Portfolio since April 4, 1997, the
Portfolio's inception.
He is Vice President of the Manager, Vice President of the
Fund and Vice
President of other investment companies managed by the Manager. From May 1988 to March 1998, Mr. Garcia was Vice President of, and a portfolio manager for,
Waddell & Reed Asset Management Company. Mr. Garcia has served as the portfolio manager for investment companies managed by the Manager since January 1984. Mr.
Garcia has been an employee of the Manager since August
1983.

     Mark G. Seferovich and Grant P. Sarris are primarily responsible for the management of the portfolio of Small Cap Portfolio. Mr. Seferovich has held his responsibilities for Small Cap Portfolio since the portfolio's inception to
January 1, 1996 and from February 1999 to the present. He is Senior Vice
President of the Manager, Vice President of the Fund and Vice President of another investment company for which the Manager serves as investment manager.
From March 1996 to March 1998, Mr. Seferovich was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Seferovich has served as the portfolio manager for investment companies managed by the
Manager, and has been an employee of the Manager, since
February 1989.

     Mr. Sarris has held his Fund responsibilities since
February 1999.  He is
Vice President of the Manager and Vice President of another investment company for which the Manager serves as investment manager. Mr.
Sarris has served as an
investment analyst with the Manager, and has been an employee of the Manager, since October 1, 1991.

     Other members of the Manager's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the investments of the Portfolios.

Management and Other Fees

     Like all mutual funds, the Portfolios pay fees related to their daily operations. Expenses paid out of each Portfolio's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

     Each Portfolio pays a management fee to the Manager for providing investment advice and supervising its investments. The management fee of each
Portfolio is calculated by adding a base fee to a specific fee. It is accrued and paid to the Manager daily. The specific fee computed on each Portfolio's net asset value as of the close of business each day at the following annual rates: Money Market Portfolio - none; Bond Portfolio - .03 of 1% of net assets;
High Income Portfolio - .15 of 1% of net assets; Growth Portfolio - .20 of 1% of net assets; Income Portfolio - .20 of 1% of net assets; International Portfolio
- .30 of 1% of net assets; Small Cap Portfolio - .35 of 1% of net assets;
Balanced Portfolio - .10 of 1% of net assets; Limited-Term Bond Portfolio - .05 of 1% of net assets; Asset Strategy Portfolio - .30 of 1% of net assets; and
Science and Technology Portfolio - .20 of 1% of net assets. The base fee is determined on the combined net asset values of all of the Portfolios at the annual rates shown in the following table and then allocated pro rata to the
Portfolio based on its relative net assets.

                                 Base Fee Rate

         Group Net Asset Level            Annual Base Fee
       (all dollars in millions)        Rate for Each Level
       -------------------------        -------------------
          From $    0 to $  750              .51 of 1%
          From $  750 to $1,500              .49 of 1%
          From $1,500 to $2,250              .47 of 1%
          Over $2,250                        .45 of 1%

     As of December 31, 1998, the combined net assets of all of the Portfolios were approximately $2.4 billion.

     For the fiscal year ended December 31, 1998, management fees for each
Portfolio as a percent of each such Portfolio's average net assets are as follows:

                             Management Fees

Asset Strategy Portfolio           0.79%

Balanced Portfolio                 0.59%

Bond Portfolio                     0.52%

Growth Portfolio                   0.69%

High Income Portfolio              0.64%

Income Portfolio                   0.69%

International Portfolio            0.79%

Limited-Term Bond Portfolio        0.54%

Money Market Portfolio             0.49%

Science and Technology Portfolio   0.69%

Small Cap Portfolio                0.84%

     The Fund has adopted a Service Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act. Under the Plan, each Portfolio may pay monthly a fee to Waddell &
Reed, Inc., an affiliate of the Manager and the distributor of the Policies for which the Fund is the underlying investment vehicle, in an amount not to exceed
0.25% of the Portfolio's average annual net assets. The fee is to be paid to compensate Waddell & Reed, Inc. for amounts it expends in connection with the provision of personal services to Policyowners and/or maintenance of Policyowner accounts.

     Each Portfolio also pays other expenses, which are explained in the SAI.

PURCHASES AND REDEMPTIONS

     The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and the number of surrender and transfer requests to be effected on any day according to the terms of the
Policies. Shares of a Portfolio are sold at their net asset value ("NAV") per share next determined after receipt of the order to purchase from the
Participating Insurance Company. No sales charge is required to be paid by the Participating Insurance Company for purchase of shares.

     Redemptions are made at the NAV per share of the Portfolio next determined after receipt of the request to redeem from the Participating Insurance Company.
Payment is generally made within seven days after receipt of a proper request to redeem. No fee is charged to shareholders upon redemption of Portfolio shares.
The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period if any of the following conditions exist:

 .    the New York Stock Exchange ("NYSE") is closed other
than customary weekend
     and holiday closings or trading on the NYSE is
restricted;
 .    the Securities and Exchange Commission has determined
that a state of
     emergency exists which may make payment or transfer not
reasonably
     practicable;
 .    the Securities and Exchange Commission has permitted
suspension of the
     right of redemption of shares for the protection of the
security holders of
     the Fund; or
 .    applicable laws and regulations otherwise permit the
Fund to suspend
     payment on the redemption of shares.
     Redemptions are ordinarily made in cash.

     Should any conflict between Policyowners arise which would require that a substantial amount of net assets be withdrawn from the Fund, orderly management of portfolio securities could be disrupted to the potential detriment of
Policyowners.

NET ASSET VALUE

In the calculation of the NAV per share of each Portfolio:

     . The securities in the Portfolio that are listed or traded on an exchange are valued primarily using market prices.
     . Bonds are generally valued according to prices quoted by an independent pricing service.
     . Short-term debt securities are valued at amortized cost, which approximates market value.
     . Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of
       Directors.

     The net asset value per share of each Portfolio is computed daily as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Portfolio may be priced at the close of the regular session of any other securities or commodities exchange on which that instrument is traded.

     Money Market Portfolio uses the amortized cost method for valuing its portfolio securities. You will find more information in the SAI about this method.

     Certain of the Portfolios may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Portfolio shares may be significantly affected on days when the Portfolio does not price its shares and when you are not able to purchase or redeem the Portfolio's shares. When market quotations are not readily available, securities, options, futures and other assets are valued at fair value in a manner determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors. Similarly, if events materially affecting the value of foreign investments or foreign currency exchange rates occur prior to the close of the regular session of trading on the NYSE, but after the time their values are otherwise determined, such investments or exchange rates will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

DIVIDENDS AND DISTRIBUTIONS

     It is the Fund's intention to distribute substantially all the net investment income, if any, of each Portfolio. Dividends from Money Market
Portfolio are declared and paid daily in additional full and fractional shares.
Dividends from Asset Strategy Portfolio, Balanced Portfolio,
Bond Portfolio,
Growth Portfolio, High Income Portfolio, Income Portfolio,
International
Portfolio, Limited-Term Bond Portfolio, Science and
Technology Portfolio and
Small Cap Portfolio usually are declared and paid annually in December in additional full and fractional shares of that Portfolio. Ordinarily, dividends are paid on shares starting on the day after they are issued and through the day they are redeemed.

     All distributions from net realized long-term or short-term capital gains of each Portfolio, if any, other than Money Market Portfolio, are declared and paid annually in December in additional full and fractional shares of the respective Portfolio. Short-term capital gains of Money Market Portfolio--it does not anticipate realizing any long-term capital gains-- are declared and paid daily in additional full and fractional shares of that Portfolio.

     You will find information in the SAI about Federal income tax considerations generally affecting the Portfolios.

     Because the only shareholders of the Portfolios are the Participating
Insurance Companies and their separate accounts, no discussion is included here as to the Federal income tax consequences to the Portfolios' shareholders. For information concerning the Federal tax consequences to Policyowners, see the applicable prospectus for the Policy. Prospective investors are urged to consult with their tax advisers.

TARGET/UNITED FUNDS, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas  66201-9217

PROSPECTUS
May 1, 1999

Custodian
  UMB Bank, n. a.
  Kansas City, Missouri

Legal Counsel
  Kirkpatrick & Lockhart LLP
  1800 Massachusetts Avenue NW
  Washington, D. C. 20036

Independent Auditors
  Deloitte & Touche LLP
  1010 Grand Avenue
  Kansas City, Missouri 64106-2232

Investment Manager
  Waddell & Reed Investment Management Company
  6300 Lamar Avenue
  P. O. Box 29217
  Shawnee Mission, Kansas 66201-9217
  (913) 236-2000
  (800) 366-5465

Accounting Services Agent
  Waddell & Reed Services Company
  6300 Lamar Avenue
  P. O. Box 29217
  Shawnee Mission, Kansas  66201-9217
  (913) 236-2000
  (800) 366-5465


Our INTERNET address is:
 http://www.waddell.com

TABLE OF CONTENTS
An Overview of the Portfolios..................    2
The Investment Principles of the Portfolios....   20
Financial Highlights...........................   29
The Management of the Portfolios...............   40
Purchases and Redemptions......................   43
Net Asset Value................................   44
Dividends and Distributions....................   44

Target/United Funds, Inc.
PROSPECTUS
May 1, 1999

You can get more information about the Portfolios in--

     . the Statement of Additional Information (SAI) dated
May 1, 1999, which
       contains detailed information about each Portfolio, particularly its investment policies and practices. You may not be aware of important information about a Portfolio unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange
       Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

     . the Annual and Semiannual Reports to Shareholders, which detail each
       Portfolio's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Portfolios'
       performance during the year covered by the report.

To request a copy of the current SAI or copies of the Portfolios' most recent
Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below.
Copies of the SAI, Annual and/or Semiannual Report may also be requested at request@waddell.com.

Information about the Fund (including its current SAI and most recent Annual and
Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and from the SEC's Public Reference Room in Washington, D.C.
You can find out
about the operation of the Public Reference Room and applicable copying charges by calling 1-800-SEC-0330.

The Fund's SEC file number is:  811-5017.

WADDELL & REED, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
800-366-5465

TARGET/UNITED FUNDS,
INC........................................1

AN OVERVIEW OF THE
PORTFOLIOS...................................2

ASSET STRATEGY
PORTFOLIO........................................2

PERFORMANCE.................................................
 ....4

BALANCED
PORTFOLIO..............................................5

PERFORMANCE.................................................
 ....6

BOND
PORTFOLIO..................................................7

PERFORMANCE.................................................
 ....8

GROWTH
PORTFOLIO................................................9

PERFORMANCE.................................................
 ...10

HIGH INCOME
PORTFOLIO..........................................11

PERFORMANCE.................................................
 ...12

INCOME
PORTFOLIO...............................................13

PERFORMANCE.................................................
 ...14

INTERNATIONAL
PORTFOLIO........................................15

PERFORMANCE.................................................
 ...16

LIMITED-TERM BOND
PORTFOLIO....................................17

PERFORMANCE.................................................
 ...18

MONEY MARKET
PORTFOLIO.........................................19

PERFORMANCE.................................................
 ...20

SCIENCE AND TECHNOLOGY
PORTFOLIO...............................21

PERFORMANCE.................................................
 ...22

SMALL CAP
PORTFOLIO............................................23

PERFORMANCE.................................................
 ...24

THE INVESTMENT PRINCIPLES OF THE
PORTFOLIOS....................25
 Investment Goals, Principal Strategies and Other
Investments .25

THE MANAGEMENT OF THE
PORTFOLIOS...............................50
 Portfolio Management
 .........................................50
 Management and Other Fees
 ....................................52

PURCHASES AND
REDEMPTIONS......................................53

NET ASSET
VALUE................................................54

DIVIDENDS AND
DISTRIBUTIONS....................................54

                           TARGET/UNITED FUNDS, INC.
                               6300 Lamar Avenue
                                P. O. Box 29217

                      Shawnee Mission, Kansas  66201-9217

                                 (913) 236-2000
                                 (800) 366-5465

                                  May 1, 1999

                      STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information (the "SAI") is not a prospectus.
Investors should read this SAI in conjunction with the prospectus (the
"Prospectus") of Target/United Funds, Inc. (the "Fund") dated May 1, 1999, which may be obtained by request to the Fund or Waddell & Reed, Inc. at the address or telephone number shown above.


                               TABLE OF CONTENTS

     Performance Information ..........................    2

     Investment Strategies, Policies and Practices.....    5

     Investment Management and Other Services .........   50

     Net Asset Value ..................................   54

     Directors and Officers ...........................   57

     Purchases and Redemptions ........................   63

     Shareholder Communications .......................   64

     Taxes ............................................   64

     Dividends and Distributions ......................   70

     Portfolio Transactions and Brokerage .............   70

     Other Information ................................   74

     Appendix A .......................................   77

     Financial Statements .............................   86

     Target/United Funds, Inc. is a mutual fund; an investment that pools shareholders' money and invests it toward a specified goal.
In technical terms,
the Fund is an open-end, diversified management company organized as a Maryland corporation on December 2, 1986. The Fund sells its shares only to the separate accounts of Participating Insurance Companies to fund certain variable life insurance policies and variable annuity contracts
("Policies").

                            PERFORMANCE INFORMATION

     From time to time, advertisements and sales materials for one or more of the Portfolios may include total return information, yield information and/or performance rankings. Performance data will be accompanied by or used in calculating performance data for the respective separate accounts that invest in the Portfolio.

Total Return

     The following relates to each Portfolio other than Money Market Portfolio.
Total return is the overall change in the value of an investment over a given period of time. An average annual total return quotation is computed by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value. Total return is calculated by assuming an initial $1,000 investment. No sales charge is required to be paid by the Participating Insurance Companies for purchase of shares. All dividends and distributions are assumed to be reinvested at net asset value as of the day the dividend or distribution is paid. The formula used to calculate the total return is:

                n
        P(1 + T)  = ERV

       Where :  P = $1,000 initial payment
                T = Average annual total return
                n = Number of years
              ERV = Ending redeemable value of the $1,000 investment for the periods shown.

     The average annual total return quotations as of December 31, 1998, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                               One-year    Five-year    Ten-
year
                             period from  period from Period
from
                              1-1-98 to    1-1-94 to   1-1-
89 to
                               12-31-98    12-31-98     12-
31-98
                             -----------  ----------- ------
-----
Asset Strategy Portfolio          9.95%       8.59%*
Balanced Portfolio                8.67%      13.04%**
Bond Portfolio                    7.35%       6.81%
8.83%
Growth Portfolio                 27.31%      19.78%
18.77%
High Income Portfolio             1.95%       8.54%
9.35%
Income Portfolio                 21.14%      18.94%
17.91%***
International Portfolio          33.89%      15.19%**
Limited-Term Bond Portfolio       6.66%       6.73%**
Science and Technology Portfolio 46.05%      35.49%****
Small Cap Portfolio              10.87%      22.03%**

   *Period from May 1, 1995, date of initial offering, to December 31, 1998.
  **Period from May 3, 1994, date of initial offering, to December 31, 1998.
 ***Period from July 16, 1991, date of initial offering, to December 31, 1998.
****Period from April 4, 1997, date of initial offering, to December 31, 1998.

     Unaveraged or cumulative total return may also be quoted. Such total return data reflects the change in value of an investment over a stated period of time. Cumulative total returns will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period. The Fund may also provide non-standardized performance information.

Yield

     The following relates to Bond Portfolio, High Income
Portfolio and Limited-
Term Bond Portfolio. A yield quoted for a Portfolio is computed by dividing the net investment income per share earned during the period for which the yield is shown by the maximum offering price per share on the last day of that period according to the following formula:

                                  6
          Yield = 2((((a-b)/cd)+1)  -1)

     Where:    a =  dividends and interest earned during the
period.
               b =  expenses accrued for the period (net of
reimbursements).
               c =  the average daily number of shares
outstanding during the
                    period that were entitled to receive
dividends.
               d =  the maximum offering price per share on
the last day of the
                    period.

     The yield computed according to the formula for the 30-day period ended on
December 31, 1998, the date of the most recent balance sheet included in this
SAI, is as follows:

          Bond Portfolio                5.56%
          High Income Portfolio         9.59%
          Limited-Term Bond Portfolio   6.02%

     The following relates to Money Market Portfolio. There are two methods by which Money Market Portfolio's yield for a specified time is calculated. The first method, which results in an amount referred to as the "current yield," assumes an account containing exactly one share at the beginning of the period.
The net asset value of this share will be $1.00 except under extraordinary circumstances. The net change in the value of the account during the period is then determined by subtracting this beginning value from the value of the account at the end of the period which will include all dividends accrued;
however, capital changes are excluded from the calculation, i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation. However, so that the change will not reflect the capital changes to be excluded, the dividends used in the yield computation may not be the same as the dividends actually declared, as certain realized gains and losses and, under unusual circumstances, unrealized gains and losses (see "Purchases and
Redemptions"), will be taken into account in the calculation of dividends actually declared. Instead, the dividends used in the yield calculation will be those which would have been declared if the capital changes had not affected the dividends.

     This net change in the account value is then divided by the value of the account at the beginning of the period (i.e., normally $1.00 as discussed above) and the resulting figure (referred to as the "base period return") is then annualized by multiplying it by 365 and dividing it by the number of days in the period with the resulting current yield figure carried to at least the nearest hundredth of one percent.

     The second method results in a figure referred to as the "effective yield."
This represents an annualization of the current yield with dividends reinvested daily. Effective yield is calculated by compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting
1 from the result and rounding the result to the nearest hundredth of one percent according to the following formula:

                                                 365/7
     EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)]      -1

     The Money Market Portfolio's current yield as calculated above for the seven days ended December 31, 1998, the date of the most recent balance sheet included in this SAI, was % and its effective yield calculated for the same period was %.

Performance Rankings

     The following relates to each of the Portfolios. From time to time, advertisements and information furnished to present or prospective Policyholders may include performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical
Services, Inc., or by
publications of general interest such as Forbes, Money, The
Wall Street Journal,

Business Week, Barron's, Fortune or Morningstar Mutual Fund
Values.  A

Portfolio's performance may also be compared to that of other selected mutual funds or recognized market indicators such as the Standard & Poor's 500
Composite Stock Price Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it related, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

General

     Change in yields primarily reflect different interest rates received by a
Portfolio as its portfolio securities change. Yield is also affected by portfolio quality, portfolio maturity, type of securities held and operating expense ratio.

     All performance information included in advertisements or sales material is historical in nature and is not intended to represent or guarantee future results. The value of a Portfolio's shares when redeemed may be more or less than their original cost.

                 INVESTMENT STRATEGIES, POLICIES AND
PRACTICES

     This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Fund's investment manager, Waddell & Reed Investment Management Company (the
"Manager"), may employ and the types of instruments in which a Portfolio may invest, in pursuit of the Portfolio's goal(s). A summary of the risks associated with these instrument types and investment practices is included as well.

     The Manager might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by a Portfolio's investment policies and restrictions. The Manager buys an instrument or uses a technique only if it believes that doing so will help a Portfolio achieve its goal(s).
See "Investment Restrictions" for a listing of the fundamental and non-fundamental (e.g., operating) investment restrictions and policies of the
Portfolios.

Asset Strategy Portfolio

     Asset Strategy Portfolio allocates its assets among the following classes, or types, of investments:

     The short-term class includes all types of domestic and foreign securities and money market instruments with remaining maturities of three years or less.
The Manager will seek to maximize total return within the short-term asset class by taking advantage of yield differentials between different instruments, issuers, and currencies. Short-term instruments may include corporate debt securities, such as commercial paper and notes; U.S. Government securities or securities issued by foreign governments or their agencies or instrumentalities;
bank deposits and other financial institution obligations; repurchase agreements involving any type of security; and other similar short-term instruments. These instruments may be denominated in U.S. dollars or foreign currency.

     The bond class includes all varieties of domestic and foreign fixed-income securities with maturities greater than three years. The Manager seeks to maximize total return within the bond class by adjusting the Portfolio's investments in securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic and foreign government and government agency securities, zero coupon securities, and other intermediate and long-term securities. As with the short-term class, these securities may be denominated in U.S. dollars or foreign currency. The Portfolio may also invest in lower-quality, high-yield debt securities. The Portfolio may not invest more than 35% of its total assets in these securities.

     The stock class includes domestic and foreign equity securities of all types (other than adjustable-rate preferred stocks, which are included in the bond class). The Manager seeks to maximize total return within this asset class by actively allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that the Manager believes to have superior growth potential. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depository receipts, securities of closed-end investment companies, and other equity securities issued by companies of any size, located world-wide.

     The Manager intends to take advantage of yield differentials by considering the purchase or sale of instruments when differentials on spreads between various grades and maturities of such instruments approach extreme levels relative to long-term norms.

     In making asset allocation decisions, the Manager typically evaluates projections of risk, market conditions, economic conditions, volatility, yields, and returns.

     The ability of Asset Strategy Portfolio to purchase and hold precious metals such as gold, silver and platinum may allow it to benefit from a potential increase in the price of precious metals or stability in the price of such metals at a time when the value of securities may be declining. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of the stock market may be subject to a general decline.

     Precious metals prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the price of gold, silver or platinum may fluctuate widely. The sole source of return to
Asset Strategy Portfolio from such investments will be gains realized on sales;
a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield. Asset Strategy Portfolio's direct investment in precious metals may be limited by tax considerations. See "Taxes" below.

High Income Portfolio

     High Income Portfolio may invest in certain high-yield, high-risk, non-investment grade debt securities (commonly referred to as "junk bonds"). The market for such securities may differ from that for investment grade debt securities. See the discussion below for information about the risks associated with non-investment grade debt securities. See Appendix A to this SAI for a description of bond ratings.

Money Market Portfolio

     Money Market Portfolio may invest in the money market obligations and instruments listed below. Under Rule 2a-7 ("Rule 2a-7") of the Investment
Company Act of 1940, as amended (the "1940 Act"), investments are limited to those that are U.S. dollar denominated and that are rated in one of the two highest rating categories by the requisite nationally recognized statistical rating organization(s) ("NRSRO(s)"), as defined in Rule 2a-7, or are comparable unrated securities. See Appendix A to this SAI for a description of some of these ratings. In general, Rule 2a-7 also limits investments in securities of any one issuer (except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities")) to no more than 5% of the Portfolio's assets. Investments in securities rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities are limited to no more than 5% of the Portfolio's assets, with investments in such securities of any one issuer (except U.S. Government securities) being limited to the greater of one percent of the Portfolio's assets or $1,000,000. Under Rule 2a-7, the Portfolio may only invest in securities with a remaining maturity of not more than 397 calendar days, as further described in the Rule.

     (1)  U.S. Government Securities:  See "U.S. Government
Securities."

     (2)  Bank Obligations and Instruments Secured Thereby:
Subject to the
limitations described above, time deposits, certificates of deposit, bankers' acceptances and other bank obligations if they are obligations of a bank subject to regulation by the U.S. Government (including obligations issued by foreign branches of these banks) or obligations issued by a foreign bank having total assets equal to at least U.S. $500,000,000, and instruments secured by any such obligation. A "bank" includes commercial banks and savings and loan associations. Time deposits are monies kept on deposit with U.S. banks or other
U.S. financial institutions for a stated period of time at a fixed rate of interest. At present, bank time deposits are not considered by the Board of
Directors or the Manager, to be readily marketable. There may be penalties for the early withdrawal of such time deposits, in which case, the yield of these investments will be reduced.

     (3)  Commercial Paper Obligations Including Variable
Amount Master Demand
Notes:  Commercial paper rated as described above.  See
Appendix A to this SAI
for a description of some of these ratings. A variable amount master demand note represents a borrowing arrangement under a letter agreement between a commercial paper issuer and an institutional investor.

     (4) Corporate Debt Obligations: Corporate debt obligations if they are rated as described above. See Appendix A to this SAI for a description of some of these bond ratings.

     (5) Canadian Government Obligations: Obligations of, or obligations guaranteed by, the Government of Canada, a Province of Canada or any agency, instrumentality or political subdivision of that Government or any Province.
The Portfolio will not invest in Canadian Government obligations if more than
10% of the value of its total assets would then be so invested, subject to the diversification requirements applicable to the Money Market
Portfolio.

     (6) Certain Other Obligations: Obligations other than those listed in (1) through (5) (such as municipal obligations) only if any such other obligation is guaranteed as to principal and interest by either a bank or a corporation whose securities the Portfolio is eligible to hold under the Rule.

     The value of the obligations and instruments in which the Portfolio invests will fluctuate depending in large part on changes in prevailing interest rates.
If these rates go up after the Portfolio buys an obligation or instrument, its value may go down; if these rates go down, its value may go up. Changes in interest rates will be more quickly reflected in the yield of a portfolio of short-term obligations than in the yield of a portfolio of long-term obligations.

Securities - General

     The main types of securities in which the Portfolios may invest include common stock, preferred stock, debt securities and convertible securities.
Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which a Portfolio (other than Money Market Portfolio) invests may include preferred stock that converts into common stock. Each of the Portfolios (other than Money Market Portfolio) may invest in preferred stock that is rated by an established rating service or, if unrated, judged by the Manager to be of equivalent quality. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate securities fall and, conversely, when interest rates fall, the values of fixed-rate debt rise. Similarly, long-term bonds are generally more sensitive to interest rate changes than shorter-term bonds.

     Lower quality debt securities (commonly called "junk bonds") are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold.
Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market.
Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, the Manager's research and credit analysis are an especially important part of managing securities of this type held by a Portfolio. The Manager continuously monitors the issuers of lower-rated debt securities in each portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the shareholders of the affected Portfolio(s).

     Subject to its investment restrictions, a Portfolio
(other than Money
Market Portfolio) may invest in debt securities rated in any rating category of the established rating services, including securities rated in the lowest category (such as those rated D by Standard & Poor's ("S&P") and C by Moody's
Investors Service, Inc. ("MIS")). Debt securities rated D by S&P or C by MIS are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB by S&P or Baa by MIS are considered to be investment grade debt securities.
Securities rated BBB or Baa may have speculative characteristics. In addition, a Portfolio will treat unrated securities judged by the Manager to be of equivalent quality to a rated security having that rating.

     While credit ratings are only one factor the Manager relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Portfolio may retain a portfolio security whose rating has been changed.

     Each of the Portfolios (other than Money Market Portfolio) may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security.
In general, however, such debt securities are less volatile than the equity securities to which they are linked.

     Each of the Portfolios (other than Money Market Portfolio) may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.

     The Portfolios (other than Money Market Portfolio) may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the "call price" that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock.
Generally, convertible preferred stock is less volatile than the related common stock of the issuer.

Specific Securities and Investment Practices

  U.S. Government Securities

     U.S. Government securities are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. Government. These securities include Treasury Bills
(which mature within one year of the date they are issued), Treasury Notes
(which have maturities of one to ten years) and Treasury
Bonds (which generally
have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

     U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration,
Fannie Mae (formerly, the Federal National Mortgage
Association), Farmers Home
Administration, Export-Import Bank of the United States,
Small Business
Administration, Government National Mortgage Association
("Ginnie Mae"), General
Services Administration, Central Bank for Cooperatives,
Federal Home Loan Banks,
Federal Home Loan Mortgage Corporation ("Freddie Mac"), Farm
Credit Banks,
Maritime Administration, the Tennessee Valley Authority, the
Resolution Funding
Corporation and the Student Loan Marketing Association.

     Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the
United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the
Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the
United States in the event that the agency or instrumentality does not meet its commitment.

     U.S. Government securities may include mortgage-backed securities issued by
U.S. Government agencies or instrumentalities including, but not limited to,
Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See "Mortgage-Backed and Asset-Backed Securities."
Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and
Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States.
It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

  Money Market Instruments

     Money market instruments are high-quality, short-term debt instruments that present minimal credit risk. They may include U.S.
Government securities,
commercial paper and other short-term corporate obligations, and certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

  Bank Deposits

     Among the other debt securities in which the Portfolios may invest are deposits in banks (represented by certificates of deposit or other evidence of deposit issued by such banks) of varying maturities. The Federal Deposit
Insurance Corporation insures the principal of certain such deposits, currently to the extent of $100,000 per bank. Bank deposits are not marketable, and a
Portfolio may invest in them only within the 10% limit mentioned below under
"Investment Restrictions and Limitations" (15% limit for
Asset Strategy
Portfolio) unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

  Zero Coupon Securities

     Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable maturities that make current distributions of interest in cash.

     A Portfolio may invest in zero coupon securities that are "stripped" U.S.
Treasury notes and bonds, zero coupon bonds of corporate issuers and other securities that are issued with original issue discount ("OID"). The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Portfolio will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current income attributable to those securities and includable in the dividends paid to its shareholders.
Those dividends will be paid from a Portfolio's cash assets or by liquidation of portfolio securities, if necessary, at a time when a Portfolio otherwise might not have done so.

     A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities),
TIGRs (Treasury Investment Growth Receipts), and TRs
(Treasury Receipts) are
examples of derivative zeros.

     A Federal Reserve Bank creates STRIPS (Separate Trading of Registered
Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion.
Original issue zeros are zero coupon securities originally issued by the U.S.
Government, a government agency, or a corporation in zero coupon form.

  Municipal Obligations

     Municipal obligations are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are "general obligation" bonds and "revenue" bonds. In
"general obligation" bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. "Revenue" bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source.
Industrial development bonds are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Their credit quality is generally dependent on the credit standing of the company involved.

  Mortgage-Backed and Asset-Backed Securities

     Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

     The U.S. Government mortgage-backed securities in which the Portfolios may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae or Freddie Mac. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

     The Portfolios may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and a Portfolio may invest in them if the Manager determines they are consistent with the Portfolio's goal(s) and investment policies.

     Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security
("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security
("IO") receives
interest payments from the same underlying security.

     For example, interest-only ("IO") classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an
IO may fail to recoup all of the investor's initial investment, even if the security is government guaranteed or considered to be of the highest quality.
Conversely, principal-only ("PO") classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

     Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above.
However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

     Special Characteristics of Mortgage-Backed and Asset-
Backed Securities.
The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

     The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or "speed" of these prepayments can cause the value of the mortgage-backed securities to fluctuate rapidly.
However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

     The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and, in some instances, reduced liquidity of the CMO class.

  Variable or Floating Rate Instruments

     Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate, while variable rate instruments provide for a specified periodic adjustment in the interest rate.
These formulas are designed to result in a market value for the instrument that approximates its par value.

  Indexed Securities

     Each Portfolio may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators, subject to its operating policy regarding derivative instruments and subject, in the case of Money Market
Portfolio only, to the requirements of Rule 2a-7. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments.

     Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency.
Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. The Manager will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of Asset
Strategy Portfolio's investment allocations, depending on the individual characteristics of the securities. Certain indexed securities that are not traded on an established market may be deemed illiquid.

  Foreign Securities and Currency

     All Portfolios, other than Money Market and Limited-
Term Bond, may invest
in the securities of foreign issuers, including depository receipts.

     In general, depository receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depository receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American Depository Receipts, in registered form, are dollar-denominated receipts typically issued by a U.S.
bank or trust company evidencing ownership of the underlying securities.
International depository receipts and European depository receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depository receipts are more recently developed receipts designed to facilitate the trading of foreign issuers by U.S. and non-U.S. investors and traders.

     The Manager believes that there are investment opportunities as well as risks in investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S.
dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. The Manager believes that a Portfolio's ability to invest assets abroad might enable it to take advantage of these differences and strengths where they are favorable.

     However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S.
investments.  Foreign
securities markets generally have less trading volume and less liquidity than
U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial conditions and operations.
In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S.
investments.

     Foreign markets may offer less protection to investors than U.S. markets.
Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks.
Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S.
investment or on the ability to repatriate assets or convert currency into U.S.
dollars, or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.
These is no assurance that the Manager will be able to anticipate these potential events or counter their effects.

     The considerations noted above generally are intensified in developing countries. A developing country is a nation that, in the Manager's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

     Certain foreign securities impose restrictions on transfer within the
United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     Each of the Portfolios (other than Money Market
Portfolio and Limited-Term
Bond Portfolio) may also purchase and sell foreign currency and invest in foreign currency deposits.

     Currency conversion involves dealer spreads and other costs, although commissions are not usually charged. See "Options, Futures
Contracts and Other
Strategies -- Forward Currency Contracts" below for more information.

     Investments in obligations of domestic branches of foreign banks will not be considered to be foreign securities if the Manager has determined that the nature and extent of federal and state regulation and supervision of the branch in question is substantially equivalent to federal or state chartered domestic banks doing business in the same jurisdiction.

     The only foreign securities in which Money Market
Portfolio may invest are
Canadian Government obligations, foreign bank obligations and obligations of foreign branches of domestic banks, all of which must be U.S. dollar-denominated.

  Restricted Securities

     Each of the Portfolios may invest in restricted securities. Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the
Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent a Portfolio from reselling the securities at a time when such sale would be desirable. Restricted securities in which a
Portfolio seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, for example Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See
"Illiquid Investments."

  Lending Securities

     Securities loans may be made on a short-term or long-term basis for the purpose of increasing a Portfolio's income. If a Portfolio lends securities, the borrower pays the Portfolio an amount equal to the dividends or interest on the securities that the Portfolio would have received if it had not lent the securities. The Portfolio also receives additional compensation. A Portfolio makes loans of its securities only to parties deemed by the Manager to be creditworthy.

     Any securities loans that a Portfolio makes must be collateralized in accordance with applicable regulatory requirements (the "Guidelines"). Under the present Guidelines, the collateral must consist of cash or U.S. Government securities or bank letters of credit, at least equal in value to the market value of the securities lent on each day that the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to return of the excess collateral.

     There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Portfolio to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

     The letters of credit that a Portfolio may accept as collateral are agreements by banks (other than the borrowers of the Portfolio's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Portfolio, while the letter is in effect, amounts demanded by the Portfolio if the demand meets the terms of the letter. The Portfolio's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Portfolio's custodian bank) must be satisfactory to the Portfolio.

     Under a Portfolio's current securities lending procedures, the Portfolio may lend securities only to broker-dealers and financial institutions deemed creditworthy by the Manager. The Portfolios will make loans only under rules of the NYSE, which presently require the borrower to give the securities back to the Portfolio within five business days after the Portfolio gives notice to do so. If a Portfolio loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. A Portfolio may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

     There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases, risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower fail financially.

     Some, but not all, of these rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. These requirements do not cover the present rules, which may be changed without shareholder vote, as to: (i) whom securities may be loaned; (ii) the investment of cash collateral;
or (iii) voting rights.

  Repurchase Agreements

     Each of the Portfolios may purchase securities subject to repurchase agreements, subject to its limitation on investment in illiquid investments.
See "Investment Restrictions and Limitations." A repurchase agreement is an instrument under which a Portfolio purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

     The majority of repurchase agreements in which a Portfolio would engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that a
Portfolio may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Portfolio. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value or loss of interest. A Portfolio's repurchase agreements can be considered as collateralized loans (such agreements being defined as loans under and for the purpose of the 1940 Act) and will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Portfolio's custodian bank or by a third party that qualifies as a custodian under section 17(f) of the 1940 Act, is and, during the entire term of the agreement, remains at least equal to the value of the loan, including the accrued interest earned thereon. A Portfolio's repurchase agreements are entered into only with those entities approved on the basis of criteria established by the Fund's Board of Directors.

  Loans and Other Direct Debt Instruments

     Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Asset Strategy
Portfolio's investments in
direct debt instruments are subject to its policies regarding the quality of debt securities.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest.
Direct debt instruments may not be rated by any nationally recognized rating service. If Asset Strategy Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio's share price and yield could be adversely affected. Loans that are fully secured offer the Portfolio more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed.
Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

     Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Portfolio.
For example, if a loan is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Portfolio in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Portfolio relies on the Manager's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

     A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Portfolio has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Portfolio were determined to be subject to the claims of the agent's general creditors, the
Portfolio might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

     Investments in direct debt instruments may entail less legal protection for the Portfolio. Direct indebtedness purchased by the Portfolio may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Portfolio to pay additional cash on demand. These commitments may have the effect of requiring the Portfolio to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. The Portfolio will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments. Other types of direct debt instruments, such as loans through direct assignment of a financial institution's interest with respect to a loan, may involve additional risks to the Portfolio. For example, if a loan is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

     For purposes of the limitations on the amount of total assets that Asset
Strategy Portfolio will invest in any one issuer or in issuers within the same industry, the Portfolio generally will treat the borrower as the "issuer" of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the
Portfolio and the borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, Securities and
Exchange Commission ("SEC") interpretations require the Portfolio, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

  Warrants and Rights

     Each Portfolio (other than Money Market Portfolio) may invest in warrants and rights. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to a sharp decline in value than the underlying security might be.
They are also generally less liquid than an investment in the underlying shares.

  When-Issued and Delayed-Delivery Transactions

     Each Portfolio may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case, payment and delivery for the securities take place at a future date. The securities so purchased or sold by a Portfolio are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when-issued or delayed-delivery basis, a Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to a Portfolio until delivery and payment are completed. When a Portfolio makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its net asset value per share. When a Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. When a Portfolio makes a commitment to sell securities on a delayed basis, it will record the transaction and thereafter value the securities at the sales price in determining the
Portfolio's net asset value per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Portfolios could miss a favorable price or yield opportunity, or could suffer a loss.

     Ordinarily, a Portfolio purchases securities on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the securities.
However, before the securities are delivered and before it has paid for them
(the "settlement date"), a Portfolio may sell the securities if the Manager decided it was advisable to do so for investment reasons. The Portfolio will hold aside or segregate cash or other securities other than those purchased on a when-issued or delayed-delivery basis at least equal in value to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery securities.

  Illiquid Investments

     Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

     (i) repurchase agreements not terminable within seven days;

   (ii) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;

 (iii) securities for which market quotations are not readily available;

   (iv) restricted securities not determined to be liquid pursuant to guidelines established by or under the direction of the Fund's Board of Directors;

   (v) over-the-counter ("OTC") options and their underlying collateral;

   (vi) securities involved in swap, cap, collar and floor transactions;

  (vii) non-government stripped fixed-rate mortgage-backed securities; and

 (viii)   direct debt instruments.

     The assets used as cover for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     If through a change in values, net assets, or other circumstances, a
Portfolio were in a position where more than 10% of its net assets (15% with respect to Asset Strategy Portfolio) were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

  Investment Company Securities

     Asset Strategy Portfolio, Balanced Portfolio,
International Portfolio,
Science and Technology Portfolio and Small Cap Portfolio may buy shares of closed-end investment companies (i.e., those that do not redeem their shares)
Asset Strategy Portfolio may buy shares of open-end investment companies. As a shareholder in an investment company, a Portfolio would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

Options, Futures Contracts and Other Strategies

     General. The Manager may use certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward currency contracts, swaps, caps, collars, floors, indexed securities and other derivative instruments (collectively, "Financial Instruments") to attempt to enhance a
Portfolio's income or yield or to attempt to hedge a Portfolio's investments.
The strategies described below may be used in an attempt to manage a Portfolio's foreign currency exposure as well as other risks of a Portfolio's investments that can affect fluctuation in its net asset value.

     Generally, a Portfolio (other than Money Market Portfolio) may purchase and sell any type of Financial Instrument. However, as an operating policy, a
Portfolio will only purchase or sell a Financial Instrument if the Portfolio is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since each Portfolio (other than Money Market Portfolio and Limited-Term Bond Portfolio) is authorized to invest generally in foreign securities, each such Portfolio may purchase and sell foreign currency derivatives.

     Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Portfolio's portfolio. Thus, in a short hedge, a
Portfolio takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

     Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Portfolio intends to acquire. Thus, in a long hedge, a Portfolio takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a Portfolio does not own a corresponding security and, therefore, the transaction does not relate to a security the Portfolio owns. Rather, it relates to a security that the
Portfolio intends to acquire. If a Portfolio does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Portfolio's portfolio is the same as if the transaction were entered into for speculative purposes.

     Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a
Portfolio owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Portfolio has invested or expects to invest.
Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

     The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges on which they are traded and the Commodity
Futures Trading Commission (the "CFTC").  In addition, a
Portfolio's ability to
use Financial Instruments will be limited by tax considerations. See "Taxes."

     In addition to the Financial Instruments, strategies and risks described below, the Manager expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Manager develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new
Financial Instruments or other techniques are developed.
The Manager may
utilize these opportunities to the extent that they are consistent with a
Portfolio's goal(s) and permitted by a Portfolio's investment limitations and applicable regulatory authorities. The Portfolios might not use any of these strategies, and there can be no assurance that any strategy used will succeed.
The Portfolios' Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

     Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general these techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

     (1) Successful use of most Financial Instruments depends upon the
Manager's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial
Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Portfolio's current or anticipated investments exactly. A Portfolio may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Portfolio's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way.
Imperfect correlation may
also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a
Portfolio entered into a short hedge because the Manager projected a decline in the price of a security in the Portfolio's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument.
Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Portfolio could suffer a loss. In either such case, the Portfolio would have been in a better position had it not attempted to hedge at all.

     (4) As described below, a Portfolio might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e.,
Financial Instruments other than purchased options). If a Portfolio were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Portfolio sell a portfolio security at a disadvantageous time.

     (5) A Portfolio's ability to close out a position in a Financial
Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the
Portfolio.

     Cover. Transactions using Financial Instruments, other than purchased options, expose a Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either
(1) an offsetting
("covered") position in securities, currencies, or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Portfolio will comply with
SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

     Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or to accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

     Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

     The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Portfolio to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Portfolio would expect to suffer a loss.

     Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid
Investments."

     Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Portfolio will be obligated to purchase the security or currency at more than its market value.
If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid
Investments."

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

     A Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Portfolio may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Portfolio to realize profits or limit losses on an option position prior to its exercise or expiration.

     A type of put that a Portfolio may purchase is an "optional delivery standby commitment," which is entered into by parties selling debt securities to a Portfolio. An optional delivery standby commitment gives a Portfolio the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

     Risks of Options on Securities. Options offer large amounts of leverage, which will result in a Portfolio's net asset value being more sensitive to changes in the value of the related instrument. A Portfolio may purchase or write both exchange-traded and OTC options. Exchange-traded options in the
United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Portfolio and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Portfolio purchases an
OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option.
Failure by the counterparty to do so would result in the loss of any premium paid by the Portfolio as well as the loss of any expected benefit of the transaction.

     A Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

     If a Portfolio were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Portfolio could cause material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Portfolio writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Portfolio an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call.
The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple
("multiplier"), which determines the total dollar value for each point of such difference. When a Portfolio buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above.
When a Portfolio buys a
put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Portfolio's exercise of the put, to deliver to the Portfolio an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Portfolio writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the
Portfolio to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

     Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when a Portfolio writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Portfolio can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if a Portfolio could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.
When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Portfolio as the call writer will not learn that the
Portfolio has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio.
This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

     If a Portfolio has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.
While this type of arrangement allows a Portfolio great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     Generally, OTC foreign currency options used by a Portfolio are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

     Futures Contracts and Options on Futures Contracts.
The purchase of
futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge.
Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

     In addition, futures strategies can be used to manage the average duration of a Portfolio's fixed-income portfolio. If the Manager wishes to shorten the average duration of a Portfolio's fixed-income portfolio, the Portfolio may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the average duration of a Portfolio's fixed-income portfolio, the Portfolio may buy a debt futures contract or a call option thereon, or sell a put option thereon.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Portfolio is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value.
Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as
"marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio's obligations to or from a futures broker. When a Portfolio purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a
Portfolio purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at any particular time. In such event, it may not be possible to close a futures contract or options position.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price;
once that limit is
reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Portfolio were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

     Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements.
Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the
Manager may still not result in a successful transaction. The Manager may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

     Index Futures. The risk of imperfect correlation between movements in the price of an index future and movements in the price of the securities that are the subject of the hedge increases as the composition of a Portfolio's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a Portfolio will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a Portfolio may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a Portfolio has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, a Portfolio would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

     Where index futures are purchased to hedge against a possible increase in the price of securities before a Portfolio is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the
Portfolio then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

     To the extent that a Portfolio enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Portfolio's assets that are at risk in futures contracts, options on futures contracts and currency options.

     Foreign Currency Hedging Strategies--Special
Considerations.  Each
Portfolio (other than Money Market Portfolio and Limited-
Term Bond Portfolio)
may use options and futures contracts on foreign currencies
(including the
Euro), as described above, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Portfolio's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     Each of these Portfolios might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other
Financial Instruments. In such cases, a Portfolio may seek to hedge against price movements in that currency by entering into transactions using Financial
Instruments on another currency or a basket of currencies, the values of which the Manager believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the
Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

     The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial
Instruments, a Portfolio could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

     Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a
Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     Forward Currency Contracts.  Each Portfolio (other than
Money Market
Portfolio and Limited-Term Bond Portfolio) may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S.
dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

     Such transactions may serve as long hedges; for example, a Portfolio may purchase a forward currency contract to lock in the U.S.
dollar price of a
security denominated in a foreign currency that the Portfolio intends to acquire. Forward currency contract transactions may also serve as short hedges;
for example, a Portfolio may sell a forward currency contract to lock in the
U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency.

     Each of these Portfolios may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Portfolio owned securities denominated in Euros, it could enter into a forward currency contract to sell Euros in return for U.S.
dollars to hedge against possible declines in the Euro's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. Each of these Portfolios could also hedge the position by selling another currency expected to perform similarly to the Euro.
This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Each of these Portfolios also may use forward currency contracts to attempt to enhance income or yield. A Portfolio could use forward currency contracts to increase its exposure to foreign currencies that the Manager believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if a Portfolio owned securities denominated in a foreign currency and the Manager believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

     The cost to a Portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Portfolio enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

     As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.
Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Portfolio will in fact be able to close out a forward currency contract at a favorable price prior to maturity.
In addition, in the
event of insolvency of the counterparty, a Portfolio might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Portfolio might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Manager believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of a Portfolio will be served.

     Successful use of forward currency contracts depends on the Manager's skill in analyzing and predicting currency values. Forward currency contracts may substantially change a Portfolio's exposure to changes in currency exchange rates and could result in losses to a Portfolio if currencies do not perform as the Manager anticipates. There is no assurance that the Manager's use of forward currency contracts will be advantageous to a Portfolio or that the
Manager will hedge at an appropriate time.

     Combined Positions. A Portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Turnover. A Portfolio's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Portfolio, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate.
Once a Portfolio has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Portfolio may also cause the sale of related investments, also increasing turnover; although such exercise is within a Portfolio's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put.
A Portfolio will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

     Swaps, Caps, Collars and Floors.  Each of the
Portfolios (other than Money
Market Portfolio) may enter into swaps, caps, collars and floors to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date or to attempt to enhance yield. Swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

     Swap agreements, including caps, collars and floors, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a Portfolio's investments and its share price and yield because, and to the extent, these agreements affect a Portfolio's exposure to long- or short-term interest rates
(in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates, or other factors such as security prices or inflation rates.

     Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if a Portfolio agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Portfolio's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

     The creditworthiness of firms with which a Portfolio enters into swaps, caps, collars or floors will be monitored by the Manager in accordance with procedures adopted by the Fund's Board of Directors. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

     The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the
Portfolio's custodian that satisfies the requirements of the 1940 Act. Each
Portfolio will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Portfolio. The
Manager and the Portfolios believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. The position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.

  Borrowing

     Each of the Portfolios, other than Small Cap Portfolio, may borrow money, but only from banks and for emergency or extraordinary purposes. Small Cap
Portfolio may borrow money, only from banks, to purchase securities and only to the extent that the value of its assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If a Portfolio does borrow, its share price may be subject to greater fluctuation until the borrowing is paid off.

Investment Restrictions and Limitations

     Certain of the Portfolios' investment restrictions and other limitations are described in this SAI. The following are each Portfolio's, other than Asset
Strategy Portfolio, fundamental investment limitations set forth in their entirety, which cannot be changed without shareholder approval. For this purpose, shareholder approval means the approval, at a meeting of Portfolio shareholders, by the lesser of (1) the holders of 67% or more of the Portfolio's shares represented at the meeting, if more than 50% of the Portfolio's outstanding shares are present in person or by proxy or (2) more than 50% of the
Portfolio's outstanding shares.  A Portfolio (other than
Asset Strategy
Portfolio) may not:

    (i) Issue senior securities (except that each Portfolio may borrow money as described below);

   (ii) Purchase or sell physical commodities; however, this policy shall not prevent a Portfolio other than Money Market
Portfolio from purchasing
         and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments;

  (iii) Buy real estate or any nonliquid interests in real estate investment trusts;

   (iv) Make loans, except loans of portfolio securities, and a Portfolio may buy debt securities and other obligations consistent with its goal(s)
         and its other investment policies and restrictions;

    (v) Invest for the purpose of exercising control or management of other companies;

   (vi) Sell securities short (unless, for a Portfolio other than Money Market
         Portfolio, it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that, for a Portfolio other than Money Market Portfolio,
         (1) this policy does not prevent the Portfolio from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments, (2) the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments;

  (vii) Engage in the underwriting of securities, except insofar as it may be deemed an underwriter in selling shares of a Portfolio and except as it may be deemed such in the sale of restricted securities;

 (viii) Except for Small Cap Portfolio (see "Borrowing"), borrow money except from banks as a temporary measure or for extraordinary or emergency purposes and not for investment purposes, and only up to 5% of the value of a Portfolio's total assets; or

   (ix) With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act), if immediately after and as a result of such purchase,
         (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or
         (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer; or, except for Money
Market Portfolio, buy a
         security if more than 25% of its assets would then be invested in securities of companies in any one industry (U.S.
Government securities
         are not included in this restriction); provided, however, that Science and Technology Portfolio may invest more than 25% of its assets in securities of companies in the science and technology industries.

     As additional fundamental policies of Money Market
Portfolio that may not
be changed without shareholder approval, Money Market
Portfolio may not:

    (i)  Engage in arbitrage transactions;

   (ii) Pledge, mortgage or hypothecate assets as security for indebtedness except to secure permitted borrowings; or

  (iii) Buy a security if more than 25% of its assets would then be invested in securities of companies in any one industry (U.S.
Government securities
         and bank obligations and instruments are not included in this restriction).

     The following are fundamental policies of Asset
Strategy Portfolio and may
not be changed without shareholder approval.  Asset Strategy
Portfolio may not:

     (i) With respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the United States government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the
          Portfolio's total assets would be invested in the securities of such issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of such issuer;

    (ii) Issue bonds or any other class of securities preferred over shares of the Portfolio in respect of the Portfolio's assets or earnings, provided that the Portfolio may issue additional classes of shares in accordance with the Fund's Articles of
Incorporation;

   (iii) Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short)
          or purchase securities on margin, except that (1) this policy does not prevent the Portfolio from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments,
(2) the Portfolio may
          obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments;

    (iv) Borrow money, except that the Portfolio may borrow money for emergency or extraordinary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (less liabilities other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation. For purposes of this limitation, "three days" means three days, exclusive of
          Sundays and holidays;

     (v) Underwrite securities issued by others, except to the extent that the
          Portfolio may be deemed to be an underwriter within the meaning of the
          Securities Act of 1933 in the disposition of restricted securities;

    (vi) Purchase the securities of any issuer (other than obligations issued or guaranteed by the United States government or any of its agencies or instrumentalities) if, as a result, more than 25% of the
          Portfolio's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry;

   (vii) Invest in real estate limited partnerships or purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent the Portfolio from purchasing and selling securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent the Portfolio from purchasing interests in pools of real estate mortgage loans);

  (viii) Purchase or sell physical commodities, except that the Portfolio may purchase and sell precious metals for temporary, defensive purposes;
          however, this policy shall not prevent the Portfolio from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments; or

    (ix) Make loans, except (a) by lending portfolio securities provided that no securities loan will be made if, as a result thereof, more than 10%
          of the Portfolio's total assets (taken at current value) would be lent to another party; (b) through the purchase of debt securities and other obligations consistent with its goal and other investment policies and restrictions; and (c) by engaging in repurchase agreements with respect to portfolio securities.

     The following investment restrictions are not fundamental and may be changed by the Fund's Board of Directors without approval of the shareholders of the affected Portfolios:

      (i) At least 65% of each of Bond Portfolio's and Limited-Term Bond
          Portfolio's total assets will be invested during normal market conditions in debt securities, and at least 65% of High Income
          Portfolio's total assets will be invested during normal market conditions to seek a high level of current income.
Bond Portfolio may
          not purchase any securities other than debt securities if, as a result of such purchase, more than 10% of its total assets would be invested in non-debt securities. This 10% limit does not include a non-debt security held as a result of a conversion of a debt security or exercise of a warrant.

    (ii) At least 65% of Small Cap Portfolio's total assets will be invested during normal market conditions in companies whose market
          capitalizations do not exceed $1.5 billion at the time their securities are acquired by the Portfolio.

   (iii) At least 25% of Balanced Portfolio's total assets will be invested during normal market conditions in fixed-income senior securities.

    (iv) At least 80% of International Portfolio's assets will be invested during normal market conditions in foreign securities. International
          Portfolio may not purchase a foreign security if, as a result of such purchase, more than 75% of its assets would be invested in issuers of that foreign country. International Portfolio currently intends to have at least 65% of its assets invested in issuers of at least three different foreign countries and may not invest more than 25% of its assets in securities issued by the government of any one foreign country.

     (v)  Each of Balanced Portfolio, Growth Portfolio,
Income Portfolio,
          International Portfolio, Limited-Term Bond
Portfolio, Science and
          Technology Portfolio and Small Cap Portfolio does not currently intend to invest in non-investment grade debt securities if, as a result of such investment, more than 5% of its assets would consist of such investments. Asset Strategy Portfolio may not invest more than 35% of its total assets in non-investment grade debt securities.

    (vi) Money Market Portfolio may not purchase the securities of any one issuer (other than U.S. Government securities) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of any one issuer, as determined in accordance with Rule
          2a-7. Money Market Portfolio may not invest more than 5% of its total assets in securities rated in the second highest rating category by the requisite rating organization(s) or comparable unrated securities, with investments in such securities of any one issuer (except U.S.
          Government securities) limited to the greater of 1% of the Portfolio's assets or $1,000,000, as determined in accordance with Rule 2a-7.

   (vii) High Income Portfolio may not purchase a common stock if, as a result, more than 20% of its total assets would be invested in common stocks.
          This 20% limit includes common stocks acquired on conversion of convertible securities, on exercise of warrants or call options or in any other voluntary manner. The Portfolio does not currently intend to invest more than 10% of its total assets in non-dividend-paying common stocks.

  (viii) Subject to the diversification requirements of Rule 2a-7, Money Market
          Portfolio may invest up to 10% of its total assets in Canadian
          Government obligations. Money Market Portfolio may not invest more than 25% of its assets in a combination of Canadian Government obligations and foreign bank obligations.

    (ix) Asset Strategy Portfolio currently intends to limit its investments in foreign securities, under normal market
conditions, to no more than
          50% of its total assets and to limit its investments in obligations of any single foreign government to less than 25% of its total assets.

     (x)  Each of Bond Portfolio, Growth Portfolio, High
Income Portfolio,
          Income Portfolio, Science and Technology Portfolio and Small Cap
          Portfolio may not invest more than 20% of its total assets in foreign securities.

    (xi) Each Portfolio may not purchase a security if, as a result, more than
          10% (15% for Asset Strategy Portfolio) of its net assets would consist of illiquid investments.

   (xii)  Each of Balanced Portfolio, International
Portfolio and Science and
          Technology Portfolio may invest up to 10% of its total assets in shares of investment companies that do not redeem their shares if the
          Portfolio buys these shares in a regular transaction in the open market or acquires them as part of a
reorganization, consolidation or
          merger; however, these Portfolios do not currently intend to invest more than 5% of their respective assets in such securities. Asset
          Strategy Portfolio does not currently intend to purchase shares of investment companies that do not redeem their shares except in a regular transaction in the open market and if, as a result, no more than 10% of its total assets would be invested in such shares. Asset
          Strategy Portfolio does not currently intend to purchase shares of open-end investment companies.

  (xiii)  Each of Asset Strategy Portfolio, International
Portfolio and Limited-
          Term Bond Portfolio does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof)
          if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. This restriction does not apply to any obligations issued or guaranteed by the U.S. government or a state or local government authority, or their respective instrumentalities, or to collateralized mortgage obligations, other mortgage-related securities, asset-backed securities, indexed securities or OTC derivative instruments.

   (xiv) A Portfolio may not participate on a joint, or a joint and several, basis in any trading account in any securities
(but this does not
          prohibit the "bunching" of orders for the sale or purchase of
          Portfolio securities with any other Portfolio or with other advisory accounts of the Manager or any of its affiliates to reduce brokerage commissions or otherwise to achieve best execution);

    (xv) Asset Strategy Portfolio does not currently intend to lend assets other than securities to other parties, except by acquiring loans, loan participations, or other forms of direct debt instruments. This limitation does not apply to purchases of debt securities or to repurchase agreements;

   (xvi) Asset Strategy Portfolio does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

     An investment policy or limitation that states a maximum percentage of a
Portfolio's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, the Portfolio's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment policies and limitations.

Portfolio Turnover

     A Portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A
Portfolio's turnover rate may
vary greatly from year to year as well as within a particular year.

     The portfolio turnover rates for the fiscal years ended
December 31, 1998
and December 31, 1997 for each of the Portfolios then in existence were as follows:

                                   1998           1997
                                   ----           ----

Asset Strategy Portfolio          189.02%        222.50%
Balanced Portfolio                 54.62          55.66
Bond Portfolio                     32.75          36.81
Growth Portfolio                   75.58         162.41
High Income Portfolio              63.64          65.28
Income Portfolio                   62.84          36.61
International Portfolio            88.84         117.37
Limited-Term Bond Portfolio        47.11          35.62
Money Market Portfolio              0.00           0.00
Science and Technology Portfolio   64.72          15.63
Small Cap Portfolio               177.32         211.46

     The high portfolio turnover rate for Growth Portfolio and Small Cap
Portfolio was due to the active management of each portfolio and the volatility of the stock market during this period. A high turnover rate will increase transaction costs and commission costs that will be borne by the Fund and may generate taxable income or loss. Because short-term securities are generally excluded from computation of the turnover rate, a rate is not computed for Money
Market Portfolio.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

The Management Agreement

     The Fund has an Investment Management Agreement (the
"Management
Agreement") with Waddell & Reed, Inc. On January 8, 1992, subject to the authority of the Fund's Board of Directors, Waddell & Reed,
Inc. assigned the
Management Agreement and all related investment management duties (and related professional staff) to the Manager, a wholly owned subsidiary of Waddell & Reed,
Inc. Under the Management Agreement, the Manager is employed to supervise the investments of each Portfolio and provide investment advice to each Portfolio.
The address of the Manager and Waddell & Reed, Inc. is 6300
Lamar Avenue, P. O.
Box 29217, Shawnee Mission, Kansas  66201-9217.  Waddell &
Reed, Inc. is the
Fund's distributor.

     The Management Agreement permits Waddell & Reed, Inc.
or an affiliate of
Waddell & Reed, Inc. to enter into a separate agreement for accounting services
("Accounting Services Agreement") with the Fund.  The
Management Agreement
contains detailed provisions as to the matters to be considered by the Fund's
Directors prior to approving any Accounting Services
Agreement.

Waddell & Reed Financial, Inc.

     The Manager is a wholly owned subsidiary of Waddell &
Reed, Inc.  Waddell &
Reed, Inc. is a wholly owned subsidiary of Waddell & Reed
Financial Services,
Inc., a holding company. Waddell & Reed Financial Services, Inc. is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company.
The address of these companies is 6300 Lamar Avenue, P.O.
Box 29217, Shawnee
Mission, KS 66201-9217.

     Waddell & Reed, Inc. and its predecessors served as investment manager to the Fund and to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the company's inception date, whichever was later, until January 8, 1992, when it assigned its duties as investment manager for these funds (and the related professional staff) to the Manager. The Manager has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992 and
United Asset Strategy Fund, Inc. since it began operations in March 1995.
Waddell & Reed, Inc. serves as distributor for Policies for which the Fund is the underlying investment vehicle and as underwriter for the investment companies in the United Group of Mutual Funds and Waddell & Reed Funds, Inc.

Accounting Services

     Under the Accounting Services Agreement entered into between the Fund and
Waddell & Reed Services Company (the "Agent"), a subsidiary of Waddell & Reed,
Inc., the Agent provides the Fund with bookkeeping and accounting services and assistance including maintenance of the Fund's records, pricing of the
Portfolios' shares, and preparation of prospectuses, proxy statements and certain reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Fund's Board of Directors without shareholder approval.

Payments by the Fund for Management and Accounting Services

     Under the Management Agreement, for the Manager's management services, the
Fund pays the Manager a fee as described in the Prospectus.
Prior to the above-
described assignment from Waddell & Reed, Inc. to the Manager, all fees were paid to Waddell & Reed, Inc. The management fees paid to the Manager, during the last three fiscal years for each Portfolio then in existence were as follows:

                                    Periods ended December
31,
                                  --------------------------
--
                                      1998      1997
1996
                                      ----      ----      --
--

Asset Strategy Portfolio        $   91,048$   71,899$
59,397
Balanced Portfolio                 471,708   324,830
194,884
Bond Portfolio                     547,604   491,520
469,708
Growth Portfolio                 4,903,762 4,150,034
3,238,802
High Income Portfolio              801,018   690,862
590,009
Income Portfolio                 5,015,935 3,955,628
2,772,236
International Portfolio          1,168,796   799,824
513,923
Limited-Term Bond Portfolio         22,936    21,919
18,112
Money Market Portfolio             223,299   192,321
181,734
Science and Technology Portfolio*  126,390    27,836
Small Cap Portfolio              1,395,302 1,018,984
689,578

* Science and Technology Portfolio began operations April 4,
1997.

     The Fund accrues and pays this fee daily.

     Under the Accounting Services Agreement, the Fund pays
Waddell & Reed
Services Company a fee for accounting services as described in the Prospectus.
Fees paid to the Agent for the last three fiscal years for each Portfolio then in existence were as follows:

                                    Periods ended December
31,
                                  --------------------------
--
                                      1998      1997
1996
                                      ----      ----      --
--

Asset Strategy Portfolio           $ 9,167   $   ---   $   -
--
Balanced Portfolio                  30,000    25,833
19,167
Bond Portfolio                      40,000    30,000
30,000
Growth Portfolio                    72,500    67,500
60,000
High Income Portfolio               40,000    38,333
30,000
Income Portfolio                    72,500    65,833
59,167
International Portfolio             40,000    35,833
30,000
Limited-Term Bond Portfolio            ---       ---       -
--
Money Market Portfolio              23,333    20,000
20,000
Science and Technology Portfolio*   11,667       ---
Small Cap Portfolio                 40,000    38,333
30,000

* Science and Technology Portfolio began operations April 4,
1997.

     Since the Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, the Manager and Waddell & Reed Services Company, respectively, pay all of their own expenses in providing these services. Waddell & Reed, Inc. and affiliates pay the Fund's
Directors and officers who are affiliated with the Manager and Waddell & Reed,
Inc. The Fund pays the fees and expenses of the Fund's other Directors. The
Fund pays all of its other expenses. These include the costs of printing and mailing materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, fees payable under securities laws and to the Investment Company Institute, cost of processing and maintaining shareholder records, cost of systems or services used to price
Portfolio securities and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

  Service Plan

     Under a Service Plan (the "Plan") adopted by the Fund pursuant to Rule 12b-
1 under the 1940 Act, each Portfolio may pay Waddell & Reed, Inc. a fee not to exceed .25% of the Portfolio's average annual net assets, paid monthly, to compensate Waddell & Reed, Inc. for its costs and expenses in connection with the provision of personal services to Policyowners and/or maintenance of
Policyowner accounts.

     The Plan permits Waddell & Reed, Inc. to be compensated for amounts it expends in compensating, training and supporting registered account representatives, sales managers and/or other appropriate personnel in providing personal services to Policyowners and/or maintaining Policyowner accounts;
increasing services provided to Policyowners by office personnel; engaging in other activities useful in providing personal service to Policyowners and/or maintenance of Policyowner accounts; and in compensating broker-dealers who may regularly sell Policies, and other third parties, for providing shareholder services and/or maintaining Policyowner accounts.

     The only Directors or interested persons, as defined in the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of the Plan are the officers and Directors who are also officers of either Waddell
& Reed, Inc. or its affiliate(s) or who are shareholders of Waddell & Reed
Financial, Inc., the indirect parent company of Waddell & Reed, Inc. The Plan is anticipated to benefit the Fund and the Policyholders through Waddell & Reed,
Inc.'s activities to provide personal services to the Policyholders and thereby promote the maintenance of their accounts with the Fund.
The Fund anticipates
that Policyholders may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of the Fund through reduced redemptions and reducing a Policyholder's share of Fund and Portfolio expenses. In addition, the Fund anticipates that the revenues from the Plan will provide
Waddell & Reed, Inc. with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and Policyholders.

     The Plan was approved by the Fund's Board of Directors, including the
Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan (hereafter, the "Plan Directors"). The Plan was also approved as to each Portfolio by the shareholders of the Portfolio.

     Among other things, the Plan provides that (i) Waddell & Reed, Inc. will provide to the Directors of the Fund at least quarterly, and the Directors will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (ii) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (iii) amounts to be paid by a Portfolio under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding shares of the Portfolio, and (iv) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors will be committed to the discretion of the Plan Directors.
During the fiscal year ended December 31, 1998, each Portfolio paid the following amount under the Plan:

     Asset Strategy Portfolio             $ 10,564
     Balanced Portfolio                     70,517
     Bond Portfolio                         91,435
     Growth Portfolio                      596,938
     High Income Portfolio                 100,812
     Income Portfolio                      613,994
     International Portfolio               124,954
     Limited-Term Bond Portfolio             3,439
     Money Market Portfolio                 42,893
     Science and Technology Portfolio       20,058
     Small Cap Portfolio                   135,569

Custodial and Auditing Services

     The Custodian for each Portfolio is UMB Bank, n.a.,
Kansas City, Missouri.
In general, the Custodian is responsible for holding the Portfolios' cash and securities. Deloitte & Touche LLP, Kansas City, Missouri, the Fund's independent auditors, audits the Fund's annual financial statements.

                                NET ASSET VALUE

     The net asset value of one of the shares of a Portfolio is the value of the
Portfolio's assets, less liabilities, divided by the total number of shares outstanding. For example, if on a particular day a Portfolio owned securities worth $100 and held cash of $15, the total value of the assets would be $115.
If it had a liability of $5, the net asset value would be $110 ($115 minus $5).
If it had 11 shares outstanding, the net asset value of one share would be $10
($110 divided by 11).

     The net asset value per share of each Portfolio is computed on each day that the New York Stock Exchange ("NYSE") is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any other securities or commodities exchange on which an option or future held by a Portfolio is traded. The NYSE ordinarily closes at 4:00 p.m. Eastern time. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day,
Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day and
Christmas Day. However, it is possible that the NYSE may close on other days.
The net asset value will change every business day, since the value of the assets and the number of shares outstanding change every business day.

     Under Rule 2a-7, Money Market Portfolio uses the "amortized cost method" for valuing its portfolio securities provided it meets certain conditions. As a general matter, the primary conditions imposed under Rule 2a-7 relating to the
Portfolio's investments are that the Portfolio must: (i) not maintain a dollar-weighted average portfolio maturity in excess of 90 days;
(ii) limit its
investments, including repurchase agreements, to those instruments which are
U.S. dollar denominated and which the Fund's Board of Directors determines present minimal credit risks and which are rated in one of the two highest rating categories by the requisite NRSRO(s), as defined in Rule 2a-7; or, in the case of any instrument that is not rated, of comparable quality as determined under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors; (iii) limit its investments in the securities of any one issuer (except U.S. Government securities) to no more than 5% of its assets; (iv) limit its investments in securities rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities to no more than 5% of its assets; (v) limit its investments in the securities of any one issuer which are rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities to the greater of 1% of its assets or $1,000,000; and (vi) limit its investments to securities with a remaining maturity of not more than 397 days. Rule 2a-7 sets forth the method by which the maturity of a security is determined. The amortized cost method involves valuing an instrument at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium, and does not reflect the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses.

     While the amortized cost method provides some degree of certainty in valuation, there may be periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield on the Portfolio's shares may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments and changing its dividends based on these changing prices. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio's shares would be able to obtain a somewhat higher yield than would result from investment in such a fund, and existing investors in the Portfolio's shares would receive less investment income. The converse would apply in a period of rising interest rates.

     Under Rule 2a-7, the Fund's Board of Directors must establish procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures must include review of the portfolio holdings by the Board of
Directors at such intervals as it may deem appropriate and at such intervals as are reasonable in light of current market conditions to determine whether the
Portfolio's net asset value calculated by using available market quotations (see below) deviates from the per share value based on amortized cost.

     For the purpose of determining whether there is any deviation between the value of the Portfolio based on amortized cost and that determined on the basis of available market quotations, if there are readily available market quotations, investments are valued at the mean between the bid and asked prices.
If such market quotations are not available, the investments will be valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of
Directors, including being valued at prices based on market quotations for investments of similar type, yield and duration.

     Under Rule 2a-7, if the extent of any deviation between the net asset value per share based upon available market quotations and the net asset value per share based on amortized cost exceeds one-half of 1%, the Board of Directors must promptly consider what action, if any, will be initiated. When the Board of Directors believes that the extent of any deviation may result in material dilution or other unfair results, it is required to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Such actions could include the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital or capital gains, redemptions of shares in kind, or establishing a net asset value per share using available market quotations.

     The portfolio securities of the Portfolios (other than Money Market
Portfolio) that are listed or traded on U.S. or foreign stock exchanges are valued at the last sales price on that day or, lacking any sales on such day, at the mean of the last bid and asked prices available. In cases where securities or other instruments are traded on more than one exchange, such securities or other instruments generally are valued on the exchange designated by the Manager
(under procedures established by and under the general supervision and responsibility of the Board of Directors) as the primary market. Securities traded in the OTC market are valued at the mean of the last bid and asked prices.

     Bonds, other than convertible bonds, are valued using a pricing system provided by a major dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities held by the Portfolios (other than Money Market Portfolio) are valued at amortized cost. When market quotations for options and futures positions and non-exchange traded foreign securities held by a Portfolio are readily available, those positions and securities will be valued based upon such quotations. Market quotations generally will not be available for options traded in the OTC market. Warrants and rights to purchase securities are valued at market value. When market quotations are not readily available, securities, options, futures and other assets are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors.

     When a Portfolio writes a call or a put option, an amount equal to the premium received is included in that Portfolio's Statement of Assets and
Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is "marked-to-market" to reflect the current market value of the option. If an option a Portfolio wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium that the Portfolio received. If an option written by a Portfolio expires, it has a gain in the amount of the premium; if it enters into a closing transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

     All securities and other assets quoted in foreign currency and forward currency contracts are valued weekly in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Portfolio's Custodian. Foreign currency exchange rates are generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events will not be reflected in a computation of the Portfolio's net asset value. If events materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors.
The foreign currency exchange transactions of a Portfolio conducted on a spot basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate by an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

     Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Fund's Board of Directors. They are accounted for in the same manner as exchange-listed puts.

                             DIRECTORS AND OFFICERS

     The day-to-day affairs of the Fund are handled by outside organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Fund and for overseeing overall performance of the selected experts. It has the benefit of advice and reports from independent counsel and independent auditors.
The majority of the
Directors are not affiliated with Waddell & Reed, Inc.

     The principal occupation of each Director and officer during at least the past five years is given below. Each of the persons listed through and including Mr. Vogel is a member of the Fund's Board of Directors. The other persons are officers but not Board members. For purposes of this section, the term "Fund Complex" includes the Fund, each of the funds in the United Group of
Mutual Funds and Waddell & Reed Funds, Inc. Each of the Fund's Directors is also a Director of each of the funds in the Fund Complex and each of the Fund's officers is also an officer of one or more of the funds in the Fund Complex.

KEITH A. TUCKER*
     Chairman of the Board of Directors of the Fund and each of the other funds in the Fund Complex; Chairman of the Board of Directors, Chief Executive
Officer, Principal Financial Officer and Director of Waddell
& Reed Financial,
Inc.; President, Chairman of the Board of Directors and Chief Executive Officer of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors of Waddell & Reed Investment Management Company ("WRIMCO"), Waddell & Reed, Inc.
and Waddell & Reed Services Company; formerly, President of the Fund and each of the other funds in the Fund Complex; formerly, Chairman of the Board of
Directors of Waddell & Reed Asset Management Company, a former affiliate of
Waddell & Reed Financial, Inc.  Date of birth:  February 11,
1945.

JAMES M. CONCANNON
950 Docking Road
Topeka, Kansas  66615
     Dean and Professor of Law, Washburn University School of Law; Director,
AmVestors CBO II Inc.  Date of birth:  October 2, 1947.

JOHN A. DILLINGHAM
4040 Northwest Claymont Drive
Kansas City, Missouri  64116
     President, JoDill Corp., an agricultural company;
President and Director of
Dillingham Enterprises Inc.; formerly, Director and consultant, McDougal
Construction Company; formerly, Instructor at Central
Missouri State University;
formerly, Member of the Board of Police Commissioners, Kansas City, Missouri;
formerly, Senior Vice President-Sales and Marketing, Garney
Companies, Inc., a
specialty utility contractor. Date of birth: January 9, 1939.

DAVID P. GARDNER
525 Middlefield Road, Suite 200
Menlo Park, California 94025
     President of Hewlett Foundation and Chairman of George
S. and Delores Dori
Eccles Foundation. Director of First Security Corp., a bank holding company, and Director of Fluor Corp., a company with interests in coal. Date of birth:
March 24, 1933.

LINDA K. GRAVES*
1 South West Cedar Crest Road
Topeka, Kansas  66606
     First Lady of Kansas. Partner, Levy and Craig, P.C., a law firm. Date of birth: July 29, 1953.

JOSEPH HARROZ, JR.
125 South Creekdale Drive
Norman, Oklahoma 73072
     General Counsel of the Board of Regents and Adjunct
Professor of Law at the
University of Oklahoma College of Law; formerly, Vice
President for Executive
Affairs of the University of Oklahoma; formerly, an Attorney with Crowe &
Dunlevy, a law firm.  Date of birth:  January 17, 1967.

JOHN F. HAYES
20 West 2nd Avenue
P. O. Box 2977
Hutchinson, Kansas  67504-2977
     Director of Central Bank and Trust; Director of Central
Financial
Corporation; Director of Central Properties, Inc.; Chairman of the Board of
Directors, Gilliland & Hayes, P.A., a law firm. Date of birth: December 11,
1919.

ROBERT L. HECHLER*
     President and Principal Financial Officer of the Fund and each of the other funds in the Fund Complex; Executive Vice President, Chief Operating Officer and
Director of Waddell & Reed Financial, Inc.; Vice President,
Chief Operating
Officer, Director and Treasurer of Waddell & Reed Financial
Services, Inc.;
Executive Vice President, Principal Financial Officer,
Director and Treasurer of
WRIMCO; President, Chief Executive Officer, Principal
Financial Officer,
Director and Treasurer of Waddell & Reed, Inc.; President,
Director and
Treasurer of Waddell & Reed Services Company; formerly, Vice
President of the
Fund and each of the other funds in the Fund Complex;
formerly, Director and
Treasurer of Waddell & Reed Asset Management Company, a former affiliate of
Waddell & Reed Financial, Inc.  Date of birth:  November 12,
1936.

HENRY J. HERRMANN*
     Vice President of the Fund and each of the other funds in the Fund Complex;
President, Chief Investment Officer, Treasurer and Director of Waddell & Reed
Financial, Inc.; Vice President, Chief Investment Officer and Director of
Waddell & Reed Financial Services, Inc.; Director of Waddell
& Reed, Inc.;
President, Chief Executive Officer, Chief Investment Officer and Director of
WRIMCO; formerly, President, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Asset Management Company, a former affiliate of
Waddell & Reed Financial, Inc.  Date of birth:  December 8,
1942.

GLENDON E. JOHNSON
13635 Deering Bay Drive
Unit 284
Miami, Florida  33158
     Retired; formerly, Director and Chief Executive Officer of John Alden
Financial Corporation and subsidiaries.  Date of birth:
February 19, 1924.

WILLIAM T. MORGAN*
928 Glorietta Blvd.
Coronado, California  92118
     Retired; formerly, Chairman of the Board of Directors and President of the
Fund and each fund in the Fund Complex then in existence.
(Mr. Morgan retired
as Chairman of the Board of Directors and President of the funds in the Fund
Complex then in existence on April 30, 1993); formerly, President, Director and
Chief Executive Officer of WRIMCO and Waddell & Reed, Inc.;
formerly, Chairman
of the Board of Directors of Waddell & Reed Services
Company.  Date of birth:
April 27, 1928.

RONALD C. REIMER
2601 Verona Road
Mission Hills, Kansas  66208
     Retired.  Co-founder and teacher at Servant Leadership
School of Kansas
City; Director of Network Rehabilitation Services; formerly,
Employment
Counselor and Director of McCue-Parker Center. Date of birth: August 3, 1934.

FRANK J. ROSS, JR.*
700 West 47th Street
Kansas City, Missouri  64112
     Shareholder, Polsinelli, White, Vardeman & Shalton, a law firm. Date of birth: April 9, 1953.

ELEANOR B. SCHWARTZ
5100 Rockhill Road
Kansas City, Missouri  64113
     Professor of Business Administration, University of
Missouri-Kansas City;
formerly, Chancellor, University of Missouri-Kansas City.
Date of birth:
January 1, 1937.

FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin  53217
     Retired.  Date of birth:  August 7, 1935.

Helge K. Lee
     Vice President, Secretary and General Counsel of the
Fund and each of the
other funds in the Fund Complex; Secretary and General
Counsel of Waddell & Reed
Financial, Inc.; Vice President, Secretary, General Counsel and Director of
Waddell & Reed Financial Services, Inc.; Senior Vice
President, Secretary and
General Counsel of WRIMCO and Waddell & Reed, Inc.; Senior
Vice President,
Secretary, General Counsel and Director of Waddell & Reed
Services Company;
formerly, Executive Vice President, Secretary and Chief
Compliance Officer of
LGT Asset Management, Inc. and affiliates; formerly, Senior
Vice President,
General Counsel and Secretary of Strong Capital Management,
Inc. and affiliates.
Date of birth:  March 30, 1946.

Theodore W. Howard
     Vice President, Treasurer and Principal Accounting
Officer of the Fund and
each of the other funds in the Fund Complex; Vice President of Waddell & Reed
Services Company.  Date of birth:  July 18, 1942.

Michael L. Avery
     Vice President of the Fund and three other funds in the Fund Complex;
Senior Vice President of the Manager; formerly, Vice
President of, and the
Director of Research for, Waddell & Reed Asset Management
Company.  Date of
birth:  September 15, 1953.

James C. Cusser
     Vice President of the Fund and two other funds in the Fund Complex; Vice
President of the Manager; formerly, Vice President of Kidder
Peabody & Company.
Date of birth:  May 30, 1949.

Abel Garcia
     Vice President of the Fund and two other funds in the Fund Complex; Senior
Vice President of the Manager; formerly, Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Date of birth: April 28,
1949.

Thomas A. Mengel
     Vice President of the Fund and two other funds in the Fund Complex; Vice
President of the Manager; formerly, President of Sal.
Oppenheim jr. & Cie.
Securities, Inc.  Date of birth:  April 13, 1957.

William M. Nelson
     Vice President of the Fund and Vice President of the Manager. Date of birth: May 18, 1960.

Cynthia P. Prince-Fox
     Vice President of the Fund and two other funds in the Fund Complex; Vice
President of the Manager; formerly, Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Date of birth: January 11, 1959.

Philip J. Sanders
     Vice President of the Fund and Vice President of the Manager; formerly Lead
Manager with Tradestreet Investment Associates. Date of birth: October 30,
1959.

Grant P. Sarris
     Vice President of the Fund and one other Fund in the Fund Complex and Vice
President of the Manager.  Date of birth:  September 14,
1966.

Mark G. Seferovich
Vice President of the Fund and one other Fund in the Fund
Complex and Senior
Vice President of the Manager; formerly, Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Date of birth: April 6,
1947.

W. Patrick Sterner
     Vice President of the Fund and one other fund in the Fund Complex; Vice
President of the Manager; formerly, Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Date of birth: January 11, 1949.

Mira Stevovich
     Vice President and Assistant Treasurer of the Fund and other funds in the
Fund Complex; Vice President of the Manager.  Date of birth:
July 30, 1953.

Russell E. Thompson
     Vice President of the Fund and two other funds in the Fund Complex; Senior
Vice President of the Manager; formerly, Senior Vice
President of, and a
portfolio manager for, Waddell and Reed Asset Management
Company.  Date of
birth:  March 3, 1940.

Daniel J. Vrabac
     Vice President of the Fund and two other funds in the Fund Complex; Vice
President of the Manager; formerly, Vice President of, and a portfolio manager for, Waddell & Reed Asset Management company. Date of birth: July 24, 1954.

James D. Wineland
     Vice President of the Fund and two other funds in the Fund Complex; Senior
Vice President of the Manager; formerly, Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Date of birth: September
25, 1951.

     The address of each person is 6300 Lamar Avenue, P. O.
Box 29217, Shawnee
Mission, Kansas 66201-9217 unless a different address is given.

     The Directors who may be deemed to be "interested persons", as defined in the 1940 Act, are indicated as such by an asterisk.

     As of January 31, 1999, the Directors and officers as a group owned less than 1% of the shares of any Portfolio.

     The Board of Directors has created an honorary position of Director
Emeritus, which position a Director may elect after resignation from the Board of Directors provided the Director has attained the age of 70 and has served as a Director of the Funds for a total of at least five years. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but has no authority or responsibility with respect to management of the Fund. Messrs. Henry L.
Bellmon, Jay B. Dillingham, Doyle Patterson, Ronald K. Richey and Paul S. Wise retired as Directors of the Fund and of each of the Funds in the Fund Complex and elected a position as Director Emeritus.

     The Fund, the Funds in the United Group of Mutual Funds and Waddell & Reed
Funds, Inc. pay to each Director a total of $48,000 per year, plus $2,500 for each meeting of the Board of Directors attended plus reimbursement of expenses of attending such meeting and $500 for each committee meeting attended which is not in conjunction with a Board of Directors meeting, other than Directors who are affiliates of Waddell & Reed, Inc. The fees are divided among the
Portfolios, the funds in the United Group and the series of Waddell & Reed
Funds, Inc. based on their relative net asset size. During the Fund's fiscal year ended December 31, 1998, the Fund's Directors received the following fees for service as a director:

                               COMPENSATION TABLE


Total
                         Aggregate
Compensation
                        Compensation                   From
Fund
                            From                        and
Fund
Director                    Fund
Complex*
--------                ------------                  ------
------
Robert L. Hechler         $    0                       $
0
Henry J. Herrmann              0
0
Keith A. Tucker                0
0
James M. Concannon         5,334
57,500
John A. Dillingham         5,334
57,500
David P. Gardner           1,379
14,500
Linda K. Graves            5,334
57,500
Joseph Harroz, Jr.         1,161
12,000
John F. Hayes              5,334
57,500
Glendon E. Johnson         5,244
56,500
William T. Morgan          5,334
57,500
Ronald C. Reimer           1,161
12,000
Frank J. Ross, Jr.         5,334
57,500
Eleanor B. Schwartz        5,334
57,500
Frederick Vogel III        5,334
57,500

*No pension or retirement benefits have been accrued as a part of Fund expenses.

     Mr. Gardner was elected as a Director on August 19, 1998. Messrs. Harroz,
Hechler, Herrmann and Reimer were elected as Directors on November 18, 1998.
The officers are paid by the Manager or its affiliates.

                           PURCHASES AND REDEMPTIONS

     The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and the number of surrender and transfer requests to be effected on any day according to the terms of the
Policies. Shares of a Portfolio are sold at their net asset value per share.
No sales charge is paid by the Participating Insurance Company for purchase of shares. Redemptions will be made at the net asset value per share of the
Portfolio. Payment is generally made within seven days after receipt of a proper request to redeem. The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period if any of the following conditions exist: (i) the NYSE is closed other than customary weekend and holiday closings or trading on the NYSE is restricted;
(ii) the SEC has
determined that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) the SEC has permitted suspension of the right of redemption of shares for the protection of the shareholders of the Fund; or
(iv) applicable laws and regulations otherwise permit the Fund to suspend payment on the redemption of shares. Redemptions are ordinarily made in cash but under extraordinary conditions the Fund's Board of Directors may determine that the making of cash payments is undesirable. In such case, redemption payments may be made in Portfolio securities. The redeeming shareholders would incur brokerage costs in selling such securities. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder.

     Should any conflict between Policyowners arise which would require that a substantial amount of net assets be withdrawn from a Portfolio, orderly portfolio management could be disrupted to the potential detriment of
Policyowners. The Fund need not accept any purchase order and it may discontinue offering the shares of any Portfolio.

                           SHAREHOLDER COMMUNICATIONS

     Policyowners will receive from the Participating
Insurance Companies
financial statements of the Fund as required under the 1940
Act.  Each report
shows the investments owned by the Portfolio and the market values thereof and provides other information about the Fund and its operations.

                                     TAXES

General

     Shares of the Portfolios are offered only to insurance company separate accounts that fund Policies. See the applicable Policy prospectus for a discussion of the special taxation of insurance companies with respect to such accounts and of the Policy holders.

     Each Portfolio is treated as a separate corporation for Federal income tax purposes. Each Portfolio has qualified for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the
"Code"), so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net taxable investment income, net short-term capital gain and, for each Portfolio other than Money Market Portfolio and Limited-Term Bond Portfolio, net gains from certain foreign currency transactions) that is distributed to its shareholders.
To continue to qualify as a RIC, a Portfolio must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income ("Distribution Requirement"), and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities ("50% Diversification Requirement"); and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S.
Government securities or the securities of other RICs) of any one issuer.

     Each Portfolio intends to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on the assets of each separate account -- and, because section
817(h) and those regulations treat the assets of each Portfolio as assets of the related separate account, of each Portfolio -- that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of a Portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than
55% of the value of the account's total assets are cash and cash items, government securities and securities of other RICs. Failure of a Portfolio to satisfy the section 817(h) requirements would result in taxation of the
Participating Insurance Companies and treatment of the Policyowners other than as described in the prospectuses for the Policies. If any Portfolio failed to qualify for treatment as a regulated investment company for any taxable year,
(1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (2) the shareholders would treat all those distributions, including distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), as dividends (that is, ordinary income) to the extent of the Portfolio's earnings and profits, and (3) most importantly, each insurance company separate account invested therein would fail to satisfy the diversification requirements of Code section 817(h), with
the result that the variable annuity contracts supported by that account would no longer be eligible for tax deferral. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for regulated investment company treatment.

     Dividends and distributions declared by a Portfolio in October, November or
December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if they are paid by the Portfolio during the following January.

     Each Portfolio will be subject to a nondeductible 4% excise tax ("Excise
Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. It is the Portfolio's policy to make sufficient distributions each year to avoid imposition of the Excise Tax. The Code permits a Portfolio to defer into the next calendar year net capital losses incurred between
November 1 and the end of the current calendar year.

Income from Foreign Securities

     Dividends and interest received, and gains realized, by a Portfolio (other than the Limited-Term Bond Portfolio) may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     Each Portfolio (other than Money Market Portfolio and
Limited-Term Bond
Portfolio) may invest in the stock of "passive foreign investment companies"
("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Portfolio is a U.S. shareholder--that, in general, meets either of the following tests: (i) at least 75% of its gross income is passive or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Portfolio will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock
(collectively "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

     If a Portfolio invests in a PFIC and elects to treat the PFIC as a
"qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which probably would have to be distributed by the Portfolio to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax -- even if those earnings and gain were not distributed to the Portfolio by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     The Portfolio may elect to "mark to market" its stock in any PFIC.
"Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Portfolio's adjusted basis therein as of the end of that year. Pursuant to the election, the Portfolio also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the
Portfolio for prior taxable years. The Portfolio's adjusted basis in each
PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.
Regulations proposed in 1992 provided a similar election with respect to the stock of certain PFICs.

Foreign Currency Gains and Losses

     Gains or losses (i) from the disposition of foreign currencies, (ii) from the disposition of debt securities denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition, and (iii) that are attributable to fluctuations in exchange rates that occur between the time a
Portfolio accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the
Portfolio actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders.

Income from Options, Futures and Forward Currency Contracts and Foreign
Currencies

     The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves Complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a
Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the
Income Requirement.

     Any income a Portfolio earns from writing options is taxed as short-term capital gains. If a Portfolio enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by a Portfolio lapses without being exercised, the premium it receives also will be a short-term capital gain. If such an option is exercised and the Portfolio thus sells the securities subject to the option, the premium the Portfolio receives will be added to the exercise price to determine the gain or loss on the sale.

     Certain options, futures contracts and forward currency contracts in which a Portfolio may invest will be "section 1256 contracts."
Section 1256 contracts
held by a Portfolio at the end of its taxable year, other than contracts subject to a "mixed straddle" election made by the Portfolio, are "marked-to-market"
(that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of section 1256 contracts, are treated as long-term capital gain or loss, and the balance is treated as short-term capital gain or loss. That 60% portion will qualify for the 20% (10% for taxpayers in the 15% marginal tax bracket) maximum tax rate on net capital gains enacted by the
Taxpayer Relief Act of 1997. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax and other purposes. A Portfolio may need to distribute any mark-to-market gains to its shareholders to satisfy the
Distribution Requirement and/or avoid imposition of the Excise Tax, even though it may not have closed the transactions and received cash to pay the distributions.

     Code section 1092 (dealing with straddles) may also affect the taxation of options and futures contracts in which a Portfolio may invest. That section defines a "straddle" as offsetting positions with respect to personal property;
for these purposes, options and futures contracts are personal property.
Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. The regulations under section 1092 also provide certain "wash sale" rules, that apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Portfolio makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to a Portfolio are not entirely clear.

     If a Portfolio has an "appreciated financial position"
-- generally, an
interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than
"straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time.
A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract entered into by a
Portfolio or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

Zero Coupon and Payment-in-Kind Securities

     As the holder of zero coupon or other securities issued with original issue discount ("OID"), a Portfolio must include in its income the OID that accrues on the securities during the taxable year, even if the Portfolio receives no corresponding payment on the securities during the year. Similarly, a Portfolio must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because each Portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, in order to satisfy the Distribution
Requirement and to avoid imposition of the Excise Tax, a Portfolio may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Portfolio's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Portfolio may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

                          DIVIDENDS AND DISTRIBUTIONS

     It is the Fund's intention to distribute substantially all the net investment income, if any, of each Portfolio. For dividend purposes, net investment income of each Portfolio, other than Money Market Portfolio, will consist of all payments of dividends or interest received by such Portfolio less the estimated expenses of such Portfolio. Money Market Portfolio's net investment income for dividend purposes consists of all interest income accrued on the Portfolio, plus or minus realized gains or losses on portfolio securities, less the Portfolio's expenses.

     Dividends on Money Market Portfolio are declared and reinvested daily in additional full and fractional shares. Dividends from investment income of
Growth Portfolio, Bond Portfolio, High Income Portfolio,
Income Portfolio,
International Portfolio, Small Cap Portfolio, Balanced
Portfolio, Limited-Term
Bond Portfolio, Asset Strategy Portfolio and Science and Technology Portfolio will usually be declared, paid and reinvested annually in December in additional full and fractional shares of that Portfolio. Ordinarily, dividends are paid on shares starting on the day after they are issued and on shares the day they are redeemed. Under the amortized cost procedures which pertain to Money Market
Portfolio in certain circumstances dividends of Money Market Portfolio might be eliminated or reduced.

     All net realized long-term or short-term capital gains of the Portfolios, if any, other than short-term capital gains of Money Market
Portfolio, are
declared and distributed annually in December to the shareholders of the
Portfolios to which such gains are attributable.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     One of the duties undertaken by the Manager in the Management Agreement is the purchase and sale of securities for the Portfolios. Purchases and sales of securities for the Money Market Portfolio and of securities for the other
Portfolios, other than those for which an exchange is the primary market, are generally done with underwriters, dealers acting as principals ("dealers") or directly with issuers. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked prices. If the execution and price offered by more than one dealer are equal, the order may be allocated to a dealer which has provided research advice, quotations on portfolio securities or other services. Brokerage commissions are paid on such transactions only if it appears likely that a better price or execution can be obtained. The individual who manages the Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most accounts for which the manager has responsibility or the Manager may otherwise combine orders for the Fund with those of other funds in the United Group and Waddell & Reed Funds, Inc. or other accounts over which it has investment discretion. Transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, the Manager will ordinarily allocate the transaction pro rata based on the orders placed. Sharing in large transactions could affect the price a
Portfolio pays or receives or the amount it buys or sells. However, sometimes a better negotiated commission is available.

     To effect the portfolio transactions of each Portfolio in securities traded on an exchange, the Manager is authorized to engage broker-dealers ("brokers") which, in its best judgment based on all relevant factors, will implement the policy of the Portfolio to seek "best execution" (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. The
Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Portfolio. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others ("research and brokerage services") considered by the Manager to be useful or desirable for its investment management of the Portfolio and/or the other funds and accounts over which the Manager has investment discretion.

     Research and brokerage services are, in general, defined by reference to
Section 28(e) of the Securities Exchange Act of 1934 as including (i) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers, (ii) furnishing analyses and reports, or (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).
"Investment discretion" is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

     The commissions paid to brokers that provide such research and/or brokerage services may be higher than another qualified broker would charge if a good faith determination is made by the Manager that the commission is reasonable in relation to the research or brokerage services provided. No allocation of brokerage or principal business is made to provide any other benefits to the
Manager or its affiliates.

     The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of the Manager and investment research received for the commissions of those other accounts may be useful both to a Portfolio and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist the Manager in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by the Manager.

     Such investment research, which may be supplied by a third party at the request of a broker, includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Manager; serves to make available additional views for consideration and comparisons; and enables the Manager to obtain market information on the price of securities held in a Portfolio or being considered for purchase.

     The Fund may also use its brokerage to pay for pricing or quotation services to value securities.

     The table below sets forth the brokerage commissions paid during the fiscal years ended December 31, 1998, 1997 and 1996:

                                     Periods ended December
31,
                                ----------------------------
---
                                     1998       1997
1996
                                     ----       ----       -
---
Asset Strategy Portfolio       $   16,848    $16,930
$8,679
Balanced Portfolio                 68,705     56,431
36,529
Bond Portfolio                        ---        ---
---
Growth Portfolio                1,048,968  1,785,220
2,297,780
High Income Portfolio               5,131      2,998
7,574
Income Portfolio                  576,461    421,831
250,273
International Portfolio           632,844    597,704
324,673
Limited-Term Bond Portfolio           ---        ---
---
Money Market Portfolio                ---        ---
---
Science and Technology Portfolio*  19,104      8,143
Small Cap Portfolio               309,983    238,000
117,166
                               ---------- ---------- -------
---
                               $2,678,044 $3,127,257
$3,042,674
                               ========== ==========
==========

* Science and Technology Portfolio began operations April 4,
1997.

     The next table shows the transactions, other than principal transactions, which were directed to broker-dealers who provided research as well as execution and the brokerage commissions paid for the fiscal year ended December 31, 1998.
These transactions were allocated to these broker-dealers by the internal allocation procedures described above.

                                    Amount of      Brokerage
                                 Transactions    Commissions
                                 ------------    -----------
Asset Strategy Portfolio         $  5,249,230     $    8,546
Balanced Portfolio                 41,146,772         52,896
Bond Portfolio                            ---            ---
Growth Portfolio                  664,470,101        748,462
High Income Portfolio                     ---            ---
Income Portfolio                  418,139,666        475,056
International Portfolio             6,004,661          5,188
Limited-Term Bond Portfolio               ---            ---
Money Market Portfolio                    ---            ---
Science and Technology Portfolio    2,532,591          4,006
Small Cap Portfolio                73,136,542        184,563
                               --------------     ----------
                               $1,210,679,563     $1,478,717
                               ==============     ==========

     As of December 31, 1998, Bond Portfolio owned Salomon
Inc. securities in
the aggregate amount of $999,660. Salomon Inc. is a regular broker of the
Portfolio.

     The Fund, the Manager and Waddell & Reed, Inc. have adopted a Code of
Ethics which imposes restrictions on the personal investment activities of their employees, officers and interested directors.

                               OTHER INFORMATION

Capital Stock

     The Fund was incorporated in Maryland on December 2,
1986.  Prior to August
31, 1998, the Fund was known as TMK/United Funds, Inc.
Capital stock is
currently divided into the following classes which are a type of class designated a "series" as that term is defined in the Articles of Incorporation of the Fund: Asset Strategy Portfolio, Balanced Portfolio,
Bond Portfolio,
Growth Portfolio, High Income Portfolio, Income Portfolio,
International
Portfolio, Limited-Term Bond Portfolio, Money Market
Portfolio, Science and
Technology Portfolio and Small Cap Portfolio.

     The balance of shares authorized but not divided into classes may be issued to an existing Portfolio, or to new series having the number of shares and descriptions, powers, and rights, and the qualifications, limitations, and restrictions as the Board of Directors may determine. The Board of Directors may also change the designation of any Portfolio and may increase or decrease the numbers of shares of any Portfolio but may not decrease the number of shares of any Portfolio below the number of shares then outstanding.

     Each issued and outstanding share in a Portfolio is entitled to participate equally in dividends and distributions declared by the respective Portfolio and, upon liquidation or dissolution, in net assets of such Portfolio remaining after satisfaction of outstanding liabilities. The shares of each Portfolio when issued are fully paid and nonassessable.

     The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

     Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than
25% of all shares entitled to vote at such meeting, provided certain conditions stated in the bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

Voting Rights

     All shares of the Fund have equal voting rights (regardless of the net asset value per share) except that on matters affecting only one Portfolio, only shares of the respective Portfolio are entitled to vote.
The shares do not have
cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so, and in such event the holders of the remaining shares would not be able to elect any directors.

     Matters in which the interests of all the Portfolios are substantially identical (such as the election of Directors or the approval of independent public accountants) will be voted on by all shareholders without regard to the separate Portfolios. Matters that affect all the Portfolios but where the interests of the Portfolios are not substantially identical (such as approval of the Investment Management Agreement) will be voted on separately by each
Portfolio. Matters affecting only one Portfolio, such as a change in its fundamental policies, will be voted on separately by the Portfolio.

     Matters requiring separate shareholder voting by a Portfolio shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Series; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund.

     The phrase "a majority of the outstanding voting securities" of a series
(or of a Fund) means the vote of the lesser of: (1) 67% of the shares of a series (or the Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of a series (or a Fund).

     To the extent required by law, Policyholders are entitled to give voting instructions with respect to Fund shares held in the separate accounts of
Participating Insurance Companies.  Participating Insurance
Companies will vote
the shares in accordance with such instructions unless otherwise legally required or permitted to act with respect to such instructions.

                                   APPENDIX A

      The following are descriptions of some of the ratings of securities which the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the eligibility of securities for the Portfolios.

                          DESCRIPTION OF BOND RATINGS

     Standard & Poor's, a division of The McGraw-Hill
Companies, Inc.  An S&P
corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.;.

2.   Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     A brief description of the applicable S&P rating symbols and their meanings follow:

     AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's.
Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA also qualifies as high-quality debt. Capacity to pay interest and repay principal is very strong, and debt rated
AA differs from AAA
issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied
BB or BB- rating.

     CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.
In the event of
adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied
B or B- rating.

     CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.
The C rating may be
used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal
Investment Laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

     Moody's Investors Service, Inc. A brief description of the applicable MIS rating symbols and their meanings follows:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.
Factors giving
security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

     Ba -- Bonds which are rated Ba are judged to have speculative elements;
their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future.
Uncertainty of position
characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing.
Such issues may be
in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                     DESCRIPTION OF PREFERRED STOCK RATINGS

     Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

     The preferred stock ratings are based on the following considerations:

1. Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2.   Nature of, and provisions of, the issue;

3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated
AAA.

     A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A' category.

     BB, B, CCC -- Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC -- The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     C -- A preferred stock rated C is a non-paying issue.

     D -- A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

     NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Plus (+) or minus (-) -- To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Moody's Investors Service, Inc. Note: MIS applies numerical modifiers 1,
2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Preferred stock rating symbols and their definitions are as follows:

     aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

     a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba -- An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods.
Uncertainty of position characterizes preferred stocks in this class.

     b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca -- An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c -- This is the lowest rated class of preferred or preference stock.
Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

     S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment.
Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     MIS commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. MIS employs the designations of Prime 1, Prime 2 and
Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated
Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation;
capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated
Prime 3 have an acceptable capacity for repayment of short-term promissory obligations, as will normally be evidenced by many of the characteristics above for Prime 1 issuers, but to a lesser degree. The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

DESCRIPTION OF NOTE RATINGS

     Standard & Poor's, a division of The McGraw-Hill
Companies, Inc.  An S&P
note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating.
Notes maturing beyond 3 years will most likely receive a long-term debt rating.
The following criteria will be used in making that assessment.

   --Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).
   --Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note.)

     The note rating symbols and definitions are as follows:

     SP-1 Strong capacity to pay principal and interest.
Issues determined to
          possess very strong characteristics are given a plus (+) designation.
     SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
     SP-3 Speculative capacity to pay principal and interest.

     Moody's Investors Service, Inc.  MIS Short-Term Loan
Ratings -- MIS ratings
for state and municipal short-term obligations will be designated Moody's
Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

     MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2 -- This designation denotes high quality.
Margins of protection are
ample although not so large as in the preceding group.

     MIG 3 -- This designation denotes favorable quality.
All security elements
are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG 4 -- This designation denotes adequate quality.
Protection commonly
regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

THE INVESTMENTS OF THE GROWTH PORTFOLIO
DECEMBER 31, 1998

                                              Shares
Value

COMMON STOCKS
Apparel and Accessory Stores - 3.53%
 Abercrombie & Fitch Co., Class A*  ......   238,400 $
16,866,800
 Kohl's Corporation*  ....................   200,000
12,287,500
   Total .................................
29,154,300

Building Materials and Garden Supplies - 3.04%
 Home Depot, Inc. (The)  .................   410,000
25,086,875

Business Services - 5.48%
 BMC Software, Inc.*  ....................   323,800
14,439,456
 Microsoft Corporation*  .................   222,000
30,753,938
   Total .................................
45,193,394

Chemicals and Allied Products - 16.44%
 Bristol-Myers Squibb Company  ...........   158,600
21,222,663
 Colgate-Palmolive Company  ..............    97,000
9,008,875
 Dial Corporation (The)  .................   290,800
8,396,850
 Lilly (Eli) and Company  ................   170,000
15,108,750
 Merck & Co., Inc.  ......................    80,000
11,815,000
 Monsanto Company  .......................   150,000
7,125,000
 Pfizer Inc.  ............................   146,000
18,313,875
 Schering-Plough Corporation  ............   374,400
20,685,600
 Warner-Lambert Company  .................   318,700
23,962,256
   Total .................................
135,638,869

Communication - 5.09%
 ALLTEL Corporation  .....................   150,000
8,971,875
 GTE Corporation*  .......................   170,000
11,050,000
 Infinity Broadcasting Corporation,
   Class A* ..............................   352,200
9,641,475
 SBC Communications Inc.  ................   230,000
12,333,750
   Total .................................
41,997,100

Depository Institutions - 1.81%
 Comerica Incorporated  ..................   219,450
14,963,747

Electronic and Other Electric Equipment - 6.09%
 General Electric Company  ...............   174,500
17,809,906
 Intel Corporation  ......................   194,300
23,030,622
 Texas Instruments Incorporated  .........   110,000
9,411,875
   Total .................................
50,252,403


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE GROWTH PORTFOLIO
DECEMBER 31, 1998

                                              Shares
Value

COMMON STOCKS (Continued)
Food and Kindred Products - 1.42%
 Bestfoods  ..............................   220,000 $
11,715,000

General Merchandise Stores - 2.38%
 Dollar General Corporation  .............   151,562
3,580,652
 Wal-Mart Stores, Inc.  ..................   197,200
16,059,475
   Total .................................
19,640,127

Health Services - 1.10%
 Tenet Healthcare Corporation*  ..........   345,000
9,056,250

Industrial Machinery and Equipment - 7.82%
 Applied Materials, Inc.*  ...............   176,500
7,539,859
 Cisco Systems, Inc.*  ...................   236,425
21,950,584
 Cooper Cameron Corporation*  ............   150,000
3,675,000
 EMC Corporation*  .......................   324,600
27,591,000
 Smith International, Inc.*  .............   150,000
3,778,125
   Total .................................
64,534,568

Instruments and Related Products - 5.07%
 Baxter International Inc.  ..............   140,000
9,003,750
 Guidant Corporation  ....................   153,000
16,868,250
 Medtronic, Inc.  ........................   215,000
15,963,750
   Total .................................
41,835,750

Insurance Carriers - 2.22%
 American International Group, Inc.  .....   116,700
11,276,137
 MGIC Investment Corporation  ............   177,500
7,066,719
   Total .................................
18,342,856

Miscellaneous Retail - 3.59%
 Costco Companies, Inc.*  ................   200,000
14,468,750
 Walgreen Co.  ...........................   258,300
15,126,694
   Total .................................
29,595,444

Motion Pictures - 2.15%
 Time Warner Incorporated  ...............   286,000
17,749,875


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE GROWTH PORTFOLIO
DECEMBER 31, 1998

                                              Shares
Value

COMMON STOCKS (Continued)
Nondepository Institutions - 6.41%
 Fannie Mae  .............................   453,600 $
33,566,400
 Freddie Mac  ............................   300,000
19,331,250
   Total .................................
52,897,650

Oil and Gas Extraction - 0.98%
 Schlumberger Limited  ...................   175,000
8,071,875

Petroleum and Coal Products - 0.93%
 Exxon Corporation  ......................   105,000
7,678,125

Printing and Publishing - 1.00%
 Tribune Company  ........................   125,400
8,276,400

Television Broadcasting Stations - 1.89%
 Clear Channel Communications, Inc.*  ....   286,400
15,608,800

Transportation Equipment - 2.31%
 Harley-Davidson, Inc.  ..................   401,800
19,035,275

Water Transportation - 2.36%
 Carnival Corporation, Class A  ..........   405,600
19,468,800

Wholesale Trade -- Durable Goods - 1.65%
 Johnson & Johnson  ......................   162,200
13,604,525

TOTAL COMMON STOCKS - 84.76%
$699,398,008
 (Cost: $464,143,846)

PREFERRED STOCK - 0.26%
Holding and Other Investment Offices
 LTC Properties, Inc., 9.5%  .............   100,000 $
2,175,000
 (Cost: $2,500,000)

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Commercial Paper
 Communication - 3.39%
 GTE Corporation:
   5.5%, 1-6-99 ..........................  $ 20,000
19,984,722
   5.38%, 1-25-99 ........................     8,000
7,971,307
   Total .................................
27,956,029

 Electric, Gas and Sanitary Services - 1.85%
 Central Illinois Light Co.,
   5.22%, 1-12-99 ........................     2,350 $
2,346,252
 PS Colorado Credit Corp.,
   6.0%, 1-15-99 .........................     2,000
1,995,333
 Puget Sound Energy Inc.,
   5.92%, 1-19-99 ........................    11,000
10,967,440
   Total .................................
15,309,025


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE GROWTH PORTFOLIO
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands
Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
Electronic and Other Electric Equipment - 1.89%
 Lucent Technologies Inc.,
   5.25%, 1-14-99 ........................   $13,500 $
13,474,406
 Sony Capital Corp.,
   5.75%, 1-14-99 ........................     2,165
2,160,505
   Total .................................
15,634,911

 Fabricated Metal Products - 0.55%
 Danaher Corporation,
   5.6288%, Master Note ..................     1,579
1,579,000
 Snap-On Inc.,
   6.1%, 1-4-99 ..........................     3,000
2,998,475
   Total .................................
4,577,475

 Food and Kindred Products - 1.40%
 General Mills, Inc.,
   5.4883%, Master Note ..................     6,543
6,543,000
 Ralston Purina Co.,
   5.5%, 1-4-99 ..........................     5,000
4,997,708
   Total .................................
11,540,708

 Food Stores - 0.85%
 Albertson's Inc.,
   5.9%, 1-8-99 ..........................     7,000
6,991,969

 Nondepository Institutions - 3.02%
 General Electric Capital Corporation,
   5.46%, 2-3-99 .........................    14,000
13,929,930
 Island Finance Puerto Rico Inc.,
   5.4%, 1-29-99 .........................    11,000
10,953,800
   Total .................................
24,883,730

 Paper and Allied Products - 0.80%
 Sonoco Products Co.,
   5.16%, 1-19-99 ........................     6,600
6,582,972

 Primary Metal Industries - 1.14%
 Aluminum Company of America,
   5.12%, 1-15-99 ........................     9,400
9,381,284

 Textile Mill Products - 0.01%
 Sara Lee Corporation,
   5.4788%, Master Note ..................        44
44,000

TOTAL SHORT-TERM SECURITIES - 14.90%
$122,902,103
 (Cost: $122,902,103)


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE GROWTH PORTFOLIO
DECEMBER 31, 1998


Value

TOTAL INVESTMENT SECURITIES - 99.92%
$824,475,111
 (Cost: $589,545,949)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.08%
640,133

NET ASSETS - 100.00%
$825,115,244


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE INCOME PORTFOLIO
DECEMBER 31, 1998

                                              Shares
Value

COMMON STOCKS
Apparel and Accessory Stores - 0.72%
 Gap, Inc. (The)  ........................   103,350   $
5,813,437

Building Materials and Garden Supplies - 0.74%
 Home Depot, Inc. (The)  .................    98,600
6,033,087

Business Services - 2.32%
 BMC Software, Inc.*  ....................   158,300
7,059,191
 Microsoft Corporation*  .................    85,100
11,789,009
   Total .................................
18,848,200

Chemicals and Allied Products - 12.05%
 Air Products and Chemicals, Inc.  .......   101,900
4,076,000
 Bristol-Myers Squibb Company  ...........    35,300
4,723,581
 Colgate-Palmolive Company  ..............    57,200
5,312,450
 du Pont (E.I.) de Nemours and Company  ..   114,300
6,065,044
 Gillette Company (The)  .................   125,822
6,078,776
 Lilly (Eli) and Company  ................   116,200
10,327,275
 Merck & Co., Inc.  ......................    32,000
4,726,000
 Monsanto Company  .......................   205,900
9,780,250
 Novartis, AG (A)  .......................     3,850
7,568,256
 PPG Industries, Inc.  ...................    48,300
2,813,475
 Pfizer Inc.  ............................    90,300
11,327,006
 Procter & Gamble Company (The)  .........    56,500
5,159,156
 Warner-Lambert Company  .................   263,400
19,804,388
   Total .................................
97,761,657

Communication - 4.73%
 AT&T Corporation  .......................    24,800
1,866,200
 AirTouch Communications*  ...............    86,600
6,246,025
 Cox Communications, Inc., Class A*  .....   214,000
14,792,750
 MCI WORLDCOM, Inc.*  ....................    99,100
7,113,522
 SBC Communications Inc.  ................   156,000
8,365,500
   Total .................................
38,383,997


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE INCOME PORTFOLIO
DECEMBER 31, 1998

                                              Shares
Value

COMMON STOCKS (Continued)
Depository Institutions - 2.57%
 BankAmerica Corporation  ................    49,677   $
2,986,830
 Chase Manhattan Corporation (The)  ......    96,600
6,574,838
 U. S. Bancorp.  .........................   212,000
7,526,000
 Wells Fargo & Company  ..................    94,600
3,778,087
   Total .................................
20,865,755

Electric, Gas and Sanitary Services - 4.06%
 Consolidated Edison, Inc.  ..............    86,200
4,557,825
 Duke Energy Corp.  ......................   120,600
7,725,938
 Republic Services, Inc., Class A*  ......   266,700
4,917,281
 Texas Utilities Company  ................   338,000
15,780,375
   Total .................................
32,981,419

Electronic and Other Electric Equipment - 6.81%
 Analog Devices, Inc.*  ..................   160,100
5,023,138
 General Electric Company  ...............   151,800
15,493,088
 General Instrument Corporation*  ........   216,200
7,337,287
 Intel Corporation  ......................   119,600
14,176,337
 Maytag Corporation  .....................    98,000
6,100,500
 Telefonaktiebolaget LM Ericsson, ADR,
   Class B ...............................   296,600
7,090,594
   Total .................................
55,220,944

Fabricated Metal Products - 0.52%
 Newell Co.  .............................   101,900
4,203,375

Food and Kindred Products - 1.76%
 Bestfoods  ..............................   131,800
7,018,350
 Coca-Cola Company (The)  ................    68,100
4,554,187
 Panamerican Beverages Inc., Class A  ....   122,800
2,678,575
   Total .................................
14,251,112

Food Stores - 1.26%
 Kroger Co. (The)*  ......................   169,300
10,242,650

Furniture and Fixtures - 0.30%
 Lear Corporation*  ......................    63,700
2,452,450


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE INCOME PORTFOLIO
DECEMBER 31, 1998

                                              Shares
Value

COMMON STOCKS (Continued)
General Merchandise Stores - 2.96%
 Dayton Hudson Corporation  ..............   151,800   $
8,235,150
 Wal-Mart Stores, Inc.  ..................   194,000
15,798,875
   Total .................................
24,034,025

Health Services - 1.56%
 Tenet Healthcare Corporation*  ..........   481,000
12,626,250

Industrial Machinery and Equipment - 3.11%
 Case Corporation  .......................   146,200
3,188,988
 Cisco Systems, Inc.*  ...................    95,850
8,899,073
 Deere & Company  ........................    93,200
3,087,250
 International Business Machines
   Corporation ...........................    54,400
10,050,400
   Total .................................
25,225,711

Instruments and Related Products - 2.78%
 General Motors Corporation, Class H*  ...    73,900
2,932,906
 Guidant Corporation  ....................   111,600
12,303,900
 Medtronic, Inc.  ........................    68,600
5,093,550
 Raytheon Company, Class A  ..............    42,753
2,209,796
   Total .................................
22,540,152

Insurance Carriers - 2.11%
 American International Group, Inc.   ....    89,700
8,667,263
 Chubb Corporation (The)  ................    12,500
810,937
 Citigroup Inc.  .........................   155,100
7,677,450
 Total  ..................................
17,155,650

Miscellaneous Manufacturing Industries - 0.45%
 Tyco International Ltd.  ................    48,000
3,621,000

Miscellaneous Retail - 0.66%
 Costco Companies, Inc.*  ................    74,400
5,382,375

Motion Pictures - 1.72%
 Time Warner Incorporated  ...............   190,000
11,791,875
 Walt Disney Company (The)  ..............    71,700
2,151,000
   Total .................................
13,942,875


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE INCOME PORTFOLIO
DECEMBER 31, 1998

                                              Shares
Value

COMMON STOCKS (Continued)
Nondepository Institutions - 5.41%
 Associates First Capital Corporation,
   Class A ...............................   146,220   $
6,196,072
 Fannie Mae  .............................   288,900
21,378,600
 Freddie Mac  ............................   253,600
16,341,350
   Total .................................
43,916,022

Oil and Gas Extraction - 1.22%
 Burlington Resources Incorporated  ......   275,600
9,869,925

Paper and Allied Products - 0.64%
 International Paper Company  ............    55,600
2,491,575
 Willamette Industries, Inc.  ............    81,200
2,720,200
   Total .................................
5,211,775

Petroleum and Coal Products - 2.28%
 Chevron Corporation  ....................    44,000
3,649,250
 Exxon Corporation  ......................    48,100
3,517,312
 Mobil Corporation  ......................    72,200
6,290,425
 Royal Dutch Petroleum Company  ..........   104,800
5,017,300
   Total .................................
18,474,287

Primary Metal Industries - 0.51%
 Aluminum Company of America  ............    56,000
4,175,500

Railroad Transportation - 0.38%
 Burlington Northern Santa Fe Corporation     92,100
3,108,375

Rubber and Miscellaneous Plastics Products - 0.15%
 Goodyear Tire & Rubber Company (The)  ...    23,900
1,205,456

Television Broadcasting Stations - 1.12%
 Clear Channel Communications, Inc.*  ....   166,700
9,085,150

Transportation By Air - 0.48%
 AMR Corporation*  .......................    65,200
3,871,250

Transportation Equipment - 4.25%
 DaimlerChrysler AG*  ....................    69,894
6,714,192
 Dana Corporation  .......................    62,000
2,534,250
 Ford Motor Company  .....................    98,100
5,757,244
 Lockheed Martin Corporation  ............   162,100
13,737,975
 Northrop Grumman Corporation  ...........    78,300
5,725,688
   Total .................................
34,469,349

Wholesale Trade - Durable Goods - 0.49%
 Johnson & Johnson  ......................    47,300
3,967,288


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE INCOME PORTFOLIO
DECEMBER 31, 1998

                                              Shares
Value

COMMON STOCKS (Continued)
Wholesale Trade - Nondurable Goods - 1.48%
 Safeway Inc.*  ..........................   196,400   $
11,968,125

TOTAL COMMON STOCKS - 71.60%
$580,908,623
(Cost: $340,961,656)

                                           Principal
                                           Amount in
                                           Thousands
Value

UNITED STATES GOVERNMENT SECURITY - 17.03%
 United States Treasury,
   5.5%, 8-15-2028 .......................  $132,000
$138,167,040
 (Cost: $136,656,799)

SHORT-TERM SECURITIES
Commercial Paper
 Electric, Gas and Sanitary Services - 4.41%
 Bay State Gas Co.:
   5.32%, 1-13-99 ........................     9,389
9,372,350
   5.45%, 1-19-99 ........................     8,500
8,476,838
 PS Colorado Credit Corp.,
   6.0%, 1-15-99 .........................     2,000
1,995,333
 Public Service Co. of Colorado,
   5.85%, 1-15-99 ........................     6,000
5,986,350
 Questar Corp.,
   5.15%, 1-26-99 ........................    10,000
9,964,236
   Total .................................
35,795,107

 Engineering and Management Services - 0.21%
 Halliburton Co.,
   5.4%, 1-15-99 .........................     1,700
1,696,430

 Fabricated Metal Products - 1.29%
 Danaher Corporation,
   5.6288%, Master Note ..................    10,482
10,482,000

 Food and Kindred Products - 0.07%
 General Mills, Inc.,
   5.4838%, Master Note ..................       567
567,000

 Industrial Machinery and Equipment - 2.46%
 Deere & Company,
   5.53%, 1-8-99 .........................    20,000
19,978,494


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE INCOME PORTFOLIO
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands
Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Nondepository Institutions - 0.86%
 Associates Corporation of North America,
   5.35%, 1-20-99 ........................   $ 7,000   $
6,980,235

 Petroleum and Coal Products - 0.12%
 Kerr-McGee Credit Corp.,
   6.05%, 1-19-99 ........................     1,000
996,975

 Textile Mill Products - 0.08%
 Sara Lee Corporation,
   5.4788%, Master Note ..................       615
615,000

 Wholesale Trade -- Nondurable Goods - 0.25%
 McKesson Corp.,
   6.05%, 1-5-99 .........................     2,000
1,998,656

 Total Commercial Paper - 9.75%
79,109,897

Municipal Obligation - 1.23%
 California
 California Pollution Control Financing Authority,
   Environmental Improvement Revenue Bonds,
   (Shell Martinez Refining Company Project),
   Series 1996 (Taxable), (Shell Oil Company),
   5.25%, 2-8-99 .........................    10,000
10,000,000

TOTAL SHORT-TERM SECURITIES - 10.98%                   $
89,109,897
 (Cost: $89,109,897)

TOTAL INVESTMENT SECURITIES - 99.61%
$808,185,560
 (Cost: $566,728,352)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.39%
3,148,081

NET ASSETS - 100.00%
$811,333,641


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE SCIENCE AND TECHNOLOGY PORTFOLIO
DECEMBER 31, 1998

                                              Shares
Value

COMMON STOCKS
Building Materials and Garden Supplies - 1.53%
 Fastenal Company  .......................    12,000  $
527,625

Business Services - 39.42%
 Amazon.com, Inc.*  ......................     1,500
481,828
 America Online, Inc.*  ..................    10,000
1,600,000
 BMC Software, Inc.*  ....................    12,000
535,125
 BroadVision, Inc.*  .....................    13,000
420,469
 Cerner Corporation*  ....................    24,000
643,500
 Citrix Systems, Inc.*  ..................     9,000
873,281
 eBay Inc.*  .............................     2,000
482,750
 Fiserv, Inc.*  ..........................    13,000
668,281
 HNC Software Inc.*  .....................    15,000
606,563
 IDX Systems Corporation*  ...............     4,000
176,250
 Inktomi Corporation*  ...................     4,000
519,875
 Intuit Inc.*  ...........................    10,000
725,000
 Macromedia, Inc.*  ......................    20,000
673,125
 MemberWorks Incorporated*  ..............    20,000
591,250
 Networks Associates, Inc.*  .............    10,000
663,437
 Parametric Technology Corporation*  .....    20,000
325,000
 TMP Worldwide Inc.*  ....................    12,000
510,750
 Transaction Systems Architects, Inc.,
   Class A* ..............................    10,000
503,125
 Visio Corporation*  .....................    20,000
725,625
 Wind River Systems, Inc.*  ..............    13,000
610,188
 Yahoo! Inc.*  ...........................     5,500
1,302,984
   Total .................................
13,638,406

Communication - 6.45%
 AirTouch Communications*  ...............     5,000
360,625
 COLT Telecom Group plc, ADR*  ...........     8,000
480,500
 Cox Communications, Inc., Class A*  .....     3,700
255,762
 Intermedia Communications of Florida,
  Inc.*  .................................    30,000
519,375
 MGC Communications, Inc.*  ..............    21,000
146,344
 MediaOne Group, Inc.*  ..................    10,000
470,000
   Total .................................
2,232,606


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE SCIENCE AND TECHNOLOGY PORTFOLIO
DECEMBER 31, 1998

                                              Shares
Value

COMMON STOCKS (Continued)
Electronic and Other Electric Equipment - 11.31%
 Advanced Fibre Communications, Inc.*  ...    20,000  $
218,750
 Ascend Communications, Inc.*  ...........    12,000
789,375
 Broadcom Corporation, Class A*  .........     7,000
844,375
 Concord Communications, Inc.*  ..........    10,000
572,500
 Gemstar International Group Limited*  ...    10,000
572,187
 Micron Technology, Inc.*  ...............    10,000
505,625
 Tellabs*  ...............................     6,000
411,375
   Total .................................
3,914,187

Engineering and Management Services - 7.85%
 Abacus Direct Corporation*  .............     8,000
366,250
 Incyte Pharmaceuticals, Inc.*  ..........    20,000
746,250
 MAXIMUS, Inc.*  .........................    15,000
555,000
 Paychex, Inc.  ..........................    10,000
514,688
 Quintiles Transnational Corp.*  .........    10,000
533,437
   Total .................................
2,715,625

Food and Kindred Products - 2.06%
 American Italian Pasta Company, Class A*     27,000
712,125

Furniture and Fixtures - 0.78%
 Lear Corporation*  ......................     7,000
269,500

Health Services - 0.58%
 American Healthcorp, Inc.*  .............    20,000
199,375

Instruments and Related Products - 3.48%
 Bionx Implants, Inc.*  ..................    20,000
168,125
 STERIS Corporation*  ....................    12,000
341,250
 Uniphase Corporation*  ..................    10,000
694,375
   Total .................................
1,203,750

Printing and Publishing - 1.33%
 IDG Books Worldwide, Inc., Class A*  ....    27,000
460,688

Television Broadcasting Stations - 1.58%
 Clear Channel Communications, Inc.*  ....    10,000
545,000

Wholesale Trade -- Durable Goods - 1.00%
 OmniCare, Inc.  .........................    10,000
347,500

Wholesale Trade -- Nondurable Goods - 1.32%
 Cardinal Health, Inc.  ..................     6,000
455,250

TOTAL COMMON STOCKS - 78.69%
$27,221,637
 (Cost: $19,032,900)


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE SCIENCE AND TECHNOLOGY PORTFOLIO
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands
Value

SHORT-TERM SECURITIES
Commercial Paper
 Electronic and Other Electric Equipment - 2.89%
 Lucent Technologies Inc.,
   5.25%, 1-14-99 ........................   $ 1,000  $
998,104

 Fabricated Metal Products - 3.99%
 Danaher Corporation,
   5.6288%, Master Note ..................     1,381
1,381,000

 Food and Kindred Products - 2.53%
 General Mills, Inc.,
   5.4838%, Master Note ..................       877
877,000

 Paper and Allied Products - 2.88%
 Sonoco Products Co.,
   5.16%, 1-19-99 ........................     1,000
997,420

 Textile Mill Products - 4.61%
 Sara Lee Corporation,
   5.4788%, Master Note ..................     1,594
1,594,000

 Wholesale Trade -- Nondurable Goods - 4.33%
 McKesson Corp.,
   6.05%, 1-5-99 .........................     1,500
1,498,992

TOTAL SHORT-TERM SECURITIES - 21.23%                  $
7,346,516
 (Cost: $7,346,516)

TOTAL INVESTMENT SECURITIES - 99.92%
$34,568,153
 (Cost: $26,379,416)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.08%
27,252

NET ASSETS - 100.00%
$34,595,405


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIO
DECEMBER 31, 1998

                                              Shares
Value

COMMON STOCKS
Brazil - 0.13%
 CompanLia de Saneamento Desico do
   Estado De Sao Paulo (A)* .............. 3,000,000 $
227,179

China - 0.17%
 Jinpan International Limited*  ..........    93,000
279,000

Denmark - 0.79%
 Neurosearch A/S (A)*  ...................    20,000
1,329,029

Finland - 2.07%
 Sonera Group plc (A)*  ..................   178,000
3,164,945
 Sponda Oyj (A)*  ........................    56,600
332,106
   Total .................................
3,497,051

France - 9.49%
 AXA-UAP (A)  ............................    26,700
3,869,081
 Etablissements Economiques du Casino
   Guichard-Parrachon SA (A) .............    16,750
1,744,011
 Generale de Geophysique S.A. (A)*  ......     8,000
466,143
 Lagardere SCA (A)  ......................    29,000
1,232,177
 Societe Industrielle de Transports
   Automobiles S.A. (A) ..................     4,375
1,146,640
 Suez Lyonnaise des Eaux (A)  ............    23,000
4,723,688
 VIVENDI (A)  ............................    11,000
2,853,463
   Total .................................
16,035,203

Germany - 9.32%
 Altana AG (A)  ..........................     9,000
701,986
 Bayerische Hypotheken- und
   Weschel-Bank AG (A) ...................    21,000
1,644,267
 Deutsche Bank AG, Ordinary Shares (A)  ..    36,000
2,117,838
 Deutsche Prandbrief- und
   Hypothekenbank AG (A) .................    18,725
1,640,277
 Mannesmann AG (A)  ......................    37,000
4,240,115
 MobilCom AG (A)  ........................     4,255
1,354,339
 Rhoen-Klinikum AG (A)  ..................    16,600
1,648,347
 Volkswagen AG (A)  ......................    30,000
2,393,952
   Total .................................
15,741,121

Greece - 0.64%
 PANAFON, S.A. (A)  ......................    40,650
1,088,645


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIO
DECEMBER 31, 1998

                                              Shares
Value

COMMON STOCKS (Continued)
Italy - 4.96%
 CSP International Industria
   Calze S.p.A. (A) ......................    50,000 $
334,341
 Instituto Nazionale delle
   Assicurazioni (A)* ....................   245,000
646,569
 Istituto Bancario San Paolo di Torino -
   Istituto Mobiliare Italiano S.p.A. (A)     97,500
1,721,282
 Olivetti S.p.A. (A)*  ................... 1,000,000
3,476,421
 Telecom Italia Mobile S.p.A., Risp (A)  .   350,000
2,200,725
   Total .................................
8,379,338

Japan - 2.76%
 Matsushita Communication Industrial
   Co., Ltd. (A) .........................    34,000
1,604,711
 Olympus Optical Co., Ltd. (A)  ..........   140,000
1,610,378
 Sankyo Co., Ltd. (A)  ...................    66,000
1,443,549
   Total .................................
4,658,638

Mexico - 0.35%
 Grupo Financiero Banamex Accival,
   S.A. de C.V., B, CPO shares (A)* ......   450,000
589,702

Netherlands - 5.48%
 Athlon Groep N.V. (A)  ..................    13,000
386,810
 Benckiser N.V., Class B (A) .............    30,000
1,964,124
 Content Beheer N.V. (A)  ................    50,000
854,314
 EQUANT N.V. (A)*  .......................    24,750
1,721,966
 Ordina N.V. (A)*  .......................    84,240
2,246,460
 Smit Internationale N.V. (A)  ...........    43,166
948,930
 Unique International NV (A)  ............    50,000
1,144,408
   Total .................................
9,267,012

Norway - 1.79%
 Merkantildata ASA (A)  ..................   305,000
3,023,914

Portugal - 2.49%
 Banco Portugues do Atlantico, S.A. (A)*      45,900
940,278
 Portugal Telecom, S.A., ADS  ............    27,500
1,227,188
 Telecel-Comunicacaoes Pessoais, SA (A)  .    10,000
2,043,266
   Total .................................
4,210,732

Spain - 3.48%
 Superdiplo, S.A. (A)*  ..................    48,950
1,375,987
 Tele Pizza, S.A. (A)*  ..................   250,000
2,374,754
 Telefonica de Espana, S.A. (A)  .........    47,818
2,123,924
   Total .................................
5,874,665


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIO
DECEMBER 31, 1998

                                              Shares
Value

COMMON STOCKS (Continued)
Sweden - 0.25%
 Biacore International AB, ADR*  .........    15,550  $
157,444
 Biora AB, ADR*  .........................    20,000
270,000
   Total .................................
427,444

Switzerland - 8.22%
 Choco Lindt & Spru AG, Registered (A)  ..        50
1,310,520
 Credit Suisse Group, Registered Shares (A)    9,000
1,408,810
 Julius Baer Holding AG (A)  .............       400
1,329,450
 Novartis, AG (A)  .......................     3,840
7,548,598
 Swisslog Holding AG, Registered Shares (A)   24,250
2,295,231
   Total .................................
13,892,609

United Kingdom - 26.79%
 Barclays PLC (A)  .......................    36,000
781,042
 British Aerospace Public Limited
   Company (A) ...........................   180,000
1,535,153
 COLT Telecom Group plc, ADR*  ...........   150,000
9,009,375
 Corporate Services Group plc (A)  .......   575,000
1,455,415
 Diageo plc (A)  .........................   136,000
1,544,263
 Energis plc (A)*  .......................   216,750
4,828,648
 Freepages Group plc (A)*  ............... 2,000,000
648,375
 General Electric Company plc (A) ........   183,235
1,660,224
 Hays plc (A)  ...........................   229,528
2,022,429
 Independent Energy Holdings plc, ADS*  ..   225,000
2,032,031
 Lloyds TSB Group plc (A)  ...............    55,000
783,619
 Misys plc (A)  ..........................   388,470
2,835,200
 Newsquest plc (A)  ......................   230,000
934,907
 Orange plc (A)*  ........................   150,000
1,745,625
 Select Appointments (Holdings)
   Public Limited Company (A) ............    90,000
927,675
 Sema Group plc (A)  .....................   180,600
1,774,463
 Siebe plc (A)  ..........................   450,000
1,773,056
 Stagecoach Holdings plc (A)  ............   375,000
1,502,484
 Telewest Communications plc (A)*  .......   670,000
1,927,004
 Tesco PLC (A)  ..........................   493,000
1,434,322
 Vodafone Group Plc (A)  .................   252,738
4,109,330
   Total .................................
45,264,640

United States - 0.74%
 ESG Re Limited  .........................    61,000
1,246,688


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIO
DECEMBER 31, 1998

                                              Shares
Value

TOTAL COMMON STOCKS - 79.92%                        $
135,032,610
 (Cost: $101,422,333)

PREFERRED STOCKS
Germany - 8.04%
 Fresenius Medical Care AG (A)  ..........     5,000
1,052,979
 GEA AG (A)  .............................    50,000
1,199,976
 Henkel AG (A)  ..........................    40,400
3,611,688
 Marschollek, Lautenschlager und
   Partner AG (A) ........................    10,000
5,699,886
 Moebel Walther AG (A)  ..................    20,000
683,986
 ProSieben Media AG (A)  .................    29,000
1,339,773
   Total .................................
13,588,288

Portugal - 1.03%
 Lusomundo-SGPS, S.A. (A)  ...............   150,000
1,738,825

TOTAL PREFERRED STOCKS - 9.07%
$15,327,113
 (Cost: $10,015,222)

                                           Principal
                                           Amount in
                                           Thousands

UNITED STATES GOVERNMENT SECURITY - 3.72%
 United States Treasury,
   7.25%, 8-15-2022 ......................    $5,050  $
6,285,684
 (Cost: $6,255,811)

SHORT-TERM SECURITIES
Commercial Paper
 Fabricated Metal Products - 0.23%
 Danaher Corporation,
   5.6288%, Master Note ..................       392
392,000

 Food and Kindred Products - 3.42%
 General Mills, Inc.,
   5.4838%, Master Note ..................     5,771
5,771,000

 Nondepository Institutions - 3.49%
 Textron Inc.,
   6.47%, 1-6-99 .........................     5,900
5,894,698

 Textile Mill Products - 1.85%
 Sara Lee Corporation,
   5.4788%, Master Note ..................     3,127
3,127,000

TOTAL SHORT-TERM SECURITIES - 8.99%                  $
15,184,698
 (Cost: $15,184,698)


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIO
DECEMBER 31, 1998


Value

TOTAL INVESTMENT SECURITIES - 101.70%
$171,830,105
 (Cost: $132,878,064)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (1.70%)
(2,868,664)

NET ASSETS - 100.00%
$168,961,441


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE SMALL CAP PORTFOLIO
DECEMBER 31, 1998

                                              Shares
Value

COMMON STOCKS
Business Services - 17.91%
 Cerner Corporation*  ....................   215,000 $
5,764,687
 Concur Technologies, Inc.*  .............    30,000
906,562
 ENVOY Corporation*  .....................    75,000
4,387,500
 Freepages Group plc (A)*  ............... 4,500,000
1,458,844
 Fundtech Ltd.*  .........................   185,000
3,850,313
 Inktomi Corporation*  ...................    18,000
2,339,437
 Lamar Advertising Company*  .............    50,000
1,875,000
 National Data Corporation  ..............    60,000
2,921,250
 Shared Medical Systems Corporation  .....    75,000
3,740,625
 Sunquest Information Systems, Inc.*  ....   176,100
2,454,394
 Verity, Inc.*  ..........................   100,000
2,646,875
   Total .................................
32,345,487

Chemicals and Allied Products - 5.22%
 Genzyme Corporation - General Division*      80,000
3,977,500
 PAREXEL International Corporation*  .....    60,000
1,494,375
 SangStat Medical Corporation*  ..........   100,000
2,137,500
 Spiros Development Corporation II,
   Inc., Units (B)* ......................   200,000
1,812,500
   Total .................................
9,421,875

Communication - 8.59%
 Exodus Communications, Inc.*  ...........   100,000
6,456,250
 Intermedia Communications of
   Florida, Inc.* ........................   150,000
2,596,875
 TCA Cable TV, Inc.  .....................    95,000
3,387,344
 Western Wireless Corporation,
   Class A* ..............................   140,000
3,075,625
   Total .................................
15,516,094

Eating and Drinking Places - 0.84%
 Fresh Foods, Inc.*  .....................   316,000
1,520,750

Electric, Gas and Sanitary Services - 4.33%
 Allied Waste Industries, Inc., New*  ....   185,000
4,370,625
 Waste Industries, Inc.*  ................   200,000
3,443,750
   Total .................................
7,814,375

Electronic and Other Electric Equipment - 1.52%
 Coyote Network Systems, Inc.*  ..........   144,000
1,080,000
 Terayon Communications Systems*  ........    45,000
1,659,375
   Total .................................
2,739,375

Engineering and Management Services - 2.30%
 Cornell Corrections, Inc.*  .............   140,000
2,660,000
 Incyte Pharmaceuticals, Inc.*  ..........    11,600
432,825
 Quintiles Transnational Corp.*  .........    20,000
1,066,875
   Total .................................
4,159,700

Fabricated Metal Products - 0.72%
 Mark IV Industries, Inc.  ...............   100,000
1,300,000


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE SMALL CAP PORTFOLIO
DECEMBER 31, 1998

                                              Shares
Value

COMMON STOCKS (Continued)
Health Services - 7.31%
 American Retirement Corporation*  .......   217,500 $
3,412,031
 Centennial HealthCare Corporation*  .....   246,000
3,797,625
 Quorum Health Group, Inc.*  .............   220,000
2,839,375
 Sierra Health Services, Inc.*  ..........   150,000
3,159,375
   Total .................................
13,208,406

Industrial Machinery and Equipment - 0.96%
 Micron Electronics, Inc.*  ..............   100,000
1,728,125

Instruments and Related Products - 8.31%
 ADAC Laboratories*  .....................   100,000
1,996,875
 Maxxim Medical, Inc.*  ..................   175,000
5,206,250
 Sabratek Corporation*  ..................   100,000
1,631,250
 St. Jude Medical, Inc.*  ................   120,000
3,322,500
 STERIS Corporation*  ....................   100,000
2,843,750
   Total .................................
15,000,625

Insurance Carriers - 2.53%
 Annuity and Life Re (Holdings) Ltd.  ....    75,000
2,006,250
 ESG Re Limited  .........................   125,000
2,554,688
   Total .................................
4,560,938

Oil and Gas Extraction - 0.92%
 Newfield Exploration Company*  ..........    80,000
1,670,000

Paper and Allied Products - 2.18%
 IVEX Packaging Corporation*  ............   169,000
3,929,250

Personal Services - 1.12%
 Loewen Group Inc. (The)  ................   240,000
2,025,000

Real Estate - 1.99%
 ElderTrust  .............................   312,000
3,588,000

Social Services - 2.22%
 Balanced Care Corporation*  .............   500,000
4,000,000

TOTAL COMMON STOCKS - 68.97%
$124,528,000
 (Cost: $120,877,880)


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE SMALL CAP PORTFOLIO
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands
Value

SHORT-TERM SECURITIES
Commercial Paper
 Auto Repair, Services and Parking - 1.78%
 PHH Corp.,
   6.1%, 1-15-99 .........................    $3,220 $
3,212,361

 Chemicals and Allied Products - 4.42%
 du Pont (E.I.) de Nemours and Company,
   5.13%, 1-12-99 ........................     8,000
7,987,460

 Electric, Gas and Sanitary Services - 4.98%
 Public Service Co. of Colorado,
   5.9%, 1-15-99 .........................     4,000
3,990,822
 Puget Sound Energy Inc.,
   5.9%, 1-13-99 .........................     5,000
4,990,167
   Total .................................
8,980,989

 Electronic and Other Electric Equipment - 6.08%
 Lucent Technologies Inc.,
   5.55%, 1-14-99 ........................     6,000
5,987,975
 Sony Capital Corp.,
   5.75%, 1-14-99 ........................     5,000
4,989,618
   Total .................................
10,977,593

 Fabricated Metal Products - 1.68%
 Danaher Corporation,
   5.6288%, Master Note ..................     3,030
3,030,000

 Food and Kindred Products - 10.57%
 General Mills, Inc.,
   5.48838%, Master Note .................     7,098
7,098,000
 Ralston Purina Co.:
   5.5%, 1-4-99 ..........................     5,000
4,997,708
   6.05%, 1-5-99 .........................     7,000
6,995,295
   Total .................................
19,091,003

 Nondepository Institutions - 1.10%
 Island Finance Puerto Rico Inc.,
   5.38%, 2-5-99 .........................     2,000
1,989,539

 Personal Services - 2.49%
 Block Financial Corp.,
   5.2%, 1-28-99 .........................     4,520
4,502,372

 Textile Mill Products - 0.27%
 Sara Lee Corporation,
   5.4788%, Master Note ..................       489
489,000


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE SMALL CAP PORTFOLIO
DECEMBER 31, 1998


Value

TOTAL SHORT-TERM SECURITIES - 33.37%                 $
60,260,317
 (Cost: $60,260,317)

TOTAL INVESTMENT SECURITIES - 102.34%
$184,788,317
 (Cost: $181,138,197)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (2.34%)
(4,219,491)

NET ASSETS - 100.00%
$180,568,826


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE BALANCED PORTFOLIO
DECEMBER 31, 1998

                                              Shares
Value

COMMON STOCKS
Apparel And Accessory Stores - 0.53%
 Kohl's Corporation*  ....................     8,000  $
491,500

Business Services - 0.95%
 BMC Software, Inc.*  ....................    19,600
874,037

Chemicals and Allied Products - 6.19%
 Crompton & Knowles Corporation  .........    14,300
295,831
 Dial Corporation (The)  .................    11,900
343,612
 Lilly (Eli) and Company  ................     9,500
844,312
 Neutraceutical International
   Corporation* ..........................     9,000
53,156
 Novartis, AG (A)  .......................       470
923,917
 Pfizer Inc.  ............................    11,000
1,379,813
 Procter & Gamble Company (The)  .........     7,100
648,319
 Warner-Lambert Company  .................    16,200
1,218,037
   Total .................................
5,706,997

Communication - 3.73%
 AT&T Corporation  .......................    20,000
1,505,000
 Cox Communications, Inc., Class A*  .....    12,000
829,500
 SBC Communications Inc.  ................    20,600
1,104,675
   Total .................................
3,439,175

Depository Institutions - 1.18%
 BankAmerica Corporation  ................     6,789
408,189
 Comerica Incorporated  ..................    10,000
681,875
   Total .................................
1,090,064

Electric, Gas and Sanitary Services - 1.83%
 Houston Industries Incorporated  ........    12,000
385,500
 Southern Company (The)  .................    13,000
377,812
 Unicom Corporation  .....................    24,000
925,500
   Total .................................
1,688,812

Electronic and Other Electric Equipment - 3.92%
 Analog Devices, Inc.*  ..................    11,800
370,225
 Emerson Electric Co.  ...................    10,000
605,000
 General Electric Company  ...............     7,000
714,438
 Intel Corporation  ......................     9,000
1,066,781
 Texas Instruments Incorporated  .........    10,000
855,625
   Total .................................
3,612,069


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE BALANCED PORTFOLIO
DECEMBER 31, 1998

                                              Shares
Value

COMMON STOCKS (Continued)
Fabricated Metal Products - 0.54%
 Newell Co.  .............................    12,000  $
495,000

Food and Kindred Products - 1.03%
 ConAgra, Inc.  ..........................    11,800
371,700
 Ralston-Ralston Purina Group  ...........    18,000
582,750
   Total .................................
954,450

General Merchandise Stores - 1.32%
 Wal-Mart Stores, Inc.  ..................    15,000
1,221,562

Health Services - 1.50%
 Columbia/HCA Healthcare Corporation  ....    35,000
866,250
 Tenet Healthcare Corporation*  ..........    19,600
514,500
   Total .................................
1,380,750

Holding and Other Investment Offices - 1.10%
 LTC Properties, Inc.  ...................    43,000
714,875
 National Health Investors, Inc.  ........    12,000
296,250
   Total .................................
1,011,125

Industrial Machinery and Equipment - 1.83%
 Baker Hughes Incorporated  ..............    17,500
309,531
 EMC Corporation*  .......................    16,200
1,377,000
   Total .................................
1,686,531

Instruments and Related Products - 0.81%
 Medtronic, Inc.  ........................    10,000
742,500

Insurance Carriers - 2.30%
 Chubb Corporation (The)  ................     9,200
596,850
 Hartford Financial Services Group Inc. (The)  8,200
449,975
 Mercury General Corporation  ............    13,000
569,563
 Old Republic International Corporation  .    22,500
506,250
   Total .................................
2,122,638

Miscellaneous Retail - 1.18%
 Costco Companies, Inc.*  ................    15,000
1,085,156


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE BALANCED PORTFOLIO
DECEMBER 31, 1998

                                              Shares
Value

COMMON STOCKS (Continued)
Nondepository Institutions - 2.06%
 Freddie Mac  ............................    18,400 $
1,185,650
 Household International, Inc.  ..........    18,000
713,250
   Total .................................
1,898,900

Oil and Gas Extraction - 1.10%
 Burlington Resources Incorporated  ......    22,600
809,363
 Enron Oil & Gas Company  ................    12,000
207,000
   Total .................................
1,016,363

Paper and Allied Products - 0.47%
 Champion International Corporation  .....    10,800
437,400

Petroleum and Coal Products - 2.23%
 BP Amoco p.l.c.  ........................     5,080
482,600
 Mobil Corporation  ......................     9,600
836,400
 Royal Dutch Petroleum Company  ..........    15,400
737,275
   Total .................................
2,056,275

Primary Metal Industries - 0.27%
 British Steel plc, ADR  .................    17,000
248,625

Printing and Publishing - 2.00%
 Gannett Co., Inc.  ......................     5,500
354,750
 McGraw-Hill Companies, Inc. (The)  ......     5,200
529,750
 Meredith Corporation  ...................    15,000
568,125
 New York Times Company (The), Class A  ..    11,400
395,438
   Total .................................
1,848,063

Rubber and Miscellaneous Plastics Products - 1.19%
 A. Schulman, Inc.  ......................    25,000
564,844
 Goodyear Tire & Rubber Company (The)  ...    10,500
529,594
   Total .................................
1,094,438

Television Broadcasting Stations - 1.00%
 Clear Channel Communications, Inc.*  ....    17,000
926,500

TOTAL COMMON STOCKS - 40.26%
$37,128,930
 (Cost: $28,372,511)


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE BALANCED PORTFOLIO
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands
Value

CORPORATE DEBT SECURITIES
Apparel And Accessory Stores - 2.98%
 Gap, Inc. (The),
   6.9%, 9-15-2007 .......................   $ 2,500 $
2,748,125

Building Materials and Garden Supplies - 1.14%
 Home Depot, Inc. (The), Convertible,
   3.25%, 10-1-2001 ......................       400
1,056,500

Chemicals and Allied Products - 0.31%
 American Home Products Corporation,
   7.9%, 2-15-2005 .......................       250
282,510

Communication - 0.16%
 Southwestern Bell Telephone Company,
   5.77%, 10-14-2003 .....................       150
151,983

Depository Institutions - 0.28%
 Wachovia Corporation,
   6.25%, 8-4-2008 .......................       250
260,033

Electronic and Other Electric Equipment - 0.19%
 Cooper Industries, Inc.,
   6.0%, 1-1-99 (Exchangeable) ...........       243
173,812

Food and Kindred Products - 0.57%
 Coca-Cola Enterprises Inc.,
   6.7%, 10-15-2036 ......................       500
529,425

Miscellaneous Manufacturing Industries - 0.28%
 Tyco International Group S.A.,
   6.375%, 6-15-2005 .....................       250
254,845

Nondepository Institutions - 1.10%
 National Rural Utilities Cooperative
   Finance Corp.,
   6.1%, 12-22-2000 ......................     1,000
1,014,900

Television Broadcasting Stations - 0.70%
 Clear Channel Communications, Inc., Convertible,
   2.625%, 4-1-2003 ......................       600
642,750

Transportation by Air - 0.44%
 Southwest Airlines Co.,
   7.875%, 9-1-2007 ......................       360
402,437

TOTAL CORPORATE DEBT SECURITIES - 8.15%               $
7,517,320
 (Cost: $6,693,766)


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE BALANCED PORTFOLIO
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands
Value

UNITED STATES GOVERNMENT SECURITIES
 Federal National Mortgage Association:
   6.51%, 5-6-2008 .......................   $   750   $
775,778
   6.19%, 7-7-2008 .......................       500
509,920
   7.0%, 9-1-2025 ........................     2,913
2,971,604
 Government National Mortgage Association,
   6.5%, 8-15-2028 .......................     1,505
1,519,894
 United States Treasury:
   5.5%, 2-28-99 .........................     1,000
1,001,090
   6.875%, 8-31-99 .......................       250
253,515
   7.75%, 11-30-99 .......................     1,500
1,540,785
   7.125%, 2-29-2000 .....................       500
513,435
   5.25%, 1-31-2001 ......................     2,000
2,024,680
   6.375%, 8-15-2002 .....................     1,100
1,160,324
   7.5%, 2-15-2005 .......................     2,250
2,576,250
   7.25%, 8-15-2022 ......................     4,000
4,978,760
   6.25%, 8-15-2023 ......................     5,250
5,867,715
   6.75%, 8-15-2026 ......................     3,000
3,593,910

TOTAL UNITED STATES GOVERNMENT SECURITIES - 31.76%   $
29,287,660
 (Cost: $28,077,086)

SHORT-TERM SECURITIES
Commercial Paper
 Chemicals and Allied Products - 3.25%
 du Pont (E.I.) de Nemours and Company,
   5.13%, 1-12-99 ........................     3,000
2,995,298

 Fabricated Metal Products - 2.44%
 Danaher Corporation,
   5.6288%, Master Note ..................     2,252
2,252,000

 Food and Kindred Products - 0.71%
 General Mills, Inc.,
   5.4838%, Master Note ..................       649
649,000

 Food Stores - 4.22%
 Albertson's Inc.,
   5.45%, 1-12-99 ........................     3,900
3,893,505

 Textile Mill Products - 2.16%
 Sara Lee Corporation,
   5.4788%, Master Note ..................     1,992
1,992,000

 Transportation Equipment - 4.33%
 Dana Corporation,
   6.5%, 1-6-99 ..........................     4,000
3,996,389


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE BALANCED PORTFOLIO
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands
Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Wholesale Trade -- Nondurable Goods - 1.63%
 McKesson Corp.,
   6.05%, 1-5-99 .........................    $1,500  $
1,498,992

TOTAL SHORT-TERM SECURITIES - 18.74%
$17,277,184
 (Cost: $17,277,184)

TOTAL INVESTMENT SECURITIES - 98.91%
$91,211,094
 (Cost: $80,420,547)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.09%
1,008,994

NET ASSETS - 100.00%
$92,220,088


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE ASSET STRATEGY PORTFOLIO
DECEMBER 31, 1998

                                              Shares
Value

COMMON STOCKS
Business Services - 0.78%
 Cerner Corporation*  ....................     4,100     $
109,931

Chemicals and Allied Products - 5.05%
 Bristol-Myers Squibb Company  ...........     1,400
187,338
 Merck & Co., Inc.  ......................     1,000
147,687
 Pfizer Inc.  ............................       900
112,894
 Warner-Lambert Company  .................     3,500
263,156
   Total .................................
711,075

Communication - 5.17%
 Bell Atlantic Corporation  ..............     3,300
174,900
 Cox Communications, Inc., Class A*  .....     2,400
165,900
 Intermedia Communications of
   Florida, Inc.* ........................     7,900
136,769
 SBC Communications Inc.  ................     3,550
190,369
 TCA Cable TV, Inc.  .....................     1,700
60,615
   Total .................................
728,553

Eating and Drinking Places - 1.18%
 Wendy's International, Inc.  ............     7,600
165,775

Electric, Gas and Sanitary Services - 6.28%
 Allied Waste Industries, Inc. New*  .....     9,800
231,525
 Consolidated Edison, Inc.  ..............     2,600
137,475
 DQE, Inc.  ..............................     3,600
158,175
 Montana Power Company (The)  ............     3,600
203,625
 Texas Utilities Company  ................     3,300
154,069
   Total .................................
884,869

Electronic and Other Electric Equipment - 3.66%
 Analog Devices, Inc.*  ..................     4,800
150,600
 Gemstar International Group Limited*  ...     1,100
62,940
 Intel Corporation  ......................     1,400
165,944
 Micron Technology, Inc.*  ...............     2,700
136,519
   Total .................................
516,003

Fabricated Metal Products - 0.50%
 Newell Co.  .............................     1,700
70,125

Health Services - 0.58%
 Tenet Healthcare Corporation*  ..........     3,100
81,375


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE ASSET STRATEGY PORTFOLIO
DECEMBER 31, 1998

                                              Shares
Value

COMMON STOCKS (Continued)
Industrial Machinery and Equipment - 1.39%
 Baker Hughes Incorporated  ..............     3,900    $
68,981
 Cooper Cameron Corporation*  ............     2,600
63,700
 Smith International, Inc.*  .............     2,500
62,969
   Total .................................
195,650

Instruments and Related Products - 2.44%
 Baxter International Inc.  ..............     2,100
135,056
 Guidant Corporation  ....................       600
66,150
 Medtronic, Inc.  ........................       800
59,400
 Uniphase Corporation*  ..................     1,200
83,325
   Total .................................
343,931

Insurance Carriers - 0.92%
 Chubb Corporation (The)  ................     2,000
129,750

Metal Mining - 1.44%
 Barrick Gold Corporation  ...............     3,550
69,225
 Battle Mountain Gold Company  ...........    12,300
50,737
 Homestake Mining Company  ...............     5,325
48,923
 Kinross Gold Corporation (A)* ...........    15,000
34,597
   Total .................................
203,482

Motion Pictures - 1.45%
 Time Warner Incorporated  ...............     3,300
204,806

Oil and Gas Extraction - 2.59%
 Burlington Resources Incorporated  ......     4,300
153,994
 Noble Affiliates, Inc.  .................     6,100
150,212
 Schlumberger Limited  ...................     1,300
59,963
   Total .................................
364,169

Paper and Allied Products - 0.61%
 IVEX Packaging Corporation*  ............     3,700
86,025

Real Estate - 0.69%
 ElderTrust  .............................     8,500
97,750

Television Broadcasting Stations - 1.01%
 Clear Channel Communications, Inc.*  ....     2,600
141,700

Transportation Equipment - 1.09%
 Newport News Shipbuilding Inc.  .........     4,600
153,813

Wholesale Trade - Durable Goods - 1.01%
 Johnson & Johnson  ......................     1,700
142,588

TOTAL COMMON STOCKS - 37.84%                            $
5,331,370
 (Cost: $4,930,233)


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE ASSET STRATEGY PORTFOLIO
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands
Value

UNITED STATES GOVERNMENT SECURITIES
 Federal Home Loan Banks:
   6.2%, 2-27-2004 .......................    $  200    $
200,014
   6.225%, 2-27-2004 .....................       200
199,438
   6.02%, 3-30-2006 ......................       200
198,250
 Federal Home Loan Mortgage Corporation,
   6.5%, 2-15-2023 .......................     1,873
242,698
 United States Treasury:
   5.625%, 12-31-2002 ....................     3,350
3,461,488
   5.875%, 11-15-2005 ....................       400
426,688
   6.125%, 8-15-2007 .....................     2,450
2,675,866
   5.25%, 11-15-2028 .....................       200
204,750

TOTAL UNITED STATES GOVERNMENT SECURITIES - 54.00%      $
7,609,192
 (Cost: $7,596,352)

SHORT-TERM SECURITIES
Commercial Paper
 Fabricated Metal Products - 3.73%
 Danaher Corporation,
   5.6288%, Master Note ..................       525
525,000

 Food and Kindred Products - 0.96%
 General Mills, Inc.,
   5.4838%, Master Note ..................       135
135,000

 Textile Mill Products - 3.73%
 Sara Lee Corporation,
   5.4788%, Master Note ..................       526
526,000

TOTAL SHORT-TERM SECURITIES - 8.42%                     $
1,186,000
 (Cost: $1,186,000)

TOTAL INVESTMENT SECURITIES - 100.26%
$14,126,562
 (Cost: $13,712,585)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.26%)
(36,964)

NET ASSETS - 100.00%
$14,089,598


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE MONEY MARKET PORTFOLIO
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands
Value

BANK OBLIGATIONS
Certificates of Deposit - 3.70%
 Yankee
 Societe Generale - New York,
   5.55%, 2-9-99 .........................    $1,000  $
999,654
 Svenska Handelsbanken,
   5.79%, 5-7-99 .........................     1,000
999,059
   Total .................................
1,998,713

Commercial Paper - 2.77%
 ANZ (DE) Inc.,
   6.1%, 1-4-99 ..........................     1,500
1,499,237

Notes - 5.08%
 Abbey National Treasury Services PLC,
   5.64%, 7-15-99 ........................     1,000
998,887
 Shawmut National Corporation,
   (Fleet Financial Group Inc.),
   8.625%, 12-15-99 ......................     1,690
1,744,804
   Total .................................
2,743,691

TOTAL BANK OBLIGATIONS - 11.55%                       $
6,241,641
 (Cost: $6,241,641)

CORPORATE OBLIGATIONS
Commercial Paper
 Chemicals and Allied Products - 5.89%
 du Pont (E.I.) de Nemours and Company,
   5.13%, 1-12-99 ........................     1,000
998,433
 Monsanto Company,
   5.09%, 3-5-99 .........................     2,200
2,180,404
   Total .................................
3,178,837

 Electric, Gas and Sanitary Services - 16.51%
 Allegheny Energy Inc.,
   5.17%, 3-4-99 .........................     2,000
1,982,192
 Bay State Gas Co.,
   5.32%, 1-13-99 ........................     2,200
2,196,099
 Central Illinois Light Co.,
   5.22%, 1-12-99 ........................     1,650
1,647,368
 PacifiCorp.,
   5.07%, 1-19-99 ........................       800
797,972
 Questar Corp.:
   5.37%, 1-6-99 .........................     1,100
1,099,180
   5.2%, 1-12-99 .........................     1,200
1,198,093
   Total .................................
8,920,904


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE MONEY MARKET PORTFOLIO
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands
Value

CORPORATE OBLIGATIONS (Continued)
Commercial Paper (Continued)
 Engineering and Management Services - 4.25%
 Halliburton Co.:
   5.2%, 1-13-99 .........................    $1,000  $
998,267
   5.4%, 1-15-99 .........................     1,300
1,297,270
   Total .................................
2,295,537

 Fabricated Metal Products - 2.73%
 Danaher Corporation,
   5.6288%, Master Note ..................     1,477
1,477,000

 Food and Kindred Products - 2.38%
 General Mills, Inc.,
   5.4838%, Master Note ..................       135
135,000
 McCormick & Co. Inc.,
   5.14%, 1-4-99 .........................     1,150
1,149,507
   Total .................................
1,284,507

 Insurance Carriers - 3.69%
 Transamerica Finance Corp.,
   5.47%, 1-26-99 ........................     2,000
1,992,403

 Nondepository Institutions - 12.17%
 Avco Financial Services, Inc.,
   5.2%, 1-12-99 .........................     1,000
998,411
 General Electric Capital Corporation,
   5.07%, 2-18-99 ........................     1,200
1,191,888
 General Motors Acceptance Corporation,
   5.35%, 1-4-99 .........................     2,200
2,199,019
 Island Finance Puerto Rico Inc.,
   5.1%, 2-16-99 .........................     2,200
2,185,663
   Total .................................
6,574,981

 Oil and Gas Extraction - 4.22%
 Atlantic Richfield Co.,
   5.03%, 3-3-99 .........................     2,300
2,280,397

 Paper and Allied Products - 3.97%
 Sonoco Products Co.,
   5.16%, 1-19-99 ........................     2,150
2,144,453

 Personal Services - 3.67%
 Block Financial Corp.,
   5.13%, 2-26-99 ........................     2,000
1,984,040

Total Commercial Paper - 59.48%
32,133,059


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE MONEY MARKET PORTFOLIO
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands
Value

CORPORATE OBLIGATIONS (Continued)
Commercial Paper (backed by irrevocable bank
 letter of credit) - 2.77%
 Oil and Gas Extraction
 Louis Dreyfus Corp. (ABN-AMRO Bank N.V.),
   5.8%, 1-15-99 .........................    $1,500  $
1,496,617

Notes
 Auto Repair, Services and Parking - 2.78%
 PHH Corporation,
   4.86%, 3-11-99 ........................     1,500
1,499,538

 Electric, Gas and Sanitary Services - 3.70%
 Baltimore Gas and Electric Company,
   5.1812%, 3-1-99 .......................     2,000
1,999,936

 Nondepository Institutions - 3.71%
 General Electric Capital Corporation,
   5.0934%, 3-8-99 .......................     1,000
999,788
 Deere (John) Capital Corp.,
   6.43%, 8-9-99 .........................     1,000
1,004,294
   Total .................................
2,004,082

Total Notes - 10.19%
5,503,556

TOTAL CORPORATE OBLIGATIONS - 72.44%
$39,133,232
 (Cost: $39,133,232)

MUNICIPAL OBLIGATIONS
California - 4.63%
 California Pollution Control Financing Authority,
   Environmental Improvement Revenue Bonds
   (Shell Martinez Refining Company Project),
   Series 1996 (Taxable), (Shell Oil Company),
   5.28%, 2-5-99 .........................     2,000
2,000,000
 Oakland-Alameda County Coliseum Authority,
   Lease Revenue Bonds (Oakland Coliseum
   Arena Project), (Canadian Imperial Bank
   of Commerce),
   5.35%, 2-5-99 .........................       500
500,000
   Total .................................
2,500,000

Indiana - 3.70%
 City of Whiting, Indiana, Industrial Sewage
   and Solid Waste Disposal Revenue Bonds, Taxable
   Series 1995 (Amoco Oil Company Project),
   5.23%, 3-8-99 .........................     2,000
2,000,000


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE MONEY MARKET PORTFOLIO
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands
Value

MUNICIPAL OBLIGATIONS (Continued)
New Jersey - 0.38%
 New Jersey Economic Development Authority,
   Federally Taxable Variable Rate Demand/
   Fixed Rate Revenue Bonds (The Morey
   Organization, Inc. Project), Series of 1997
   (First Union National Bank),
   6.05%, 1-6-99 .........................    $  205  $
205,000

Pennsylvania - 3.13%
 Schuylkill County Industrial Development
   Authority, Commercial Development Revenue
   Bonds (Midway Supermarket, Inc. Project),
   Taxable Series of 1995 (First Union National Bank),
   6.05%, 1-6-99 .........................     1,490
1,490,000
 Montgomery County Industrial Development
   Authority, Taxable Fixed Rate/Variable
   Rate Demand Revenue Bonds (410 Horsham
   Associates Project), Series of 1995
   (First Union National Bank),
   6.05%, 1-6-99 .........................       200
200,000
   Total .................................
1,690,000

Texas - 1.84%
 Metrocrest Hospital Authority, Series 1989A
   (The Bank of New York),
   5.2843%, 2-2-99........................     1,000
995,303

TOTAL MUNICIPAL OBLIGATIONS - 13.68%                 $
7,390,303
 (Cost: $7,390,303)

UNITED STATES GOVERNMENT SECURITY - 2.59%
 Federal Farm Credit Bank,
   5.24%, 9-29-99 ........................    $1,400  $
1,400,000
 (Cost: $1,400,000)

TOTAL INVESTMENT SECURITIES - 100.26%
$54,165,176
 (Cost: $54,165,176)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.26%)
(142,430)

NET ASSETS - 100.00%
$54,022,746


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE LIMITED-TERM BOND PORTFOLIO
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands
Value

CORPORATE DEBT SECURITIES
Auto Repair, Services and Parking - 2.30%
 Hertz Corporation (The),
   7.375%, 6-15-2001 .....................      $100   $
103,794

Chemicals and Allied Products - 4.52%
 American Home Products Corporation,
   7.7%, 2-15-2000 .......................       100
102,800
 Praxair, Inc.,
   6.7%, 4-15-2001 .......................       100
101,514
   Total .................................
204,314

Communication - 2.37%
 GTE Corporation,
   9.375%, 12-1-2000 .....................       100
107,257

Depository Institutions - 4.76%
 BankAmerica Corporation,
   9.7%, 8-1-2000 ........................       100
106,327
 Wells Fargo & Company,
   8.375%, 5-15-2002 .....................       100
108,631
   Total .................................
214,958

Electric, Gas and Sanitary Services - 7.33%
 UtiliCorp United,
   6.875%, 10-1-2004 .....................       100
104,037
 WMX Technologies, Inc.,
   8.25%, 11-15-99 .......................       100
102,068
 Western Resources, Inc.,
   7.25%, 8-15-2002 ......................       120
125,214
   Total .................................
331,319

Electronic and Other Electric Equipment - 2.35%
 Black & Decker Corp.,
   7.5%, 4-1-2003 ........................       100
105,972

Furniture and Fixtures - 2.23%
 Masco Corporation,
   6.625%, 9-15-99 .......................       100
100,803

Instruments and Related Products - 5.72%
 Baxter International Inc.,
   7.625%, 11-15-2002 ....................       100
106,811
 Raytheon Company,
   6.3%, 8-15-2000 .......................       150
151,853
   Total .................................
258,664

Insurance Carriers - 3.38%
 American General Finance Corporation,
   6.2%, 3-15-2003 .......................       150
152,812


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE LIMITED-TERM BOND PORTFOLIO
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands
Value

CORPORATE DEBT SECURITIES (Continued)
Nondepository Institutions - 9.96%
 Associates Corporation of North America,
   8.25%, 12-1-99 ........................      $100   $
102,527
 Avco Financial Services, Inc.,
   7.375%, 8-15-2001 .....................       140
146,437
 Ford Motor Credit Company,
   5.75%, 1-25-2001 ......................       100
100,866
 General Motors Acceptance Corporation,
   7.75%, 1-15-99 ........................       100
100,069
   Total .................................
449,899

Oil and Gas Extraction - 2.63%
 USX Corporation,
   9.8%, 7-1-2001 ........................       110
118,851

Petroleum and Coal Products - 2.20%
 Chevron Corporation Profit Sharing/Savings
   Plan Trust Fund,
   8.11%, 12-1-2004 ......................        92
99,630

Railroad Transportation - 2.33%
 Union Pacific Corporation,
   7.875%, 2-15-2002 .....................       100
105,481

Security and Commodity Brokers - 2.28%
 Salomon Inc.,
   7.75%, 5-15-2000 ......................       100
102,927

Textile Mill Products - 2.22%
 Fruit of the Loom, Inc.,
   7.875%, 10-15-99 ......................       100
100,228

Wholesale Trade -- Durable Goods - 2.36%
 Westinghouse Electric Corporation,
   8.875%, 6-1-2001 ......................       100
106,497

TOTAL CORPORATE DEBT SECURITIES - 58.94%
$2,663,406
 (Cost: $2,618,466)


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE LIMITED-TERM BOND PORTFOLIO
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands
Value

UNITED STATES GOVERNMENT SECURITIES
 Federal Home Loan Mortgage Corporation:
   5.33%, 10-8-2002 ......................      $150   $
148,641
   7.0%, 5-15-2005 .......................        86
86,534
   6.05%, 9-15-2020 ......................       151
151,366
 Federal National Mortgage Association:
   6.0%, 11-1-2000 .......................        43
42,983
   6.4%, 12-27-2004 ......................       155
157,350
   7.95%, 3-7-2005 .......................       100
103,156
   6.21%, 8-15-2005 ......................       100
100,344
   7.5%, 11-15-2006 ......................       100
101,812
   6.5%, 12-1-2010 .......................        76
76,773
   6.0%, 1-1-2011 ........................        65
65,115
   6.5%, 2-1-2011 ........................        75
75,640
   7.0%, 5-1-2011 ........................        59
60,013
   7.0%, 7-1-2011 ........................        69
70,727
   7.0%, 9-1-2012 ........................        79
81,067
   6.0%, 10-1-2013 .......................        98
98,050
   11.0%, 10-1-2020 ......................        19
21,328
   7.0%, 4-1-2026 ........................        75
77,033
 Government National Mortgage Association,
   7.0%, 9-15-2008 .......................        50
51,533

TOTAL UNITED STATES GOVERNMENT SECURITIES - 34.73%
$1,569,465
 (Cost: $1,553,515)

TOTAL SHORT-TERM SECURITIES - 4.76%                    $
215,000
 (Cost: $215,000)

TOTAL INVESTMENT SECURITIES - 98.43%
$4,447,871
 (Cost: $4,386,981)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.57%
71,072

NET ASSETS - 100.00%
$4,518,943


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE BOND PORTFOLIO
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands
Value

CORPORATE DEBT SECURITIES
Chemicals and Allied Products - 3.79%
 Dow Capital BV,
   9.0%, 5-15-2010 .......................    $  500 $
617,530
 Dow Chemical Company (The),
   8.55%, 10-15-2009 .....................     1,000
1,195,820
 Procter & Gamble Company (The),
   8.0%, 9-1-2024 ........................     2,000
2,513,720
   Total .................................
4,327,070

Communication - 3.49%
 Bell Telephone Company of Pennsylvania (The),
   8.35%, 12-15-2030 .....................     1,000
1,301,850
 BellSouth Telecommunications, Inc.,
   5.85%, 11-15-2045 .....................     1,000
1,014,850
 Jones Intercable, Inc.,
   9.625%, 3-15-2002 .....................       500
538,750
 Tele-Communications, Inc.,
   6.58%, 2-15-2005 ......................     1,000
1,135,930
   Total .................................
3,991,380

Depository Institutions - 10.46%
 AmSouth Bancorporation,
   6.75%, 11-1-2025 ......................     1,500
1,570,005
 Chevy Chase Savings Bank, F.S.B.,
   9.25%, 12-1-2005 ......................       500
500,000
 Citicorp,
   9.5%, 2-1-2002 ........................       500
554,905
 First Union Corporation:
   6.824%, 8-1-2026 ......................     1,132
1,253,984
   6.55%, 10-15-2035 .....................       525
553,030
 Kansallis-Osake-Pankki,
   10.0%, 5-1-2002 .......................     1,000
1,124,200
 NBD Bank, National Association,
   8.25%, 11-1-2024 ......................     1,000
1,225,900
 NationsBank Corporation,
   8.57%, 11-15-2024 .....................     1,000
1,245,290
 Riggs National Corporation,
   8.5%, 2-1-2006 ........................     1,500
1,561,260
 SouthTrust Bank of Alabama, N.A.:
   5.58%, 2-6-2006 .......................     1,000
994,210
   7.69%, 5-15-2025 ......................       500
589,325
 Wachovia Corporation,
   6.605%, 10-1-2025 .....................       750
782,055
   Total .................................
11,954,164


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE BOND PORTFOLIO
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands
Value

CORPORATE DEBT SECURITIES (Continued)
Electric, Gas and Sanitary Services - 9.32%
 Cajun Electric Power Cooperative, Inc.,
   8.92%, 3-15-2019 ......................    $1,500 $
1,590,660
 California Infrastructure and Economic
   Development Bank, Special Purpose
   Trust:
   PG&E-1,
   6.42%, 9-25-2008 ......................     1,000
1,030,420
   SCE-1,
   6.38%, 9-25-2008 ......................     1,000
1,037,700
 Cleveland Electric Illuminating Co. (The),
   9.5%, 5-15-2005 .......................       678
740,383
 El Paso Electric Company,
   7.25%, 2-1-99 .........................       500
500,405
 Entergy Arkansas, Inc.,
   7.5%, 8-1-2007 ........................       750
778,320
 Kansas Gas and Electric Company,
   7.6%, 12-15-2003 ......................     1,000
1,074,860
 Niagara Mohawk Power Corporation:
   9.5%, 6-1-2000 ........................       500
524,455
   7.375%, 7-1-2003 ......................       500
513,215
 Pacific Gas & Electric Co.,
   6.875%, 12-1-99 .......................       500
500,605
 Pennsylvania Power & Light Co.,
   9.25%, 10-1-2019 ......................       656
701,585
 Southern Company Capital Trust I,
   8.19%, 2-1-2037 .......................     1,500
1,658,655
   Total .................................
10,651,263

Fabricated Metal Products - 0.42%
 Mark IV Industries, Inc.,
   7.5%, 9-1-2007 ........................       500
476,250

Food and Kindred Products - 2.80%
 Anheuser-Busch Companies, Inc.,
   7.0%, 9-1-2005 ........................       500
528,225
 Coca-Cola Enterprises Inc.,
   0.0%, 6-20-2020 .......................    10,000
2,675,700
   Total .................................
3,203,925

Food Stores - 0.48%
 Kroger Co. (The),
   7.65%, 4-15-2007 ......................       500
548,015

General Merchandise Stores - 0.23%
 Fred Meyer, Inc.,
   7.15%, 3-1-2003 .......................       250
260,095


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE BOND PORTFOLIO
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands
Value

CORPORATE DEBT SECURITIES (Continued)
Health Services - 0.90%
 Tenet Healthcare Corporation:
   7.875%, 1-15-2003 .....................    $  500  $
510,000
   8.625%, 12-1-2003 .....................       500
523,750
   Total .................................
1,033,750

Holding and Other Investment Offices - 0.43%
 Bay Apartment Communities, Inc.,
   6.5%, 1-15-2005 .......................       500
486,040

Instruments and Related Products - 0.67%
 Raytheon Company,
   6.45%, 8-15-2002 ......................       750
769,215

Insurance Carriers - 0.46%
 Reliance Group Holdings, Inc.,
   9.0%, 11-15-2000 ......................       500
520,775

Nondepository Institutions - 6.69%
 Asset Securitization Corporation,
   7.49%, 4-14-2029 ......................     1,244
1,342,301
 CHYPS CBO 1997-1 Ltd.,
   6.72%, 1-15-2010 (C) ..................     1,500
1,507,035
 Chrysler Financial Corporation,
   12.75%, 11-1-99 .......................     1,000
1,060,640
 General Motors Acceptance Corporation,
   8.875%, 6-1-2010 ......................       500
625,780
 IMC Home Equity Loan Trust,
   6.9%, 1-20-2022 .......................     1,000
1,008,120
 National Rural Utilities Cooperative
   Finance Corp.,
   6.1%, 12-22-2000 ......................       500
507,450
 Residential Asset Securities Corporation,
   Mortgage Pass-Through Certificates,
   8.0%, 10-25-2024 ......................     1,000
1,019,220
 Westinghouse Electric Corporation,
   8.875%, 6-14-2014 .....................       500
580,220
   Total .................................
7,650,766

Oil and Gas Extraction - 2.58%
 Anadarko Petroleum Corporation,
   7.25%, 3-15-2025 ......................     1,000
1,036,790
 Mitchell Energy & Development Corp.,
   9.25%, 1-15-2002 ......................        27
28,738


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE BOND PORTFOLIO
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands
Value

CORPORATE DEBT SECURITIES (Continued)
Oil and Gas Extraction (Continued)
 Oryx Energy Company,
   10.0%, 4-1-2001 .......................   $   400  $
430,768
 Pemex Finance Ltd.,
   5.72%, 11-15-2003 (C) .................       500
499,325
 YPF Sociedad Anoima,
   8.0%, 2-15-2004 .......................     1,000
950,000
   Total .................................
2,945,621

Paper and Allied Products - 1.37%
 Boise Cascade Office Products Corporation,
   9.875%, 2-15-2001 .....................       500
501,880
 Canadian Pacific Forest Products Ltd.,
   9.25%, 6-15-2002 ......................     1,000
1,064,360
   Total .................................
1,566,240

Printing and Publishing - 1.31%
 News America Holdings Incorporated,
   7.45%, 6-1-2000 .......................       500
511,445
 Quebecor Printing Capital Corporation,
   6.5%, 8-1-2027 ........................     1,000
982,460
   Total .................................
1,493,905

Railroad Transportation - 0.54%
 CSX Corporation,
   6.95%, 5-1-2027 .......................       575
612,737

Security and Commodity Brokers - 0.87%
 Salomon Inc.,
   3.65%, 2-14-2002 ......................     1,000
999,660

Stone, Clay and Glass Products - 1.12%
 Owens-Illinois, Inc.,
   7.15%, 5-15-2005 ......................       750
751,658
 USG Corporation,
   9.25%, 9-15-2001 ......................       500
533,925
   Total .................................
1,285,583

Transportation Equipment - 0.46%
 Coltec Industries Inc.,
   7.5%, 4-15-2008 .......................       500
529,375

United States Postal Service - 0.22%
 Postal Square Limited Partnership,
   6.5%, 6-15-2022 .......................       245
252,002


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE BOND PORTFOLIO
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands
Value

CORPORATE DEBT SECURITIES (Continued)
Wholesale Trade -- Durable Goods - 1.66%
 Motorola, Inc.,
   8.4%, 8-15-2031 .......................  $  1,500 $
1,903,035

TOTAL CORPORATE DEBT SECURITIES - 50.27%             $
57,460,866
 (Cost: $54,500,916)

OTHER GOVERNMENT SECURITIES
Canada - 4.54%
 Hydro-Quebec:
   8.05%, 7-7-2024 .......................     1,000
1,200,050
   7.4%, 3-28-2025 .......................     1,000
1,242,040
 Province de Quebec:
   5.67%, 2-27-2026 ......................     1,500
1,642,035
   6.29%, 3-6-2026 .......................     1,000
1,107,010
   Total .................................
5,191,135

Supranational - 1.08%
 Inter-American Development Bank,
   8.4%, 9-1-2009 ........................     1,000
1,231,370

TOTAL OTHER GOVERNMENT SECURITIES - 5.62%            $
6,422,505
 (Cost: $5,650,009)

UNITED STATES GOVERNMENT SECURITIES
 Federal Home Loan Mortgage Corporation:
   5.89%, 7-17-2003 ......................     1,000
1,013,440
   7.5%, 2-15-2007 .......................     1,787
1,813,175
   7.5%, 11-15-2017 ......................        60
60,090
   6.5%, 9-25-2018 .......................       500
517,185
   7.5%, 4-15-2019 .......................     1,606
1,628,712
   7.95%, 12-15-2020 .....................     1,532
1,543,563
   6.25%, 1-15-2021 ......................     4,000
4,035,000
 Federal National Mortgage Association:
   5.98%, 6-18-2003 ......................     1,000
1,015,470
   5.875%, 7-16-2003 .....................     2,250
2,279,520
   0.0%, 2-12-2018 .......................     2,500
808,000
   0.0%, 10-9-2019 .......................     6,750
2,014,470
   7.0%, 9-25-2020 .......................       500
508,590
   6.5%, 8-25-2021 .......................       500
503,045


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE BOND PORTFOLIO
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands
Value

UNITED STATES GOVERNMENT SECURITIES (Continued)
 Government National Mortgage Association:
   7.5%, 7-15-2023 .......................    $1,216 $
1,255,171
   7.5%, 12-15-2023 ......................     1,648
1,700,249
   8.0%, 9-15-2025 .......................     1,190
1,246,648
   7.0%, 7-20-2027 .......................       570
580,732
   7.0%, 8-20-2027 .......................     1,159
1,179,847
   7.75%, 10-15-2031 .....................       317
330,399
 United States Treasury:
   5.75%, 10-31-2000 .....................     6,000
6,114,360
   5.25%, 1-31-2001 ......................     1,000
1,012,340
   6.5%, 8-15-2005 .......................     1,500
1,648,590
   6.5%, 10-15-2006 ......................     7,000
7,764,540
   0.0%, 2-15-2019 .......................     1,750
573,388
 Miscellaneous United States Government Backed
   Securities:
   Tennessee Valley Authority,
    5.88%, 4-1-2036  .....................       750
795,855
   United States Department of Veterans Affairs,
    Guaranteed Remic Pass-Through Certificates,
    Vendee Mortgage Trust:
    1997-2 Class C,
    7.5%, 8-15-2017  .....................     2,000
2,037,500
    1998-1 Class 2B,
    7.0%, 5-15-2005  .....................       250
256,015

TOTAL UNITED STATES GOVERNMENT SECURITIES - 38.70%   $
44,235,894
 (Cost: $43,650,442)

TOTAL SHORT-TERM SECURITIES - 3.97%                  $
4,531,000
 (Cost: $4,531,000)

TOTAL INVESTMENT SECURITIES - 98.56%
$112,650,265
 (Cost: $108,332,367)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.44%
1,645,786

NET ASSETS - 100.00%
$114,296,051


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
DECEMBER 31, 1998
                                              Shares
Value

COMMON STOCKS AND WARRANTS
Communication - 0.88%
 Allegiance Telecom, Inc., Warrants (C)*       1,000   $
3,000
 Concentric Network Corporation,
   Warrants (C)* .........................       750
111,683
 Heartland Wireless Communications,
   Inc., Warrants (C)* ...................     3,000
30
 Infinity Broadcasting Corporation,
   Class A* ..............................    31,200
854,100
 Iridium LLC, Warrants (C)*  .............       500
62,500
 Microcell Telecommunications Inc.,
   Warrants (C)* .........................     5,000
62,500
 OnePoint Communications Corp.,
   Warrants (C)* .........................       900
900
 Pathnet, Inc., Warrants (C)*  ...........       500
5,000
 Primus Telecommunications Group,
   Incorporated, Warrants* ...............       500
6,250
   Total .................................
1,105,963

Electronic and Other Electric Equipment - 0.01%
 Powertel, Inc., Warrants*  ..............     2,400
6,600

Food and Kindred Products - 1.07%
 Keebler Foods Company*  .................    36,000
1,354,500

Furniture and Fixtures - 0.24%
 Lear Corporation*  ......................     8,000
308,000

Health Services - 0.01%
 LTC Healthcare, Inc.*  ..................     6,666
17,915

Holding and Other Investment Offices - 0.42%
 LTC Properties, Inc.  ...................    31,666
526,447

Instruments and Related Products - 0.94%
 Maxxim Medical, Inc.*  ..................    40,000
1,190,000

Paper and Allied Products - 0.00%
 SF Holdings Group, Inc., Class C (C)*  ..     2,000
4,000

TOTAL COMMON STOCKS AND WARRANTS - 3.57%             $
4,513,425
 (Cost: $3,518,726)

PREFERRED STOCKS
Communication - 0.46%
 IXC Communications, Inc., 12.5%  ........       580
585,800

Depository Institutions - 0.25%
 California Federal Preferred Capital
   Corporation, 9.125% ...................    12,500
314,062


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
DECEMBER 31, 1998
                                              Shares
Value

PREFERRED STOCKS (CONTINUED)
Printing and Publishing - 0.41%
 PRIMEDIA Inc., 10.0%  ...................     5,000 $
518,750

TOTAL PREFERRED STOCKS - 1.12%                       $
1,418,612
 (Cost: $1,400,563)

                                           Principal
                                           Amount in
                                           Thousands
Value

CORPORATE DEBT SECURITIES
Agricultural Production -- Crops - 0.85%
 Frank's Nursery & Crafts, Inc.,
   10.25%, 3-1-2008 ......................    $  750 $
735,000
 Hines Horticulture, Inc.,
   11.75%, 10-15-2005 ....................       325
344,500
   Total .................................
1,079,500

Agricultural Production -- Livestock - 0.24%
 Pilgrim's Pride Corporation,
   10.875%, 8-1-2003 .....................       300
309,000

Amusement and Recreation Services - 3.44%
 American Skiing Company,
   12.0%, 7-15-2006 ......................     1,000
1,042,500
 Premier Parks Inc.,
   0.0%, 4-1-2008 (D) ....................     2,500
1,700,000
 Showboat Marina Casino Partnership,
   13.5%, 3-15-2003 ......................       500
565,000
 Trump Hotels & Casino Resorts
   Holdings, L.P.,
   15.5%, 6-15-2005 ......................     1,000
1,040,000
   Total .................................
4,347,500

Apparel and Accessory Stores - 0.39%
 Wilsons The Leather Experts Inc.,
   11.25%, 8-15-2004 .....................       500
495,000

Apparel and Other Textile Products - 0.82%
 Consoltex Group Inc.,
   11.0%, 10-1-2003 ......................     1,000
1,031,250

Auto Repair, Services and Parking - 0.55%
 Safelite Glass Corp.,
   9.875%, 12-15-2006 (C) ................       750
697,500

Building Materials and Garden Supplies - 0.79%
 ISG Resources, Inc.,
   10.0%, 4-15-2008 ......................     1,000
1,000,000


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands
Value

CORPORATE DEBT SECURITIES (Continued)
Business Services - 2.49%
 Adams Outdoor Advertising Limited Partnership,
   10.75%, 3-15-2006 .....................    $  750 $
810,000
 DecisionOne Holdings Corp., Units,
   0.0%, 8-1-2008 (D)(E) .................     1,750
367,500
 Federal Data Corporation,
   10.125%, 8-1-2005 .....................       500
495,000
 Lamar Advertising Company,
   9.625%, 12-1-2006 .....................     1,000
1,080,000
 Rental Service Corporation,
   9.0%, 5-15-2008 .......................       400
390,000
   Total .................................
3,142,500

Chemicals and Allied Products - 1.69%
 Aqua-Chem, Inc.,
   11.25%, 7-1-2008 (C) ..................       750
712,500
 Dade International Inc.,
   11.125%, 5-1-2006 .....................       500
550,000
 Spinnaker Industries, Inc.,
   10.75%, 10-15-2006 ....................     1,000
870,000
   Total .................................
2,132,500

Communication - 24.26%
 Adelphia Communications Corporation:
   10.25%, 7-15-2000 .....................       500
518,750
   9.25%, 10-1-2002 ......................       500
527,500
   10.5%, 7-15-2004 ......................       500
547,500
   9.875%, 3-1-2007 ......................       500
553,125
 Allegiance Telecom, Inc.,
   0.0%, 2-15-2008 (D) ...................     1,000
470,000
 American Radio Systems Corporation,
   9.0%, 2-1-2006 ........................       750
815,625
 CSC Holdings, Inc.,
   9.875%, 2-15-2013 .....................     1,450
1,616,750
 Chancellor Media Corporation of Los Angeles,
   8.0%, 11-1-2008 (C) ...................       750
766,875
 Comcast Corporation,
   9.5%, 1-15-2008 .......................       350
366,163
 Concentric Network Corporation,
   12.75%, 12-15-2007 ....................       750
757,500
 Crown Castle International Corp.,
   0.0%, 11-15-2007 (D) ..................       500
347,500
 Diamond Cable Communications Plc,
   0.0%, 12-15-2005 (D) ..................       500
411,250


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands
Value

CORPORATE DEBT SECURITIES (Continued)
Communication (Continued)
 GST Telecommunications,
   0.0%, 11-15-2007 (D) ..................    $1,000   $
955,000
 Hyperion Telecommunications, Inc.,
   0.0%, 4-15-2003 (D) ...................     2,000
1,440,000
 ICG Services, Inc.,
   0.0%, 5-1-2008 (D) ....................       900
450,000
 ITC /\ DeltaCom, Inc.:
   8.875%, 3-1-2008 ......................       500
502,500
   9.75%, 11-15-2008 (C) .................       500
517,500
 IXC Communications, Inc.,
   9.0%, 4-15-2008 .......................       500
503,750
 Intermedia Communications, Inc.,
   8.5%, 1-15-2008 .......................       750
712,500
 Intermedia Communications of Florida, Inc.,
   0.0%, 5-15-2006 (D) ...................       750
585,000
 Iridium LLC and Iridium Capital Corporation:
   10.875%, 7-15-2005 ....................       650
549,250
   11.25%, 7-15-2005 .....................       500
427,500
   13.0%, 7-15-2005 ......................     1,000
915,000
 Marcus Cable Co.,
   0.0%, 12-15-2005 (D) ..................     1,000
955,000
 Marcus Cable Operating Company, L.P.,
   0.0%, 8-1-2004 (D) ....................     1,500
1,503,750
 Metromedia Fiber Network, Inc.,
   10.0%, 11-15-2008 (C) .................       500
512,500
 MetroNet Communications Corp.,
   0.0%, 6-15-2008 (D) ...................     1,000
600,000
 Microcell Telecommunications Inc.,
   0.0%, 6-1-2006 (D) ....................     1,750
1,321,250
 Nextel Communications, Inc.:
   0.0%, 8-15-2004 (D) ...................     1,500
1,455,000
   0.0%, 2-15-2008 (D) ...................     1,000
600,000
 NEXTLINK Communications, Inc.,
   9.625%, 10-1-2007 .....................       900
868,500
 OnePoint Communications Corp.,
   14.5%, 6-1-2008 (C) ...................       900
486,000
 Pathnet, Inc.,
   12.25%, 4-15-2008 .....................       500
350,000
 Primus Telecommunications Group, Incorporated,
   11.75%, 8-1-2004 ......................       500
525,000
 RSL Communications PLC,
   10.5%, 11-15-2008 (C) .................     2,000
1,945,000
 Salem Communications Corporation,
   9.5%, 10-1-2007 .......................       500
518,750
 Sprint Spectrum L.P.,
   0.0%, 8-15-2006 (D) ...................     1,000
910,000
 Time Warner Telecom LLC and
   Time Warner Telecom Inc.,
   9.75%, 7-15-2008 ......................       500
522,500


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands
Value

CORPORATE DEBT SECURITIES (Continued)
Communication (Continued)
 VersaTel Telecom International N.V., Units,
   13.25%, 5-15-2008 (C)(F) ..............    $  500  $
496,250
 WinStar Communications, Inc.:
   0.0%, 10-15-2005 (Convertible) (C)(D) .       500
700,000
   0.0%, 3-15-2008 (D) ...................     1,000
720,000
   10.0%, 3-15-2008 ......................       500
405,000
   Total .................................
30,651,038

Eating and Drinking Places - 1.71%
 Domino's Pizza, Inc.,
   10.375%, 1-15-2009 (C) ................       400
398,000
 Foodmaker, Inc.,
   8.375%, 4-15-2008 .....................     1,000
1,006,250
 NE Restaurant Company, Inc.,
   10.75%, 7-15-2008 .....................       750
761,250
   Total .................................
2,165,500

Electric, Gas and Sanitary Services - 1.61%
 Allied Waste North America, Inc.,
   7.875%, 1-1-2009 (C) ..................     2,000
2,032,500

Electronic and Other Electric Equipment - 2.95%
 Communications Instruments, Inc.,
   10.0%, 9-15-2004 ......................       450
433,125
 Echostar Communications Corporation:
   0.0%, 3-15-2004 (D) ...................       500
498,750
   0.0%, 6-1-2004 (D) ....................     1,000
1,025,000
 Elgar Holdings, Inc.,
   9.875%, 2-1-2008 ......................       500
460,000
 Intercel, Inc.,
   0.0%, 2-1-2006 (D) ....................       750
566,250
 Telex Communications, Inc.,
   10.5%, 5-1-2007 .......................       500
449,375
 WESCO International, Inc.,
   0.0%, 6-1-2008 (D) ....................       500
300,000
   Total .................................
3,732,500


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands
Value

CORPORATE DEBT SECURITIES (Continued)
Engineering and Management Services - 0.42%
 United International Holdings, Inc.,
   0.0%, 2-15-2008 (D) ...................    $1,000 $
530,000

Fabricated Metal Products - 3.44%
 AXIA Incorporated,
   10.75%, 7-15-2008 .....................       750
761,250
 Neenah Corporation,
   11.125%, 5-1-2007 .....................     1,500
1,552,500
 Nortek, Inc.,
   9.875%, 3-1-2004 ......................       500
512,500
 Safety Components International, Inc.,
   10.125%, 7-15-2007 ....................     1,000
1,008,750
 U.S. Can Corporation,
   10.125%, 10-15-2006 ...................       500
515,000
   Total .................................
4,350,000

Food and Kindred Products - 0.79%
 Eagle Family Foods, Inc.,
   8.75%, 1-15-2008 ......................       500
475,000
 Southern Foods Group, L.P. and
   SFG Capital Corporation,
   9.875%, 9-1-2007 ......................       500
520,625
   Total .................................
995,625

Food Stores - 0.77%
 Big V Supermarkets, Inc.,
   11.0%, 2-15-2004 ......................       500
490,000
 Pueblo Xtra International, Inc.,
   9.5%, 8-1-2003 ........................       500
480,000
   Total .................................
970,000

Health Services - 1.83%
 Multicare Companies, Inc. (The),
   9.0%, 8-1-2007 ........................       750
690,000
 Paragon Health Network, Inc.:
   0.0%, 11-1-2007 (D) ...................       750
363,750
   9.5%, 11-1-2007 .......................       900
733,500
 Tenet Healthcare Corporation,
   8.625%, 1-15-2007 .....................       500
522,500
   Total .................................
2,309,750

Heavy Construction, Except Building - 1.28%
 Level 3 Communications, Inc.:
   9.125%, 5-1-2008 ......................       750
743,438
   0.0%, 12-1-2008 (C)(D) ................     1,500
877,500
   Total .................................
1,620,938


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands
Value

CORPORATE DEBT SECURITIES (Continued)
Hotels and Other Lodging Places - 4.63%
 CapStar Hotel Company,
   8.75%, 8-15-2007 ......................    $  500 $
490,000
 MGM Grand, Inc.,
   6.875%, 2-6-2008 ......................     1,000
916,210
 Prime Hospitality Corp.:
   9.25%, 1-15-2006 ......................     1,500
1,558,125
   9.75%, 4-1-2007 .......................       500
502,500
 Station Casinos, Inc.:
   10.125%, 3-15-2006 ....................       500
523,750
   8.875%, 12-1-2008 (C) .................     1,850
1,863,875
   Total .................................
5,854,460

Industrial Machinery and Equipment - 3.65%
 Falcon Building Products, Inc.,
   0.0%, 6-15-2007 (D) ...................     2,000
1,150,000
 Morris Material Handling, Inc.,
   9.5%, 4-1-2008 ........................     1,000
730,000
 National Equipment Services, Inc.:
   10.0%, 11-30-2004 .....................       550
544,500
   10.0%, 11-30-2004 (C) .................       700
693,000
 Terex Corporation,
   8.875%, 4-1-2008 ......................     1,000
1,001,250
 Walbro Corporation,
   9.875%, 7-15-2005 .....................       500
495,000
   Total .................................
4,613,750

Instruments and Related Products - 1.69%
 Cole National Group, Inc.,
   9.875%, 12-31-2006 ....................       500
517,500
 Maxxim Medical, Inc.,
   10.5%, 8-1-2006 .......................     1,500
1,616,250
   Total .................................
2,133,750

Miscellaneous Manufacturing Industries - 1.06%
 AAi.Fostergrant, Inc.,
   10.75%, 7-15-2006 .....................       500
440,000
 Amscan Holdings Inc.,
   9.875%, 12-15-2007 ....................       500
470,000
 Hedstrom Corporation,
   10.0%, 6-1-2007 .......................       500
432,500
   Total .................................
1,342,500


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands
Value

CORPORATE DEBT SECURITIES (Continued)
Miscellaneous Retail - 0.84%
 Michaels Stores, Inc.,
   10.875%, 6-15-2006 ....................    $1,000 $
1,062,500

Motion Pictures - 2.11%
 AMC Entertainment, Inc.,
   9.5%, 3-15-2009 .......................       500
510,000
 Hollywood Theaters, Inc.,
   10.625%, 8-1-2007 .....................     1,500
1,117,500
 Regal Cinemas, Inc.:
   9.5%, 6-1-2008 ........................       400
412,000
   9.5%, 6-1-2008 (C) ....................       600
625,500
   Total .................................
2,665,000

Paper and Allied Products - 4.57%
 Buckeye Technologies Inc.,
   8.0%, 10-15-2010 ......................       750
720,000
 Container Corporation of America,
   11.25%, 5-1-2004 ......................     1,500
1,560,000
 Fort Howard Corporation,
   11.0%, 1-2-2002 .......................       420
419,765
 Mail-Well Corporation,
   10.5%, 2-15-2004 ......................       500
525,000
 Mail-Well I Corporation,
   8.75%, 12-15-2008 (C) .................     1,000
1,005,000
 Outsourcing Services Group, Inc.,
   10.875%, 3-1-2006 (C) .................       500
475,000
 Republic Group Incorporated,
   9.5%, 7-15-2008 .......................       750
733,125
 SF Holdings Group, Inc.,
   0.0%, 3-15-2008 (D) ...................     1,000
330,000
   Total .................................
5,767,890

Personal Services - 0.39%
 Prime Succession Acquisition Corp.,
   10.75%, 8-15-2004 .....................       500
490,625


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands
Value

CORPORATE DEBT SECURITIES (Continued)
Petroleum and Coal Products - 0.48%
 Building Materials Corporation of America,
   8.0%, 12-1-2008 (C) ...................    $  600  $
604,500

Primary Metal Industries - 0.72%
 Weirton Steel Corporation,
   11.375%, 7-1-2004 .....................       500
445,000
 Wheeling-Pittsburgh Corporation,
   9.25%, 11-15-2007 .....................       500
470,000
   Total .................................
915,000

Printing and Publishing - 4.38%
 American Media Operations, Inc.,
   11.625%, 11-15-2004 ...................     1,000
1,025,000
 Big Flower Press Holdings, Inc.,
   8.625%, 12-1-2008 (C) .................     1,000
1,003,750
 K-III Communications Corporation,
   8.5%, 2-1-2006 ........................       500
510,000
 Perry-Judd's Incorporated,
   10.625%, 12-15-2007 ...................     1,000
1,050,000
 TransWestern Publishing Company LLC,
   9.625%, 11-15-2007 ....................       900
939,375
 World Color Press, Inc.,
   8.375%, 11-15-2008 (C) ................     1,000
1,000,000
   Total .................................
5,528,125

Real Estate - 0.41%
 Delco Remy International, Inc.,
   8.625%, 12-15-2007 ....................       500
515,000

Rubber and Miscellaneous Plastics Products - 5.07%
 Graham Packaging Holdings Company and
   GPC Capital Corp. II,
   0.0%, 1-15-2009 (D) ...................     6,000
4,170,000
 Home Products International, Inc.,
   9.625%, 5-15-2008 .....................       750
738,750
 J.H. Heafner Company, Inc. (The):
   10.0%, 5-15-2008 ......................       500
506,250
   10.0%, 5-15-2008 (C) ..................       500
506,250
 LDM Technologies, Inc.,
   10.75%, 1-15-2007 .....................       500
490,000
   Total .................................
6,411,250

Social Services - 0.59%
 La Petite Academy, Inc. and LPA Holding Corp.,
   10.0%, 5-15-2008 ......................       750
742,500


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands
Value

CORPORATE DEBT SECURITIES (Continued)
Stone, Clay and Glass Products - 0.28%
 SIMCALA, Inc.,
   9.625%, 4-15-2006 .....................    $  500 $
357,500

Television Broadcasting Stations - 0.83%
 Allbritton Communications Company,
   9.75%, 11-30-2007 .....................       500
527,500
 LIN Holdings Corp.,
   0.0%, 3-1-2008 (D) ....................       750
517,500
   Total .................................
1,045,000

Textile Mill Products - 1.82%
 Avondale Mills, Inc.,
   10.25%, 5-1-2006 ......................       500
525,000
 Galey & Lord, Inc.,
   9.125%, 3-1-2008 ......................     1,500
1,305,000
 Glenoit Corporation,
   11.0%, 4-15-2007 ......................       500
468,750
   Total .................................
2,298,750

Transportation by Air - 1.21%
 Atlas Air, Inc.,
   9.375%, 11-15-2006 (C) ................     1,500
1,528,125

Transportation Equipment - 1.62%
 Federal-Mogul Corporation:
   7.75%, 7-1-2006 .......................     1,000
1,015,440
   7.875%, 7-1-2010 ......................       500
518,170
 Westinghouse Air Brake Company,
   9.375%, 6-15-2005 .....................       500
515,000
   Total .................................
2,048,610

Trucking and Warehousing - 0.43%
 Iron Mountain Incorporated,
   10.125%, 10-1-2006 ....................       500
542,500

Wholesale Trade -- Durable Goods - 0.93%
 Alvey Systems, Inc.,
   11.375%, 1-31-2003 ....................       696
702,960
 Sealy Mattress Company,
   9.875%, 12-15-2007 ....................       500
475,000
   Total .................................
1,177,960

Wholesale Trade -- Nondurable Goods - 0.76%
 Nebraska Book Company, Inc.,
   8.75%, 2-15-2008 ......................     1,000
953,750


               See Notes to Schedules of Investments on page
140.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
DECEMBER 31, 1998


Value

TOTAL CORPORATE DEBT SECURITIES - 88.79%
$112,191,646
 (Cost: $115,623,748)

TOTAL SHORT-TERM SECURITIES - 4.79%                  $
6,046,000
 (Cost $6,046,000)

TOTAL INVESTMENT SECURITIES - 98.27%
$124,169,683
 (Cost: $126,589,037)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.73%
2,183,767

NET ASSETS - 100.00%
$126,353,450


Notes to Schedules of Investments
*No dividends were paid during the preceding 12 months.
(A)  Listed on an exchange outside of the United States.
(B)  Each unit of Spiros Development Corporation II, Inc.
consists of one share
     of callable common stock, par value $0.001 per share, of Spiros Development
     Corporation II, Inc. and one warrant to purchase one-fourth of one share of common stock, par value $0.001 per share, of Dura
Pharmaceuticals, Inc.
(C) Security was purchased pursuant to Rule 144a under the Securities Act of
     1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, the value of these securities amounted to $2,006,360 and $19,696,738, respectively, or
     1.76% and 15.59%, respectively, of the total net assets in the Bond
     Portfolio and High Income Portfolio.
(D) The security does not bear interest for an initial period of time and subsequently becomes interest bearing.
(E)  Each Unit of DecisionOne Holdings Corp. consists of
$1,000 principal amount
     at maturity of 11.5% senior discount debentures due
2008 and one warrant to
     purchase 1.9 shares of common stock, par value $0.01 per share, of Quaker
     Holding Co.
(F) Each Unit of VersaTel Telecom B.V. consists of $1,000 principal amount of
     13.25% senior notes due 2008 and one warrant to purchase 6.667 ordinary shares of VersaTel, par value NLG 0.10 per share.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

TARGET/UNITED FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
(In Thousands,
 Except for Per Share Amounts)
Science and
                                  Growth         Income
Technology
                               Portfolio      Portfolio
Portfolio
Assets                       -----------     ----------    -
----------
 Investment securities--at
   value (Notes 1 and 3)        $824,475       $808,186
$34,568
 Cash   .................              1              2
2
 Receivables:
   Investment securities
    sold  ...............          1,379            ---
---
   Fund shares sold .....            612          1,186
151
   Dividends and interest            389          3,264
18
 Prepaid insurance premium             4              3
---
                                --------       --------
-------
    Total assets  .......        826,860        812,641
34,739
Liabilities                     --------       --------
-------
 Payable for investment
   securities purchased .          1,412            812
131
 Payable to Fund
   shareholders .........            141            301
3
 Accrued service
   fee (Note 2) .........            164            164
6
 Accrued accounting
   services fee (Note 2).              7              7
2
 Accrued management
   fee (Note 2) .........             16             15
1
 Other  .................              5              8
1
                                --------       --------
-------
    Total liabilities  ..          1,745          1,307
144
                                --------       --------
-------
      Total net assets ..       $825,115       $811,334
$34,595
Net Assets                      ========       ========
=======
 $0.01 par value capital stock
   Capital stock ........       $    887       $    658
$    42
   Additional paid-in capital    589,299        569,217
26,364
 Accumulated undistributed gain (loss):
   Accumulated undistributed net
    investment income  ..            ---            ---
---
   Accumulated net realized loss
    on investment transactions       ---            ---
---
   Distribution in excess of
    net realized gains  .            ---            ---
---
   Net unrealized appreciation
    (depreciation) of
    investments                  234,929        241,459
8,189
                                --------       --------
-------
    Net assets applicable to
      outstanding units
      of capital ........       $825,115       $811,334
$34,595
                                ========       ========
=======
Net asset value, redemption
 and offering price per share    $9.2989       $12.3351
$8.2750
                                 =======       ========
=======
Capital shares outstanding        88,733         65,774
4,181
Capital shares authorized        100,000        100,000
100,000
                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
(In Thousands,
 Except for Per Share Amounts)
                           International      Small Cap
Balanced
                               Portfolio      Portfolio
Portfolio
Assets                      ------------   ------------    -
----------
 Investment securities--at
   value (Notes 1 and 3)        $171,830       $184,788
$91,211
 Cash   .................              1              1
2
 Receivables:
   Investment securities
    sold  ...............            ---            ---
111
   Fund shares sold .....            134            147
234
   Dividends and interest            359             62
755
 Prepaid insurance premium             1              1
1
                                --------       --------
-------
    Total assets  .......        172,325        184,999
92,314
Liabilities                     --------       --------
-------
 Payable for investment
   securities purchased .          3,248          4,367
---
 Payable to Fund
   shareholders .........             41             18
70
 Accrued service
   fee (Note 2) .........             34             36
19
 Accrued accounting
   services fee (Note 2).              3              3
3
 Accrued management
   fee (Note 2) .........              4              4
1
 Other  .................             34              2
1
                                --------       --------
-------
    Total liabilities  ..          3,364          4,430
94
                                --------       --------
-------
      Total net assets ..       $168,961       $180,569
$92,220
Net Assets                      ========       ========
=======
 $0.01 par value capital stock
   Capital stock ........       $    216       $    229
$   130
   Additional paid-in capital    129,805        177,978
81,299
 Accumulated undistributed gain (loss):
   Accumulated undistributed net
    investment income  ..            ---            ---
---
   Accumulated net realized loss
    on investment transactions       ---            ---
---
   Distribution in excess of
    net realized gains  .            ---         (1,288)
---
   Net unrealized appreciation
    (depreciation) of
    investments  ........         38,940          3,650
10,791
                                --------       --------
-------
    Net assets applicable to
      outstanding units
      of capital ........       $168,961       $180,569
$92,220
                                ========       ========
=======
Net asset value, redemption
 and offering price per share    $7.8176        $7.9019
$7.1081
                                 =======       ========
=======
Capital shares outstanding        21,613         22,851
12,974
Capital shares authorized        100,000        100,000
50,000
                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
(In Thousands,
 Except for Per Share Amounts)     Asset
                                Strategy   Money Market
Limited-Term
                               Portfolio      Portfolio Bond
Portfolio
Assets                     -------------   ------------    -
----------
 Investment securities--at
   value (Notes 1 and 3)         $14,127        $54,165
$4,448
 Cash   .................              2              1
1
 Receivables:
   Investment securities
    sold  ...............            ---            ---
---
   Fund shares sold .....             43          1,746
3
   Dividends and interest             94            226
68
 Prepaid insurance premium           ---              1
---
                                 -------        -------
------
    Total assets  .......         14,266         56,139
4,520
Liabilities                      -------        -------
------
 Payable for investment
   securities purchased .            167            ---
---
 Payable to Fund
   shareholders .........              4          2,101
---
 Accrued service
   fee (Note 2) .........              3             11
1
 Accrued accounting
   services fee (Note 2).              1              3
---
 Accrued management
   fee (Note 2) .........            ---              1
---
 Other  .................              1            ---
---
                                 -------        -------
------
    Total liabilities  ..            176          2,116
1
                                 -------        -------
------
      Total net assets ..        $14,090        $54,023
$4,519
Net Assets                       =======        =======
======
 $0.01 par value capital stock
   Capital stock ........        $    26        $   540
$    9
   Additional paid-in capital     13,650         53,483
4,449
 Accumulated undistributed gain (loss):
   Accumulated undistributed net
    investment income  ..            ---            ---
---
   Accumulated net realized loss
    on investment transactions       ---            ---
---
   Distribution in excess of
    net realized gains  .            ---            ---
---
   Net unrealized appreciation
    (depreciation) of
    investments  ........            414            ---
61
                                 -------        -------
------
    Net assets applicable to
      outstanding units
      of capital ........        $14,090        $54,023
$4,519
                                 =======        =======
======
Net asset value, redemption
 and offering price per share    $5.3868        $1.0000
$5.2292
                                 =======       ========
=======
Capital shares outstanding         2,616         54,023
864
Capital shares authorized        100,000        100,000
50,000
                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
(In Thousands,
 Except for Per Share Amounts)
                                    Bond    High Income
                               Portfolio      Portfolio
Assets                     -------------  -------------
 Investment securities--at
   value (Notes 1 and 3)        $112,650       $124,170
 Cash   .................              2              2
 Receivables:
   Investment securities
    sold  ...............            ---            ---
   Fund shares sold .....            212             56
   Dividends and interest          1,537          2,236
 Prepaid insurance premium             1              1
                                --------       --------
    Total assets  .......        114,402        126,465
Liabilities                     --------       --------
 Payable for investment
   securities purchased .            ---            ---
 Payable to Fund
   shareholders .........             77             79
 Accrued service
   fee (Note 2) .........             23             26
 Accrued accounting
   services fee (Note 2).              3              3
 Accrued management
   fee (Note 2) .........              2              2
 Other  .................              1              2
                                --------       --------
    Total liabilities  ..            106            112
                                --------       --------
      Total net assets ..       $114,296       $126,353
Net Assets                      ========       ========
 $0.01 par value capital stock
   Capital stock ........        $   210       $    286
   Additional paid-in capital    111,174        128,824
 Accumulated undistributed gain (loss):
   Accumulated undistributed net
    investment income  ..            ---            ---
   Accumulated net realized loss
    on investment transactions    (1,406)          (338)
   Distribution in excess of
    net realized gains  .            ---            ---
   Net unrealized appreciation
    (depreciation) of
    investments  ........          4,318         (2,419)
                                --------       --------
    Net assets applicable to
      outstanding units
      of capital ........       $114,296       $126,353
                                ========       ========
Net asset value, redemption
 and offering price per share    $5.4451        $4.4143
                                 =======       ========
Capital shares outstanding        20,991         28,624
Capital shares authorized        100,000        100,000
                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended DECEMBER 31, 1998
(In Thousands)

Science and
                                  Growth         Income
Technology
                               Portfolio      Portfolio
Portfolio
                              ----------     ----------
----------
Investment Income
 Income (Note 1B):
   Interest and
    amortization ........       $  4,271       $  9,491
$  174
   Dividends ............          5,261          6,153
7
                                --------       --------
------
    Total income  .......          9,532         15,644
181
                                --------       --------
------
 Expenses (Note 2):
   Investment management
    fee  ................          4,904          5,016
126
   Service fee ..........            597            614
20
   Accounting services
    fee  ................             73             74
12
   Custodian fees .......             26             51
5
   Audit fees ...........              9              9
4
   Legal fees ...........             13             13
---
   Other ................             34             35
1
                                --------       --------
------
    Total expenses  .....          5,656          5,812
168
                                --------       --------
------
      Net investment
       income  ..........          3,876          9,832
13
                                --------       --------
------
Realized and Unrealized Gain (Loss)
 on Investments (Notes 1 and 3)
 Realized net gain (loss)
   on securities ........         24,867        110,723
624
 Realized net gain (loss)
   on foreign currency
   transactions .........             28            (33)
---
 Realized net gain on forward
   currency contracts ...            ---            ---
---
 Realized net gain on
   options ..............            ---            ---
---
                                --------       --------
------
   Realized net gain (loss)
    on investments  .....         24,895        110,690
624
 Unrealized appreciation
   (depreciation) in value
   of investments during
   the period ...........        146,953         16,851
7,947
                                --------       --------
------
    Net gain (loss) on
      investments .......        171,848        127,541
8,571
                                --------       --------
------
      Net increase
       in net assets
       resulting from
       operations  ......       $175,724       $137,373
$8,584
                                ========       ========
======

                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended DECEMBER 31, 1998
(In Thousands)

                           International      Small Cap
Balanced
                               Portfolio      Portfolio
Portfolio
                              ----------     ----------
----------
Investment Income
 Income (Note 1B):
   Interest and
    amortization ........        $   951        $ 2,583
$2,238
   Dividends ............          1,376            578
690
                                 -------        -------
------
    Total income  .......          2,327          3,161
2,928
                                 -------        -------
------
 Expenses (Note 2):
   Investment management
    fee  ................          1,169          1,395
472
   Service fee ..........            125            136
71
   Accounting services
    fee  ................             40             40
30
   Custodian fees .......            161             14
7
   Audit fees ...........              7              6
6
   Legal fees ...........              3              3
1
   Other ................              8              9
4
                                 -------        -------
------
    Total expenses  .....          1,513          1,603
591
                                 -------        -------
------
      Net investment
       income  ..........            814          1,558
2,337
                                 -------        -------
------
Realized and Unrealized Gain (Loss)
 on Investments (Notes 1 and 3)
 Realized net gain (loss)
   on securities ........         13,346         23,004
761
 Realized net gain (loss)
   on foreign currency
   transactions .........           (116)           ---
(3)
 Realized net gain on forward
   currency contracts ...            382            ---
---
 Realized net gain on
   options ..............            ---            228
---
                                 -------        -------
------
   Realized net gain (loss)
    on investments  .....         13,612         23,232
758
 Unrealized appreciation
   (depreciation) in value
   of investments during
   the period ...........         25,132         (8,246)
3,437
                                 -------        -------
------
    Net gain (loss) on
      investments .......         38,744         14,986
4,195
                                 -------        -------
------
      Net increase
       in net assets
       resulting from
       operations  ......        $39,558        $16,544
$6,532
                                 =======        =======
======

                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended DECEMBER 31, 1998
(In Thousands)

                          Asset Strategy   Money Market
Limited-Term
                               Portfolio      Portfolio Bond
Portfolio
                         ---------------     ----------
----------
Investment Income
 Income (Note 1B):
   Interest and
    amortization ........         $  420         $2,538
$273
   Dividends ............             47            ---
---
                                  ------         ------
----
    Total income  .......            467          2,538
273
                                  ------         ------
----
 Expenses (Note 2):
   Investment management
    fee  ................             91            223
23
   Service fee ..........             11             43
3
   Accounting services
    fee  ................              9             23
---
   Custodian fees .......              6              7
2
   Audit fees ...........              5              4
5
   Legal fees ...........            ---              5
---
   Other ................              1              3
---
                                  ------         ------
----
    Total expenses  .....            123            308
33
                                  ------         ------
----
      Net investment
       income  ..........            344          2,230
240
                                  ------         ------
----
Realized and Unrealized Gain (Loss)
 on Investments (Notes 1 and 3)
 Realized net gain (loss)
   on securities ........            462            ---
9
 Realized net gain (loss)
   on foreign currency
   transactions .........             (2)           ---
---
 Realized net gain on forward
   currency contracts ...            ---            ---
---
 Realized net gain on
   options ..............            ---            ---
---
                                  ------         ------
----
   Realized net gain (loss)
    on investments  .....            460
9
 Unrealized appreciation
   (depreciation) in value
   of investments during
   the period ...........            225            ---
18
                                  ------         ------
----
    Net gain (loss) on
      investments .......            685            ---
27
                                  ------         ------
----
      Net increase
       in net assets
       resulting from
       operations  ......         $1,029         $2,230
$267
                                  ======         ======
====


                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended DECEMBER 31, 1998
(In Thousands)

                                    Bond    High Income
                               Portfolio      Portfolio
                           -------------  -------------
Investment Income
 Income (Note 1B):
   Interest and
    amortization ........         $7,000        $11,649
   Dividends ............            ---            261
                                  ------        -------
    Total income  .......          7,000         11,910
                                  ------        -------
 Expenses (Note 2):
   Investment management
    fee  ................            548            801
   Service fee ..........             91            101
   Accounting services
    fee  ................             40             40
   Custodian fees .......              7              8
   Audit fees ...........              6              7
   Legal fees ...........              2              2
   Other ................              6              7
                                  ------        -------
    Total expenses  .....            700            966
                                  ------        -------
      Net investment
       income  ..........          6,300         10,944
                                  ------        -------
Realized and Unrealized Gain (Loss)
 on Investments (Notes 1 and 3)
 Realized net gain (loss)
   on securities ........            783           (338)
 Realized net gain (loss)
   on foreign currency
   transactions .........            ---            ---
 Realized net gain on forward
   currency contracts ...            ---            ---
 Realized net gain on
   options ..............            ---            ---
                                  ------        -------
   Realized net gain (loss)
    on investments  .....            783           (338)
 Unrealized appreciation
   (depreciation) in value
   of investments during
   the period ...........            369         (8,207)
                                  ------        -------
    Net gain (loss) on
      investments .......          1,152         (8,545)
                                  ------        -------
      Net increase
       in net assets
       resulting from
       operations  ......         $7,452        $ 2,399
                                  ======        =======


                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended DECEMBER 31, 1998
(Dollars In Thousands)
Science and
                                  Growth         Income
Technology
                               Portfolio      Portfolio
Portfolio
                             -----------    -----------    -
----------
Increase in Net Assets
 Operations:
   Net investment
    income   ............        $ 3,876       $  9,832
$    13
   Realized net gain (loss)
    on investments  .....         24,895        110,690
624
   Unrealized appreciation
    (depreciation)  .....        146,953         16,851
7,947
                                --------       --------
-------
    Net increase
      in net assets
      resulting from
      operations.........        175,724        137,373
8,584
                                --------       --------
-------
 Dividends to shareholders (Note 1E):*
   From net investment
    income  .............         (3,904)        (9,799)
(13)
   From realized gains on
    security transactions        (24,867)      (110,723)
(624)
   In excess of realized
    capital gains  ......            ---            ---
---
                                --------       --------
-------
                                 (28,771)      (120,522)
(637)
                                --------       --------
-------
 Capital share
   transactions** .......         38,803        157,579
16,441
                                --------       --------
-------
      Total increase ....        185,756        174,430
24,388
Net Assets
 Beginning of period  ...        639,359        636,904
10,207
                                --------       --------
-------
 End of period  .........       $825,115       $811,334
$34,595
                                ========       ========
=======
   Undistributed net investment
    income  .............           $---           $---
$---
                                    ====           ====
====
                *See "Financial Highlights" on pages 157 -
167.
**Shares issued from sale
 of shares  .............     10,496,688      9,126,482
2,834,669
Shares issued from reinvest-
 ment of dividends and/or
 distributions  .........      3,093,937      9,770,626
76,928
Shares redeemed .........     (9,340,560)    (6,368,869)
(499,069)
                               ---------      ---------
---------
Increase in
 outstanding capital
 shares .................      4,250,065     12,528,239
2,412,528
                               =========     ==========
=========
Value issued from sale
 of shares  .............        $88,088       $122,003
$19,146
Value issued from reinvest-
 ment of dividends and/or
 distributions  .........         28,771        120,522
637
Value redeemed ..........        (78,056)       (84,946)
(3,342)
                                 -------       --------
-------
Increase in
 outstanding capital  ...        $38,803       $157,579
$16,441
                                 =======       ========
=======

                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended DECEMBER 31, 1998
(Dollars In Thousands)
                           International      Small Cap
Balanced
                               Portfolio      Portfolio
Portfolio
                             -----------    -----------    -
----------
Increase in Net Assets
 Operations:
   Net investment
    income  .............        $   814       $  1,558
$ 2,337
   Realized net gain (loss)
    on investments  .....         13,612         23,232
758
   Unrealized appreciation
    (depreciation)  .....         25,132         (8,246)
3,437
                                --------       --------
-------
    Net increase
      in net assets
      resulting from
      operations.........         39,558         16,544
6,532
                                --------       --------
-------
 Dividends to shareholders (Note 1E):*
   From net investment
    income  .............           (698)        (1,558)
(2,334)
   From realized gains on
    security transactions        (13,728)       (23,232)
(761)
   In excess of realized
    capital gains  ......            ---         (1,288)
---
                                --------       --------
-------
                                 (14,426)       (26,078)
(3,095)
                                --------       --------
-------
 Capital share
   transactions** .......         29,198         41,865
21,024
                                --------       --------
-------
      Total increase ....         54,330         32,331
24,461
Net Assets
 Beginning of period  ...        114,631        148,238
67,759
                                --------       --------
-------
 End of period  .........       $168,961       $180,569
$92,220
                                ========       ========
=======
   Undistributed net investment
    income  .............           $---           $---
$---
                                    ====           ====
====
                *See "Financial Highlights" on pages 157 -
167.
**Shares issued from sale
 of shares  .............      3,799,283      3,802,845
3,612,259
Shares issued from reinvest-
 ment of dividends and/or
 distributions  .........      1,845,305      3,300,299
435,475
Shares redeemed .........     (1,986,996)    (2,044,217)
(1,084,517)
                               ---------      ---------
---------
Increase in
 outstanding capital
 shares .................      3,657,592      5,058,927
2,963,217
                               =========      =========
=========
Value issued from sale
 of shares  .............        $30,196        $33,860
$25,583
Value issued from reinvest-
 ment of dividends and/or
 distributions  .........         14,426         26,079
3,095
Value redeemed ..........        (15,424)       (18,074)
(7,654)
                                 -------        -------
------
Increase in
 outstanding capital  ...        $29,198        $41,865
$21,024
                                 =======        =======
=======

                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended DECEMBER 31, 1998
(Dollars In Thousands)
                          Asset Strategy   Money Market
Limited-Term
                               Portfolio      Portfolio Bond
Portfolio
                          --------------    -----------    -
----------
Increase in Net Assets
 Operations:
   Net investment
    income  .............         $  344        $ 2,230
$  240
   Realized net gain (loss)
    on investments  .....            460            ---
9
   Unrealized appreciation
    (depreciation)  .....            225            ---
18
                                 -------        -------
------
    Net increase
      in net assets
      resulting from
      operations.........          1,029          2,230
267
                                 -------        -------
------
 Dividends to shareholders (Note 1E):*
   From net investment
    income  .............           (342)        (2,230)
(240)
   From realized gains on
    security transactions           (462)           ---
(9)
   In excess of realized
    capital gains  ......            ---            ---
---
                                 -------        -------
------
                                    (804)        (2,230)
(249)
                                 -------        -------
------
 Capital share
   transactions** .......          4,055         10,723
249
                                 -------        -------
------
      Total increase ....          4,280         10,723
267
Net Assets
 Beginning of period  ...          9,810         43,300
4,252
                                 -------        -------
------
 End of period  .........        $14,090        $54,023
$4,519
                                 =======        =======
======
   Undistributed net investment
    income  .............           $---           $---
$---
                                    ====           ====
====
                *See "Financial Highlights" on pages 157 -
167.
**Shares issued from sale
 of shares  .............        782,664    261,149,946
376,497
Shares issued from reinvest-
 ment of dividends and/or
 distributions  .........        149,309      2,230,118
47,562
Shares redeemed .........       (203,962)  (252,657,467)
(379,449)
                                 -------    -----------
-------
Increase in
 outstanding capital
 shares .................        728,011     10,722,597
44,610
                                 =======    ===========
=======
Value issued from sale
 of shares  .............         $4,385       $261,150
$2,035
Value issued from reinvest-
 ment of dividends and/or
 distributions  .........            804          2,230
249
Value redeemed ..........         (1,134)      (252,657)
(2,035)
                                  ------       --------
------
Increase in
 outstanding capital  ...         $4,055       $ 10,723
$  249
                                  ======       ========
======

                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended DECEMBER 31, 1998
(Dollars In Thousands)
                                    Bond    High Income
                               Portfolio      Portfolio
                             -----------    -----------
Increase in Net Assets
 Operations:
   Net investment
    income  .............         $6,300        $10,944
   Realized net gain (loss)
    on investments  .....            783           (338)
   Unrealized appreciation
    (depreciation)  .....            369         (8,207)
                                --------       --------
    Net increase
      in net assets
      resulting from
      operations.........          7,452          2,399
                                --------       --------
 Dividends to shareholders (Note 1E):*
   From net investment
    income  .............         (6,300)       (10,944)
   From realized gains on
    security transactions            ---            ---
   In excess of realized
    capital gains  ......            ---            ---
                                --------       --------
                                  (6,300)       (10,944)
                                --------       --------
 Capital share
   transactions** .......         13,655         15,374
                                --------       --------
      Total increase ....         14,807          6,829
Net Assets
 Beginning of period  ...         99,489        119,524
                                --------       --------
 End of period  .........       $114,296       $126,353
                                ========       ========
   Undistributed net investment
    income  .............           $---           $---
                                    ====           ====
                *See "Financial Highlights" on pages 157 -
167.
**Shares issued from sale
 of shares  .............      4,065,889      4,966,466
Shares issued from reinvest-
 ment of dividends and/or
 distributions  .........      1,156,993      2,479,124
Shares redeemed .........     (2,764,025)    (4,037,179)
                               ---------      ---------
Increase in
 outstanding capital
 shares .................      2,458,857      3,408,411
                               =========      =========
Value issued from sale
 of shares  .............        $22,739        $24,022
Value issued from reinvest-
 ment of dividends and/or
 distributions  .........          6,300         10,944
Value redeemed ..........        (15,384)       (19,592)
                                 -------        -------
Increase in
 outstanding capital  ...        $13,655        $15,374
                                 =======        =======

                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Period Ended DECEMBER 31, 1997
(Dollars In Thousands)
Science and
                                  Growth         Income
Technology
                               Portfolio      Portfolio
Portfolio
                             -----------    -----------    -
----------
Increase in Net Assets
 Operations:
   Net investment
    income  .............       $  4,445       $  4,562
$    25
   Realized net gain
    on investments  .....         48,713         36,631
43
   Unrealized
    appreciation  .......         58,034         84,102
242
                                --------       --------
-------
    Net increase
      in net assets
      resulting from
      operations.........        111,192        125,295
310
                                --------       --------
-------
 Dividends to shareholders (Note 1E):*
   From net investment
    income  .............         (4,415)        (4,556)
(25)
   From realized gains on
    security transactions        (48,744)       (36,637)
(43)
                                --------       --------
-------
                                 (53,159)       (41,193)
(68)
                                --------       --------
-------
 Capital share
   transactions** .......         68,163         90,411
9,965
                                --------       --------
-------
      Total increase ....        126,196        174,513
10,207
Net Assets
 Beginning of period  ...        513,163        462,391
---
                                --------       --------
-------
 End of period  .........       $639,359       $636,904
$10,207
                                ========       ========
=======
   Undistributed net
    investment income  ..           $---           $---
$---
                                    ====           ====
====
                *See "Financial Highlights" on pages 157 -
167.
**Shares issued from sale
 of shares  .............      8,757,287      8,155,958
1,872,760
Shares issued from reinvest-
 ment of dividends and/or
 distributions  .........      7,024,201      3,443,827
11,856
Shares redeemed .........     (6,800,077)    (3,966,432)
(116,416)
                               ---------      ---------
---------
Increase in outstanding
 capital shares .........      8,981,411      7,633,353
1,768,200
                               =========      =========
=========
Value issued from sale
 of shares  .............        $68,063        $96,368
$10,542
Value issued from reinvest-
 ment of dividends and/or
 distributions  .........         53,159         41,193
68
Value redeemed ..........        (53,059)       (47,150)
(645)
                                 -------        -------
------
Increase in
 outstanding capital  ...        $68,163        $90,411
$9,965
                                 =======        =======
======


                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Period Ended DECEMBER 31, 1997
(Dollars In Thousands)
                           International      Small Cap
Balanced
                               Portfolio      Portfolio
Portfolio
                             -----------    -----------    -
----------
Increase in Net Assets
 Operations:
   Net investment
    income  .............       $    798       $    390
$ 1,665
   Realized net gain
    on investments  .....         10,548         30,677
3,626
   Unrealized
    appreciation  .......          3,439          2,772
3,878
                                --------       --------
-------
    Net increase
      in net assets
      resulting from
      operations.........         14,785         33,839
9,169
                                --------       --------
-------
 Dividends to shareholders (Note 1E):*
   From net investment
    income  .............           (759)          (396)
(1,665)
   From realized gains on
    security transactions         (9,339)       (30,671)
(3,626)
                                --------       --------
-------
                                 (10,098)       (31,067)
(5,291)
                                --------       --------
-------
 Capital share
   transactions** .......         30,095         48,058
21,454
                                --------       --------
-------
      Total increase ....         34,782         50,830
25,332
Net Assets
 Beginning of period  ...         79,849         97,408
42,427
                                --------       --------
-------
 End of period  .........       $114,631       $148,238
$67,759
                                ========       ========
=======
   Undistributed net
    investment income  ..           $---           $---
$---
                                    ====           ====
====
                *See "Financial Highlights" on pages 157 -
167.
**Shares issued from sale
 of shares  .............      4,424,820      3,274,112
3,058,976
Shares issued from reinvest-
 ment of dividends and/or
 distributions  .........      1,581,672      3,728,844
781,696
Shares redeemed .........     (1,361,494)    (1,359,852)
(676,618)
                               ---------      ---------
---------
Increase in outstanding
 capital shares .........      4,644,998      5,643,104
3,164,054
                               =========      =========
=========
Value issued from sale
 of shares  .............        $29,101        $29,240
$20,762
Value issued from reinvest-
 ment of dividends and/or
 distributions  .........         10,098         31,067
5,291
Value redeemed ..........         (9,104)       (12,249)
(4,599)
                                 -------        -------
-------
Increase in
 outstanding capital  ...        $30,095        $48,058
$21,454
                                 =======        =======
=======


                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Period Ended DECEMBER 31, 1997
(Dollars In Thousands)
                          Asset Strategy   Money Market
Limited-Term
                               Portfolio      Portfolio Bond
Portfolio
                          --------------    -----------    -
----------
Increase in Net Assets
 Operations:
   Net investment
    income  .............         $  321        $ 1,952
$  238
   Realized net gain
    on investments  .....            826            ---
16
   Unrealized
    appreciation  .......             31            ---
17
                                  ------        -------
------
    Net increase
      in net assets
      resulting from
      operations.........          1,178          1,952
271
                                  ------        -------
------
 Dividends to shareholders (Note 1E):*
   From net investment
    income  .............           (321)        (1,952)
(238)
   From realized gains on
    security transactions           (779)           ---
(16)
                                  ------        -------
------
                                  (1,100)        (1,952)
(254)
                                  ------        -------
------
 Capital share
   transactions** .......          1,258          6,042
520
                                  ------        -------
------
      Total increase  ...          1,336          6,042
537
Net Assets
 Beginning of period  ...          8,474         37,258
3,715
                                  ------        -------
------
 End of period  .........         $9,810        $43,300
$4,252
                                  ======        =======
======
   Undistributed net
    investment income  ..           $---           $---
$---
                                    ====           ====
====
                *See "Financial Highlights" on pages 157 -
167.
**Shares issued from sale
 of shares  .............        282,151    208,969,939
161,256
Shares issued from reinvest-
 ment of dividends and/or
 distributions  .........        211,668      1,952,260
48,888
Shares redeemed .........       (256,770)  (204,879,652)
(110,075)
                               ---------   ------------
--------
Increase in outstanding
 capital shares .........        237,049      6,042,547
100,069
                               =========   ============
========
Value issued from sale
 of shares  .............         $1,517       $208,970
$857
Value issued from reinvest-
 ment of dividends and/or
 distributions  .........          1,100          1,952
254
Value redeemed ..........         (1,359)      (204,880)
(591)
                                 -------       --------
----
Increase in
 outstanding capital  ...         $1,258       $  6,042
$520
                                 =======       ========
====


                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Period Ended DECEMBER 31, 1997
(Dollars In Thousands)
                                    Bond    High Income
                               Portfolio      Portfolio
                             -----------    -----------
Increase in Net Assets
 Operations:
   Net investment
    income  .............        $ 5,928       $  9,390
   Realized net gain
    on investments  .....            431          1,777
   Unrealized
    appreciation  .......          2,382          2,903
                                --------       --------
    Net increase
      in net assets
      resulting from
      operations.........          8,741         14,070
                                --------       --------
 Dividends to shareholders (Note 1E):*
   From net investment
    income  .............         (5,928)        (9,390)
   From realized gains on
    security transactions            ---         (1,539)
                                --------       --------
                                  (5,928)       (10,929)
                                --------       --------
 Capital share
   transactions** .......          4,309         18,977
                                --------       --------
      Total increase ....          7,122         22,118
Net Assets
 Beginning of period  ...         92,367         97,406
                                --------       --------
 End of period  .........        $99,489       $119,524
                                ========       ========
   Undistributed net
    investment income  ..           $---           $---
                                    ====           ====
                *See "Financial Highlights" on pages 157 -
167.
**Shares issued from sale
 of shares  .............      2,087,123      4,093,165
Shares issued from reinvest-
 ment of dividends and/or
 distributions  .........      1,104,169      2,305,606
Shares redeemed .........     (2,421,031)    (2,474,500)
                               ---------      ---------
Increase in outstanding
 capital shares .........        770,261      3,924,271
                               =========      =========
Value issued from sale
 of shares  .............        $11,323        $20,075
Value issued from reinvest-
 ment of dividends and/or
 distributions  .........          5,928         10,929
Value redeemed ..........        (12,942)       (12,027)
                                ---a----        -------
Increase in
 outstanding capital  ...        $ 4,309        $18,977
                                 =======        =======


                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE GROWTH PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each
Period:

                                For the fiscal year ended
December 31,
                               -----------------------------
------------
                                 1998     1997     1996
1995   1994
                               ------- -------  ------- ----
---  -------
Net asset value,
 beginning of
 period  ...........           $7.5679 $6.7967  $6.8260
$5.8986  $6.1962
                               ------- -------  ------- ----
---  -------
Income from investment
 operations:
 Net investment
   income ..........            0.0456  0.0574   0.0990
0.0903   0.1211
 Net realized and
   unrealized gain
   on investments ..            2.0215  1.4003   0.7478
2.1842   0.0268
                               ------- -------  ------- ----
---  -------
Total from investment
 operations  .......            2.0671  1.4577   0.8468
2.2745   0.1479
                               ------- -------  ------- ----
---  -------
Less distributions:
 From net
   investment
   income ..........           (0.0456)(0.0570)
(0.0990)(0.0903) (0.1211)
 From capital
   gains ...........           (0.2905)(0.6295)
(0.7771)(1.2568) (0.3244)
                               ------- -------  ------- ----
---  -------
Total distributions.           (0.3361)(0.6865)
(0.8761)(1.3471) (0.4455)
                               ------- -------  ------- ----
---  -------
Net asset value,
 end of period  ....           $9.2989 $7.5679  $6.7967
$6.8260  $5.8986
                               ======= =======  =======
=======  =======
Total return .......           27.31%  21.45%   12.40%
38.57%    2.39%
Net assets, end of
 period (in
 millions)  ........            $825    $639     $513
$419     $277
Ratio of expenses
 to average net
 assets ............            0.80%   0.72%    0.73%
0.75%    0.77%
Ratio of net investment
 income to average
 net assets  .......            0.55%   0.75%    1.44%
1.35%    2.07%
Portfolio turnover
 rate  .............           75.58% 162.41%  243.00%
245.80%  277.36%

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE INCOME PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each
Period:

                                For the fiscal year ended
December 31,
                               -----------------------------
------------
                                 1998     1997     1996
1995   1994
                               ------- -------  ------- ----
---  -------
Net asset value,
 beginning of
 period  ...........          $11.9615$10.1373 $ 8.6756
$6.7689  $6.9180
                              ---------------- -------- ----
---  -------
Income from investment
 operations:
 Net investment
   income ..........            0.1752  0.0916   0.0856
0.0839   0.0703
 Net realized and
   unrealized gain (loss)
   on investments ..            2.3532  2.5598   1.6280
2.0525  (0.1491)
                              ---------------- -------- ----
---  -------
Total from investment
 operations  .......            2.5284  2.6514   1.7136
2.1364  (0.0788)
                              ---------------- -------- ----
---  -------
Less distributions:
 From net investment
   income ..........           (0.1752)(0.0915)
(0.0856)(0.0839) (0.0703)
 From capital gains            (1.9796)(0.7357)
(0.1663)(0.1457) (0.0000)
 In excess of
   capital gains ...           (0.0000)(0.0000)
(0.0000)(0.0001) (0.0000)
                              ---------------- -------- ----
---  -------
Total distributions.           (2.1548)(0.8272)
(0.2519)(0.2297) (0.0703)
                              ---------------- -------- ----
---  -------
Net asset value,
 end of period  ....          $12.3351$11.9615 $10.1373
$8.6756  $6.7689
                              ================ ========
=======  =======
Total return........           21.14%  26.16%   19.75%
31.56%   -1.14%
Net assets, end of
 period (in
 millions)  ........            $811    $637     $462
$331     $219
Ratio of expenses
 to average net
 assets ............            0.80%   0.72%    0.73%
0.77%    0.77%
Ratio of net investment
 income to average
 net assets  .......            1.35%   0.80%    0.97%
1.13%    1.16%
Portfolio turnover
 rate  .............           62.84%  36.61%   22.95%
15.00%   23.32%


                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE SCIENCE AND TECHNOLOGY PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each
Period:

                      For the
                       fiscal          For the
                         year           period
                        ended            ended
                     12/31/98         12/31/97*
                   ----------         ----------
Net asset value,
 beginning of
 period  ...........  $5.7726          $5.0000
                      -------          -------
Income from investment operations:
 Net investment
   income ..........   0.0032           0.0146
 Net realized and
   unrealized gain
   on investments ..   2.6551           0.7971
                      -------          -------
Total from investment
 operations  .......   2.6583           0.8117
                      -------          -------
Less distributions:
 From net investment
   income ..........  (0.0032)         (0.0146)
 From capital gains   (0.1527)         (0.0245)
                      -------          -------
Total distributions   (0.1559)         (0.0391)
                      -------          -------
Net asset value,
 end of period  ....  $8.2750          $5.7726
                      =======          =======
Total return........  46.05%           16.24%
Net assets, end of
 period (in
 millions)  ........    $35              $10
Ratio of expenses
 to average net
 assets ............   0.92%            0.94%
Ratio of net investment
 income to average
 net assets  .......   0.07%            0.64%
Portfolio turnover
 rate  .............  64.72%           15.63%

  *The Science and Technology Portfolio's inception date is March 13, 1997;
   however, since this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from April
4, 1997 (initial
   offering) through December 31, 1997. Ratios have been annualized.
                          See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE INTERNATIONAL PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each
Period:
                         For the fiscal year ended
For the
                                 December 31,
period
                      ---------------------------------
ended
                        1998    1997     1996    1995
12/31/94*
                      ------   ------  ------- --------
----------
Net asset value,
 beginning of
 period  ...........  $6.3842  $5.9990 $5.2790  $4.9926
$5.0000
                      -------  ------- -------  -------
-------
Income from investment operations:
 Net investment
   income ..........   0.0353   0.0485  0.0644   0.0846
0.0207
 Net realized and
   unrealized gain (loss)
   on investments...   2.1283   0.9534  0.7329   0.2790
(0.0074)
                      -------  ------- -------  -------
-------
Total from investment
 operations  .......   2.1636   1.0019  0.7973   0.3636
0.0133
                      -------  ------- -------  -------
-------
Less distributions:
 From net investment
   income ..........  (0.0353) (0.0463)(0.0644) (0.0772)
(0.0207)
 From capital gains   (0.6949) (0.5704)(0.0129) (0.0000)
(0.0000)
                      -------  ------- -------  -------
-------
Total distributions.  (0.7302) (0.6167)(0.0773) (0.0772)
(0.0207)
                      -------  ------- -------  -------
-------
Net asset value,
 end of period  ....  $7.8176  $6.3842 $5.9990  $5.2790
$4.9926
                      =======  ======= =======  =======
=======
Total return........  33.89%   16.70%  15.11%    7.28%
0.26%
Net assets, end of
 period (in
 millions)  ........   $169     $115     $80      $50
$26
Ratio of expenses
 to average net
 assets ............   1.02%    0.98%   1.00%    1.02%
1.26%
Ratio of net investment
 income to average
 net assets  .......   0.47%    0.79%   1.42%    1.99%
1.36%
Portfolio turnover
 rate  .............  88.84%  117.37%  75.01%   34.93%
23.23%
 *The International Portfolio's inception date is April 28,
1994; however,
  since this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from May 3, 1994
(initial offering)
  through December 31, 1994. Ratios and the portfolio turnover rate have been annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE SMALL CAP PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each
Period:

                         For the fiscal year ended
For the
                                 December 31,
period
                     ----------------------------------
ended
                        1998     1997     1996     1995
12/31/94*
                     -------  ------- -------- --------
----------
Net asset value,
 beginning of
 period  ...........  $8.3316  $8.0176 $7.6932  $5.9918
$5.0000
                      -------  ------- -------  -------
-------
Income from investment
 operations:
 Net investment
   income ..........   0.0798   0.0279  0.0170   0.0900
0.0376
 Net realized and
   unrealized gain
   on investments ..   0.8255   2.5004  0.6367   1.8470
1.0086
                      -------  ------- -------  -------
-------
Total from investment
 operations  .......   0.9053   2.5283  0.6537   1.9370
1.0462
                      -------  ------- -------  -------
-------
Less distributions:
 From net investment
   income ..........  (0.0798) (0.0282)(0.0170) (0.0900)
(0.0376)
 From capital gains   (1.2027) (2.1861)(0.3123) (0.1456)
(0.0168)
 In excess of realized
   capital gains ...  (0.0525) (0.0000)(0.0000) (0.0000)
(0.0000)
                      -------  ------- -------  -------
-------
Total distributions   (1.3350) (2.2143)(0.3293) (0.2356)
(0.0544)
                      -------  ------- -------  -------
-------
Net asset value,
 end of period  ....  $7.9019  $8.3316 $8.0176  $7.6932
$5.9918
                      =======  ======= =======  =======
=======
Total return........  10.87%   31.53%   8.50%   32.32%
20.92%
Net assets, end of
 period (in
 millions)  ........   $181     $148     $97      $56
$16
Ratio of expenses
 to average net
 assets ............   0.97%    0.90%   0.91%    0.96%
1.08%
Ratio of net investment
 income to average
 net assets  .......   0.94%    0.32%   0.25%    1.77%
2.35%
Portfolio turnover
 rate  ............. 177.32%  211.46% 133.77%   43.27%
21.61%

 *The Small Cap Portfolio's inception date is April 28,
1994; however, since
  this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from May 3, 1994 (initial offering) through
  December 31, 1994. Ratios and the portfolio turnover rate have been annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE BALANCED PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each
Period:

                         For the  fiscal year ended
For the
                                December 31,
period
                    -----------------------------------
ended
                        1998     1997     1996     1995
12/31/94*
                    -------- -------- -------- --------
----------
Net asset value,
 beginning of
 period  ...........  $6.7686  $6.1967 $5.9000  $4.9359
$5.0000
                      -------  ------- -------  -------
-------
Income from investment operations:
 Net investment
   income ..........   0.1865   0.1805  0.1594   0.1333
0.0460
 Net realized and
   unrealized gain (loss)
   on investments ..   0.4003   0.9650  0.5003   1.0611
(0.0641)
                      -------  ------- -------  -------
-------
Total from investment
 operations  .......   0.5868   1.1455  0.6597   1.1944
(0.0181)
                      -------  ------- -------  -------
-------
Less distributions:
 From net investment
   income ..........  (0.1865) (0.1805)(0.1594) (0.1333)
(0.0460)
 From capital gains   (0.0608) (0.3931)(0.2036) (0.0970)
(0.0000)
                      -------  ------- -------  -------
-------
Total distributions   (0.2473) (0.5736)(0.3630) (0.2303)
(0.0460)
                      -------  ------- -------  -------
-------
Net asset value,
 end of period  ....  $7.1081  $6.7686 $6.1967  $5.9000
$4.9359
                      =======  ======= =======  =======
=======
Total return........   8.67%   18.49%  11.19%   24.19%
-0.37%
Net assets, end of period
 (in millions)  ....    $92      $68     $42      $24
$9
Ratio of expenses
 to average net
 assets ............   0.74%    0.67%   0.70%    0.72%
0.95%
Ratio of net investment
 income to average
 net assets  .......   2.92%    3.06%   3.18%    3.22%
3.14%
Portfolio turnover
 rate  .............  54.62%   55.66%  44.23%   62.87%
19.74%

 *The Balanced Portfolio's inception date is April 28, 1994;
however, since
  this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from May 3, 1994 (initial offering) through
  December 31, 1994. Ratios and the portfolio turnover rate have been annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE ASSET STRATEGY PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each
Period:
                         For the fiscal year            For
the
                          ended December 31,
period
                     -------------------------
ended
                        1998     1997     1996
12/31/95*
                     -------  ------- --------         -----
----
Net asset value,
 beginning of
 period  ...........  $5.1969  $5.1343 $5.0137
$5.0000
                      -------  ------- -------          ----
---
Income from investment operations:
 Net investment
   income ..........   0.1391   0.1915  0.1814
0.0717
 Net realized and
   unrealized gain
   on investments ..   0.3779   0.5277  0.1206
0.0193
                      -------  ------- -------          ----
---
Total from investment
 operations  .......   0.5170   0.7192  0.3020
0.0910
                      -------  ------- -------          ----
---
Less distributions:
 From net investment
   income ..........  (0.1391) (0.1919)(0.1814)
(0.0713)
 From capital gains   (0.1880) (0.4647)(0.0000)
(0.0060)
                      -------  ------- -------          ----
---
Total distributions   (0.3271) (0.6566)(0.1814)
(0.0773)
                      -------  ------- -------          ----
---
Net asset value,
 end of period  ....  $5.3868  $5.1969 $5.1343
$5.0137
                      =======  ======= =======
=======
Total return........   9.95%   14.01%   6.05%
1.80%
Net assets, end of
 period (in
 millions)  ........    $14      $10      $8
$4
Ratio of expenses
 to average net
 assets ............   1.07%    0.93%   0.93%
0.91%
Ratio of net investment
 income to average
 net assets  .......   2.97%    3.55%   3.92%
4.42%
Portfolio turnover
 rate  ............. 189.02%  222.50%  49.92%
149.17%
  *The Asset Strategy Portfolio's inception date is February
14, 1995; however,
   since this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from May 1, 1995
(initial offering)
   through December 31, 1995. Ratios have been annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE MONEY MARKET PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each
Period:

                                For the fiscal year ended
December 31,
                               -----------------------------
------------
                                 1998     1997     1996
1995   1994
                               ------- -------  ------- ----
---  -------
Net asset value,
 beginning of
 period  ...........           $1.000  $1.0000  $1.0000
$1.0000  $1.0000
                               ------- -------  ------- ----
---  -------
Net investment
 income  ...........            0.0492  0.0503   0.0486
0.0542   0.0368
Less dividends
 declared  .........           (0.0492)(0.0503)
(0.0486)(0.0542) (0.0368)
                               ------- -------  ------- ----
---  -------
Net asset value,
 end of period  ....           $1.0000 $1.0000  $1.0000
$1.0000  $1.0000
                               ======= =======  =======
=======  =======
Total return .......            5.04%   5.13%    5.01%
5.56%    3.72%
Net assets, end of
 period (in
 millions)  ........             $54     $43      $37
$37      $31
Ratio of expenses
 to average net
 assets ............            0.68%   0.58%    0.61%
0.62%    0.65%
Ratio of net investment
 income to average
 net assets  .......            4.90%   5.04%    4.87%
5.42%    3.72%


                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE LIMITED-TERM BOND PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each
Period:

                         For the fiscal year ended
For the
                                 December 31,
period
                     ----------------------------------
ended
                        1998    1997     1996    1995
12/31/94*
                     -------  -------  -------  -------
----------
Net asset value,
 beginning of
 period  ...........  $5.1882  $5.1639 $5.2521  $4.8611
$5.0000
                      -------  ------- -------  -------
-------
Income from investment
 operations:
 Net investment
   income ..........   0.2935   0.3086  0.2842   0.2841
0.1507
 Net realized and
   unrealized gain (loss)
   on investments ..   0.0522   0.0451 (0.0870)  0.4122
(0.1375)
                      -------  ------- -------  -------
-------
Total from investment
 operations  .......   0.3457   0.3537  0.1972   0.6963
0.0132
                      -------  ------- -------  -------
-------
Less distributions:
 From net investment
   income ..........  (0.2935) (0.3086)(0.2842) (0.2841)
(0.1507)
 From capital gains   (0.0112) (0.0208)(0.0012) (0.0212)
(0.0014)
                      -------  ------- -------  -------
-------
Total distributions   (0.3047) (0.3294)(0.2854) (0.3053)
(0.1521)
                      -------  ------- -------  -------
-------
Net asset value,
 end of period  ....  $5.2292  $5.1882 $5.1639  $5.2521
$4.8611
                      =======  ======= =======  =======
=======
Total return........   6.66%    6.85%   3.79%   14.29%
0.26%
Net assets, end of
 period (in
 millions)  ........     $5       $4      $4       $3
$2
Ratio of expenses
 to average net
 assets ............   0.79%    0.73%   0.76%    0.71%
0.93%
Ratio of net investment
 income to average
 net assets  .......   5.65%    5.93%   5.92%    6.22%
5.89%
Portfolio turnover
 rate  .............  47.11%   35.62%  15.81%   18.16%
93.83%

  *The Limited-Term Bond Portfolio's inception date is April
28, 1994; however,
   since this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from May 3, 1994
(initial offering)
   through December 31, 1994. Ratios and the portfolio turnover rate have been annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE BOND PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each
Period:

                                For the fiscal year ended
December 31,
                               -----------------------------
------------
                                 1998     1997     1996
1995   1994
                               ------- -------  ------- ----
---  -------
Net asset value,
 beginning of
 period  ...........           $5.3686 $5.2004  $5.3592
$4.7393  $5.4045
                               ------- -------  ------- ----
---  -------
Income from investment
 operations:
 Net investment
   income ..........            0.3180  0.3400   0.3407
0.3556   0.3507
 Net realized and
   unrealized gain
   (loss) on
   investments .....            0.0765  0.1682  (0.1588)
0.6202  (0.6652)
                               ------- -------  ------- ----
---  -------
Total from investment
 operations  .......            0.3945  0.5082   0.1819
0.9758  (0.3145)
                               ------- -------  ------- ----
---  -------
Less distributions:
 From net investment
   income ..........           (0.3180)(0.3400)
(0.3407)(0.3559) (0.3507)
 From capital gains            (0.0000)(0.0000)
(0.0000)(0.0000) (0.0000)
                               ------- -------  ------- ----
---  -------
Total distributions.           (0.3180)(0.3400)
(0.3407)(0.3559) (0.3507)
                               ------- -------  ------- ----
---  -------
Net asset value,
 end of period  ....           $5.4451 $5.3686  $5.2004
$5.3592  $4.7393
                               ======= =======  =======
=======  =======
Total return .......            7.35%   9.77%    3.43%
20.56%   -5.90%
Net assets, end of
 period (in
 millions)  ........            $114     $99      $92
$89      $74
Ratio of expenses
 to average net
 assets ............            0.67%   0.58%    0.59%
0.60%    0.62%
Ratio of net investment
 income to average
 net assets  .......            5.99%   6.35%    6.39%
6.73%    6.73%
Portfolio turnover
 rate  .............           32.75%  36.81%   64.02%
71.17%  135.82%

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE HIGH INCOME PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each
Period:

                                For the fiscal year ended
December 31,
                               -----------------------------
------------
                                 1998     1997     1996
1995   1994
                               ------- -------  ------- ----
---  -------
Net asset value,
 beginning of
 period  ...........           $4.7402 $4.5750  $4.4448
$4.1118  $4.6373
                               ------- -------  ------- ----
---  -------
Income from investment
 operations:
 Net investment
   income ..........            0.4185  0.4098   0.4216
0.4165   0.4106
 Net realized and
   unrealized gain
   (loss) on
   investments .....           (0.3259) 0.2324   0.1302
0.3330  (0.5255)
                               ------- -------  ------- ----
---  -------
Total from investment
 operations  .......            0.0926  0.6422   0.5518
0.7495  (0.1149)
                               ------- -------  ------- ----
---  -------
Less distributions:
 From net investment
   income ..........           (0.4185)(0.4098)
(0.4216)(0.4165) (0.4106)
 From capital gains            (0.0000)(0.0672)
(0.0000)(0.0000) (0.0000)
                               ------- -------  ------- ----
---  -------
Total distributions            (0.4185)(0.4770)
(0.4216)(0.4165) (0.4106)
                               ------- -------  ------- ----
---  -------
Net asset value,
 end of period  ....           $4.4143 $4.7402  $4.5750
$4.4448  $4.1118
                               ======= =======  =======
=======  =======
Total return .......            1.95%  14.04%   12.46%
18.19%   -2.55%
Net assets, end of
 period (in
 millions)  ........            $126    $120      $97
$87      $73
Ratio of expenses
 to average net
 assets ............            0.77%   0.70%    0.71%
0.72%    0.74%
Ratio of net investment
 income to average
 net assets  .......            8.76%   8.79%    9.10%
9.25%    9.03%
Portfolio turnover
 rate  .............           63.64%  65.28%   58.91%
41.78%   37.86%


                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

NOTE 1 -- Significant Accounting Policies

     Target/United Funds, Inc. (the "Fund") is registered under the Investment
Company Act of 1940 as a diversified, open-end management investment company.
Capital stock is currently divided into the eleven classes that are designated the Growth Portfolio, the Income Portfolio, the Science and Technology
Portfolio, the International Portfolio, the Small Cap
Portfolio, the Balanced
Portfolio, the Asset Strategy Portfolio, the Money Market
Portfolio, the
Limited-Term Bond Portfolio, the Bond Portfolio and the High
Income Portfolio.
The assets belonging to each Portfolio are held separately by the Custodian.
The capital shares of each Portfolio represent a pro rata beneficial interest in the principal, net income, and realized and unrealized capital gains or losses of its respective investments and other assets. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds.
     Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks.
Securities for which
     quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B.   Security transactions and related investment income --
Security
     transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal
     Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes.
     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. For International Portfolio, dividend income is net of foreign withholding taxes of $175,930.  See Note 3 --
Investment Securities
     Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The
     Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal
Revenue Code.
     Accordingly, provision has not been made for Federal income taxes. See
     Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by each Portfolio on the record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-
October losses, foreign
     currency transactions, net operating losses and expiring capital loss carryovers. At December 31, 1998 the following amounts were reclassified:

                  Increase/(Decrease) Increase/(Decrease)
(Decrease)
                      Accumulated         Accumulated
Distributions
                     Undistributed       Undistributed
in Excess of
                    Net Investment        Net Realized
Net Realized
Fund                    Income           Capital Gains
Gains
----             -------------------  -------------------  -
------------
Growth Portfolio        $ 27,648              $(27,648)
---
Income Portfolio         (33,184)               33,184
---
International Portfolio (115,574)              115,574
---
Small Cap Portfolio          ---             1,287,773
(1,287,773)
Balanced Portfolio        (3,126)                3,126
---
Asset Strategy Portfolio  (1,470)                1,470
---

     Net investment income, net realized gains and net assets were not affected by these changes.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management And Payments To Affiliated
Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the following annual rates: Growth Portfolio
- .20% of net assets; Income Portfolio - .20% of net assets;
Science and
Technology Portfolio - .20% of net assets; International Portfolio - .30% of net assets; Small Cap Portfolio - .35% of net assets; Balanced Portfolio - .10% of net assets; Asset Strategy Portfolio - .30% of net assets; Money Market
Portfolio - none; Limited-Term Bond Portfolio - .05% of net assets; Bond
Portfolio - .03% of net assets; High Income Portfolio - .15% of net assets and
(ii) a base fee computed each day on the combined net asset values of all of the
Portfolios (approximately $2.4 billion of combined net assets at December 31,
1998) and allocated among the Portfolios based on their relative net asset size at the annual rates of .51% of the first $750 million of combined net assets,
 .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, and .45% of that amount over $2.25 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management
Agreement between the
Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed
Investment Management
Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with
Waddell & Reed Services
Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement,
WARSCO acts as the agent in providing accounting services and assistance to the
Fund and pricing daily the value of shares of each Portfolio. For these services, each Portfolio pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level                  Annual Fee
          (all dollars in millions)    Rate for Each
Portfolio
          --------------------------   ---------------------
--
          From $    0  to $   10                  $      0
          From $   10  to $   25                  $ 10,000
          From $   25  to $   50                  $ 20,000
          From $   50  to $  100                  $ 30,000
          From $  100  to $  200                  $ 40,000
          From $  200  to $  350                  $ 50,000
          From $  350  to $  550                  $ 60,000
          From $  550  to $  750                  $ 70,000
          From $  750  to $1,000                  $ 85,000
               $1,000 and Over                    $100,000

     The Fund has adopted a Service Plan pursuant to Rule
12b-1 of the 1940 Act.
Under the Plan, each Portfolio may pay monthly a fee to W&R in an amount not to exceed 0.25% of the Portfolio's average annual net assets.
The fee is to be
paid to compensate W&R for amounts it expends in connection with the provision of personal services to Policyowners and/or maintenance of Policyowner accounts.

     The Fund paid Directors' fees of $72,525, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial
Services, Inc., a holding
company.

NOTE 3 -- Investment Security Transactions

     Investment securities transactions for the fiscal year ended December 31,
1998 are summarized as follows:


Science and
                                    Growth        Income
Technology
                                 Portfolio     Portfolio
Portfolio
                               -----------     ---------
---------
Purchases of investment
 securities, excluding short-
 term and U.S. Government
 securities                   $476,791,185  $237,925,019
$19,808,170
Purchases of U.S. Government
 securities                            ---   136,656,960
---
Purchases of short-term
 securities                  1,250,645,360 2,276,250,365
228,136,999
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government securities         530,010,418   352,273,957
10,013,335
Proceeds from maturities
 and sales of U.S.
 Government securities                 ---           ---
---
Proceeds from maturities
 and sales of short-term
 securities                  1,196,672,399 2,259,978,909
222,154,000

                             International     Small Cap
Balanced
                                 Portfolio     Portfolio
Portfolio
                               -----------     ---------
---------
Purchases of investment
 securities, excluding short-
 term and U.S. Government
 securities                   $130,746,866  $220,538,891
$34,427,720
Purchases of U.S. Government
 securities                      6,261,211           ---
13,231,252
Purchases of short-term
 securities                    262,482,238   644,702,927
153,011,780
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government securities         117,226,815   213,364,417
35,531,137
Proceeds from maturities
 and sales of U.S.
 Government securities                 ---           ---
1,129,836
Proceeds from maturities
 and sales of short-term
 securities                    263,991,674   633,481,935
145,464,288

                                               Limited-
                            Asset Strategy    Term Bond
Bond
                                 Portfolio    Portfolio
Portfolio
                               -----------    ---------
---------
Purchases of investment
 securities, excluding short-
 term and U.S. Government
 securities                    $13,929,296    $1,534,073
$21,548,650
Purchases of U.S. Government
 securities                     10,099,320       755,690
24,955,370
Purchases of short-term
 securities                     23,580,639     3,542,835
53,371,763
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government securities          13,995,144     1,307,435
23,201,659
Proceeds from maturities
 and sales of U.S.
 Government securities           4,128,600       551,557
9,721,511
Proceeds from maturities
 and sales of short-term
 securities                     25,708,753     3,706,000
54,062,594

                                      High
                                    Income
                                 Portfolio
                               -----------
Purchases of investment
 securities, excluding short-
 term and U.S. Government
 securities                   $ 85,236,731
Purchases of U.S. Government
 securities                      1,587,188
Purchases of short-term
 securities                    139,622,352
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government securities          72,365,479
Proceeds from maturities
 and sales of U.S.
 Government securities           1,620,000
Proceeds from maturities
 and sales of short-term
 securities                    139,611,655

     For Federal income tax purposes, cost of investments owned at December 31,
1998, and the related unrealized appreciation (depreciation) were as follows:


Aggregate

Appreciation

CostAppreciationDepreciation(Depreciation)
                     ---------------------------------------
---------
Growth Portfolio
$589,582,053$238,711,983$(3,818,925)$234,893,058
Income Portfolio      566,730,116 249,812,805 (8,357,361)
241,455,444
Science and Technology
  Portfolio            26,379,416   9,210,580 (1,021,843)
8,188,737
International Portfolio132,878,064 46,648,783 (7,696,742)
38,952,041
Small Cap Portfolio   181,143,212  23,176,328(19,531,223)
3,645,105
Balanced Portfolio     80,420,547  12,635,895 (1,845,348)
10,790,547
Asset Strategy Portfolio13,724,620    668,732   (266,790)
401,942
Money Market Portfolio 54,165,176         ---        ---
---
Limited-Term Bond Portfolio4,386,981   64,100     (3,210)
60,890
Bond Portfolio        108,332,367   4,547,166   (229,268)
4,317,898
High Income Portfolio 126,589,037   3,794,911 (6,214,265)
(2,419,354)

NOTE 4 -- Federal Income Tax Matters

     The Fund's income and expenses attributed to each
Portfolio and the gains
and losses on security transactions of each Portfolio have
been attributed to
that Portfolio for Federal income tax purposes as well as
accounting purposes.
For Federal income tax purposes, Growth, Income, Science and
Technology,
International, Balanced and Asset Strategy Portfolios
realized capital gain net
income of $24,740,928, $110,722,842, $623,709, $13,346,041,
$761,232 and
$474,359, respectively, during the year ended December 31,
1998.  For Federal
income tax purposes, Small Cap Portfolio realized capital
gain net income of
$24,172,355 for the year ended December 31, 1998, which
included the effect of
certain losses deferred into the next fiscal year, as well
as the effect of
losses recognized from the prior year (see discussion
below).  For Federal
income tax purposes, Limited-Term Bond Portfolio realized
capital gain net
income of $9,156 during the year ended December 31, 1998,
which included the
effect of certain losses deferred into the next fiscal year
(see discussion
below).  For Federal income tax purposes, High Income
Portfolio realized capital
losses of $65,442 for the year ended December 31, 1998,
which included the
effect of certain losses deferred into the next fiscal year
(see discussion
below).  For Federal income tax purposes, Bond Portfolio
realized capital gains
of $783,100 during the year ended December 31, 1998, which
were entirely offset
by capital loss carryovers.  In addition, prior year capital loss carryovers of
Bond Portfolio aggregated $1,405,971 as of December 31,
1998, and are available
to offset future realized capital gain net income as
follows:  $1,389,275
through December 31, 2002, and $16,696 through December 31, 2004. The capital gain net income of Growth, Income, Science and Technology, International, Small
Cap, Balanced, Asset Strategy and Limited-Term Bond Portfolios was paid to shareholders during the year ended December 31, 1998.

     Internal Revenue Code regulations permit each Portfolio to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses").
From November 1, 1998 through December 31, 1998, Small Cap, Limited-Term Bond and High Income Portfolios incurred net capital losses of $1,287,773, $211 and
$273,055, respectively, which have been deferred to the fiscal year ending
December 31, 1999.  In addition, during the year ended
December 31, 1998, Small
Cap Portfolio recognized post-October losses of $352,811 that had been deferred from the year ended December 31, 1997.

NOTE 5 -- Name Change

     On August 21, 1998, a meeting of shareholders was held at which the name of the Fund was changed to Target/United Funds, Inc. effective
August 31, 1998.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Target/United Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Growth Portfolio, Income Portfolio, Science and
Technology Portfolio, International Portfolio, Small Cap
Portfolio, Balanced
Portfolio, Asset Strategy Portfolio, Money Market Portfolio,
Limited-Term Bond
Portfolio, Bond Portfolio and High Income Portfolio
(collectively the
"Portfolios") comprising Target/United Funds, Inc. (formerly known as TMK/United
Funds, Inc.), as of December 31, 1998, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of
December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the respective Portfolios of Target/United Funds, Inc. as of December 31,
1998, the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended and the financial highlights for each of the five fiscal years in the period then ended, in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
February 5, 1999